PRELIMINARY COPY

Dear Delta Shareholders:

     On behalf of the Board of Directors, it is a pleasure to invite you to attend the Annual Meeting of Shareholders to be held at 10:00 a.m. on ______ __, 2002 in Denver, Colorado at Delta's corporate offices located at 475 Seventeenth Street, Suite 1400, Denver, Colorado 80202.

     Business matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of the Annual Meeting and Proxy Statement. Members of management will report on our operations, followed by a period for questions and discussion.

     We hope you can attend the meeting. Regardless of the number of shares you own, your vote is very important. Please ensure that your shares will be represented at the meeting by signing and returning your proxy now, even if you plan to attend the meeting.

     Thank you for your continued support.

                                    Sincerely,


                                    Aleron H. Larson, Jr.
                                    Chairman of the Board



































                                                            PRELIMINARY COPY

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             ______ __, 2002

TO THE SHAREHOLDERS OF DELTA PETROLEUM CORPORATION:

     As a shareholder of Delta Petroleum Corporation, a Colorado corporation ("Delta" or the "Company"), you are invited to be present in person or to be represented by proxy at the Annual Meeting of Shareholders, to be held at Delta's corporate offices, 475 17th Street, Suite 1400, Denver, Colorado 80202, on _______, ______ __, 2002, at 10:00 a.m. (local time) for the following purposes:

      1)    To elect four directors;

      2)    To consider and vote upon the approval of Delta's 2002 Incentive
            Plan;

      3) To consider and vote upon the approval of the proposed issuance of shares and warrants pursuant to an Investment Agreement with Swartz Private Equity, LLC;

      4) To consider and vote upon the ratification of the appointment of KPMG LLP as independent auditors for Delta for the fiscal year ending June 30, 2002;

      5) To consider and vote on an amendment to Delta's Articles of Incorporation to reduce the quorum and voting requirements for meetings of shareholders;

      6) To consider and vote upon the approval of the proposed issuance of shares pursuant to a Purchase and Sale Agreement with Castle Energy Corporation; and

      7) To transact such other business as may be properly brought before the meeting and any adjournments thereof.

     Shareholders of Delta of record at the close of business on ______ __, 2002 are entitled to vote at the meeting and all adjournments thereof.

     A majority of the outstanding shares of Common Stock of Delta must be represented at the meeting to constitute a quorum. Therefore, all shareholders are urged either to attend the meeting or to be represented by proxy. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is Delta's intention to adjourn the meeting until a later date and to vote proxies received at such adjourned meeting(s).

     If you do not expect to attend the meeting in person, please complete, sign, date and return the accompanying proxy card in the enclosed business reply envelope. If you later find that you can be present or for any other reason desire to revoke your proxy, you may do so at any time before the voting.

                                    By Order of the Board of Directors

                                    Aleron H. Larson, Jr.
                                    Chairman\Secretary
______ __, 2002




                                                            PRELIMINARY COPY

                               PROXY STATEMENT
                                     OF
                         DELTA PETROLEUM CORPORATION

                       ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON ______ __, 2002


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (our "Board" or our "Board of Directors") of Delta Petroleum Corporation ("us," "our," "we" or "Delta") of proxies to be voted at our Annual Meeting of Shareholders (the "Annual Meeting" or the "Meeting") to be held on ______ __, 2002 at our corporate offices, 475 17th Street, Suite 1400, Denver, Colorado 80202, at 10:00 a.m., and at any adjournment thereof. Each shareholder of record at the close of business on ______ __, 2002 of shares of our Common Stock, par value $0.01 per share (the "Common Stock"), will be entitled to one vote for each share so held. As of March 10, 2002 there were 12,930,790 shares of Common Stock issued and outstanding.

     Shares represented by properly executed proxy cards received by us at or prior to the Annual Meeting will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares so represented for
(i) the election of the nominees for directors; (ii) the adoption of Delta's 2002 Incentive Plan; (iii) the approval of the proposed issuance of shares and warrants pursuant to the Investment Agreement with Swartz Private Equity, LLC;
(iv) the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2002; (v) the approval of an amendment to Delta's Articles of Incorporation to reduce the quorum and voting requirements for meetings of shareholders; and (vi) the approval of the proposed issuance of shares pursuant to a Purchase and Sale Agreement with Castle Energy Corporation.

     As to any other business which may properly come before the Meeting, the persons named on the proxy card will vote according to their judgement. The enclosed proxy may be revoked prior to the Meeting by written notice to our Secretary at 475 17th Street, Suite 1400, Denver, Colorado 80202, or by written or oral notice to the Secretary at the Annual Meeting prior to being voted. This Proxy Statement and the enclosed proxy card are expected to be first sent to our shareholders on or about ___________, 2002.

     Votes cast in favor of and against proposed actions (whether in person or by proxy) will be counted for us by our Secretary at the Meeting, but this count may be at least partially based upon information tabulated for us by our transfer agent or others. Abstentions and broker non-votes represented at the Meeting will be counted as being present for the purpose of determining whether or not a quorum is present, but will not be counted as votes for or against particular agenda items.

     If a quorum is not present at the Meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is our intention to adjourn the Meeting until a later date and to vote proxies received at such adjourned meeting(s).

                      SUMMARY OF ACQUISITION OF ASSETS OF
                          CASTLE ENERGY CORPORATION

     This summary highlights selected information concerning the proposed acquisition of assets from Castle Energy Corporation discussed later in this Proxy Statement. To better understand the transaction and for a more complete description, you should carefully read all of the information concerning the proposal.

     Delta is proposing to acquire substantially all of the interests of Castle Energy Corporation ("Castle") in oil, gas and mineral leases located in the United States. Castle is a publicly-held company, and its common stock is quoted on the Nasdaq National Market System under the symbol "CECX." No vote of Castle's shareholders is needed to approve the transaction.

Summary Term Sheet
------------------

     On January 15, 2002, Delta entered into a Purchase and Sale Agreement with Castle under which we propose to acquire all of Castle's interest in oil and gas leases and wells located in the United States and assets related to these properties. (Page 31)

     . The purchase price for the assets will be $20,000,000 in cash and 9,566,000 shares of Delta's Common Stock with certain adjustments for operations from the effective date of October 1, 2001. The cash for the purchase is expected to be obtained from a commercial bank. (Page 33)

     . The closing is conditioned on Delta obtaining the approval of the shareholders at the Annual Meeting and satisfying the terms of the agreement. (Page 33)

     . After the closing, Castle will own approximately 44% of Delta's Common Stock. Delta may issue additional shares to Castle if an insufficient amount of cash is obtained from bank financing. The total number of shares issued to Castle would not exceed 49.9% of the shares then outstanding. (Page 33)

     . Immediately after closing, Delta's Board of Directors will be expanded from four to seven persons. Three new Directors selected by Castle will be appointed to the Board. (Page 37)

     . Delta has agreed to register the shares issued to Castle under the Securities Act of 1933 after the closing. Delta will have the right to repurchase up to 3,188,667 of such shares at $4.50 for one year after closing. (Page 37)

     . The agreement may be cancelled for a number of reasons. Under certain conditions Delta may be required to pay Castle a termination fee in shares of its Common Stock. (Page 38)

     . The Board of Directors believes that the proposed purchase is in the best interests of Delta and its shareholders and recommends a vote for approving the transaction. (Page 39)

                             ELECTION OF DIRECTORS
                           (Proposal 1 of the Proxy)

     Our Directors are elected annually by the shareholders to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected. Our bylaws provide that the number of directors comprising the whole Board shall from time to time be fixed and determined by resolution adopted by our Board of Directors. Our Board has established the size of the Board for the ensuing year at four directors. Accordingly, our Board is recommending that our four current directors be re-elected. If any nominee becomes unavailable for any reason, a substitute nominee may be proposed by our Board and the shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors. We have no reason to expect that any nominee will become unavailable. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting is required for the election of directors.

     At the Annual Meeting, the shares of Common Stock represented by proxies will be voted in favor of the election of the nominees named below unless otherwise directed.

     We recommend a vote for these nominees.

                 NOMINEES FOR ELECTION AS DIRECTORS TO SERVE
                        UNTIL NEXT ANNUAL MEETING

     The following information with respect to Directors and Executive Officers is furnished pursuant to Item 401(a) of Regulation S-B.

Name                      Age  Positions                  Period of Service

Aleron H. Larson, Jr.*    56   Chairman of the Board,     May 1987 to Present
                               Secretary and a Director

Roger A. Parker*          40   President, Chief           May 1987 to Present
                               Executive Officer and
                               a Director

Jerrie F. Eckelberger*    57   Director                   September 1996
                                                          to Present

James B. Wallace*         72   Director                   November 2001 to
                                                          Present

Kevin K. Nanke            37   Treasurer and Chief        December 1999
                               Financial Officer          to Present

     * nominees for re-election as directors

     The following is additional biographical information as to the business experience of each of our current officers and directors.

     ALERON H. LARSON, JR., age 56, has operated as an independent in the oil and gas industry individually and through public and private ventures since 1978. From July of 1990 through March 31, 1993, Mr. Larson served as the Chairman, Secretary, CEO and a Director of Chippewa Resources Corporation (now called "Underwriters Financial Group, Inc."), a public company then listed on the American Stock Exchange which was previously our parent ("UFG").

Subsequent to a change of control, Mr. Larson resigned from all positions with UFG effective March 31, 1993. Mr. Larson serves as Chairman of the Board, Secretary and a Director of Amber Resources Company ("Amber"), a public oil and gas company which is our majority-owned subsidiary. He has also served, since 1983, as the President and Board Chairman of Western Petroleum Corporation, a public Colorado oil and gas company which is now inactive. Mr. Larson practiced law in Breckenridge, Colorado from 1971 until 1974. During this time he was a member of a law firm, Larson & Batchellor, engaged primarily in real estate law, land use litigation, land planning and municipal law. In 1974, he formed Larson & Larson, P.C., and was engaged primarily in areas of law relating to securities, real estate, and oil and gas until 1978. Mr. Larson received a Bachelor of Arts degree in Business Administration from the University of Texas at El Paso in 1967 and a Juris Doctor degree from the University of Colorado in 1970.

     ROGER A. PARKER, age 40, served as the President, a Director and Chief Operating Officer of Chippewa Resources Corporation (now called "Underwriters Financial Group, Inc.") from July of 1990 through March 31, 1993. Mr. Parker resigned from all positions with UFG effective March 31, 1993. Mr. Parker also serves as President, Chief Executive Officer and a Director of Amber. He also serves as a Director and Executive Vice President of P & G Exploration, Inc., a private oil and gas company (formerly Texco Exploration, Inc.). Mr. Parker has also been the President, a Director and sole shareholder of Apex Operating Company, Inc., which holds oil and gas property interests, since its inception in 1987. He has operated as an independent in the oil and gas industry individually and through public and private ventures since 1982. He was at various times, from 1982 to 1989, a Director, Executive Vice President, President and shareholder of Ampet, Inc., a small oil and gas company. He received a Bachelor of Science in Mineral Land Management from the University of Colorado in 1983. He is a member of the Rocky Mountain Oil and Gas Association and the Independent Producers Association of the Mountain States (IPAMS).

     JERRIE F. ECKELBERGER, age 57, is an investor, real estate developer and attorney who has practiced law in the State of Colorado since 1971. He graduated from Northwestern University with a Bachelor of Arts degree in 1966 and received his Juris Doctor degree in 1971 from the University of Colorado School of Law. From 1972 to 1975, Mr. Eckelberger was a staff attorney with the eighteenth Judicial District Attorney's Office in Colorado. From 1982 to 1992 Mr. Eckelberger was the senior partner of Eckelberger & Feldman, a law
firm with offices in Englewood, Colorado.   In 1992, Mr. Eckelberger founded
Eckelberger & Associates of which he is still the principal member. Mr. Eckelberger previously served as an officer, director and corporate counsel
for Roxborough Development Corporation.   Since March 1996, Mr. Eckelberger
has acted as President and Chief Executive Officer of 1998, Ltd., a Colorado corporation actively engaged in the development of real estate in Colorado.
He is the Managing Member of The Francis Companies, L.L.C., a Colorado limited liability company, which actively invests in real estate and has been since June, 1996. Additionally, since November, 1997, Mr. Eckelberger has served as the Managing Member of the Woods at Pole Creek, a Colorado limited liability company, specializing in real estate development.

      JAMES B. WALLACE, age 72, has been involved in the oil and gas business for over 40 years and has been a partner of Brownlie, Wallace, Armstrong and Bander Exploration in Denver, Colorado since 1992. From 1980 to 1992 he was Chairman of the Board and Chief Executive Officer of BWAB Incorporated. Mr. Wallace currently serves as Chairman of the Board of Directors of Tom Brown, Inc., an oil and gas exploration company listed on the Nasdaq National Market

System. He received a B.S. Degree in Business Administration from the University of Southern California in 1951.

     KEVIN K. NANKE, age 37, Treasurer and Chief Financial Officer, joined Delta in April 1995. Since 1989, he has been involved in public and private accounting with the oil and gas industry. Mr. Nanke received a Bachelor of Arts in Accounting from the University of Northern Iowa in 1989. Prior to working with Delta, he was employed by KPMG LLP. He is a member of the Colorado Society of CPA's and the Council of Petroleum Accounting Society. Mr. Nanke is not a nominee for election as a director.

     There is no family relationship among or between any of our Officers and/or Directors.

     Messrs. Eckelberger and Wallace currently serve as the audit committee and as the compensation committee. Messrs. Eckelberger and Wallace currently also constitute our Incentive Plan Committee for our incentive plans.

     All directors will hold office until the next annual meeting of shareholders.

     All of our officers will hold office until the next annual directors' meeting. There is no arrangement or understanding among or between any such officers or any persons pursuant to which such officer is to be selected as one of our officers.

                      BOARD OF DIRECTORS AND COMMITTEES

     During fiscal year 2001 our Board of Directors met on 15 occasions either in person or by phone or in lieu thereof acted by consent. Our Board has appointed three committees: the Audit, Compensation and Incentive Plan Committees. The non-employee directors, Messrs. Eckelberger and Wallace, currently serve on all three committees and both are necessary to constitute a quorum. During fiscal year 2001 our Compensation Committee met on seven occasions, our Audit Committee on one occasion, and our Incentive Plan Committee on eight occasions, either in person or by phone or, in lieu thereof, acted by consent. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and its committees held in person or by phone during the time each such Director was a member of the Board or of any committee of the Board.

     Our Compensation Committee makes recommendations to our Board in the area of executive compensation. Our Audit Committee is appointed for the purpose of overseeing and monitoring our independent audit process. It is also charged with the responsibility for reviewing all related party transactions for potential conflicts of interest. The Incentive Plan Committee is charged with the responsibility for selecting individual employees to be issued options and other grants under our 2001 Incentive Plan. Members of the Incentive Plan Committee, as non-employee directors, are automatically awarded options on an annual basis under a fixed formula under our 2001 Incentive Plan. The Compensation Committee will also have these responsibilities under our 2002 Incentive Plan. (See "Compensation of Directors").

           COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
                               ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities, to file initial reports of securities ownership of Delta and reports of changes in ownership of equity securities of Delta with the Securities and Exchange Commission ("SEC"). Such persons also are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, during the fiscal year ended June 30, 2001, our officers and directors complied with all applicable Section 16(a) filing requirements. These statements are based solely on a review of the copies of such reports furnished to us by our officers and directors and their written representations that such reports accurately reflect all reportable transactions.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        SHAREHOLDERS AND MANAGEMENT

     (a)  Security Ownership of Certain Beneficial Owners:

          The following table presents information concerning persons known by us to own beneficially 5% or more of our issued and outstanding voting securities at March 11, 2002:

                        Name and Address        Amount and Nature
                          of Beneficial           of Beneficial     Percent
Title of Class (1)          Owner                   Ownership      of Class(2)

Common stock         Aleron H. Larson, Jr.     1,406,801 shares(3)    9.83%
(includes options    475 17th St., #1400
for common stock)    Denver, CO 80202

Common stock         Roger A. Parker           1,362,101 shares(4)    9.77%
(includes options    475 17th St., #1400
for common stock)    Denver, CO 80202

Common stock         GlobeMedia AG               829,846 shares(5)     6.14%
(includes options    Immanuel Hohlbauch
for common stock)    Strasse 41
                     Goppingen/Germany

Common stock         Burdette A. Ogle            761,891 shares(6)     5.85%
(includes options    1224 Coast Village Rd, #24
for common stock)    Santa Barbara, CA 93108

Common stock         BWAB Limited Liability      702,930 shares(7)     5.21%
                     Company
                     475 17th Street, #1390
                     Denver, CO  80202

------------------------------

(1) We have an authorized capital of 300,000,000 shares of $.01 par value Common Stock of which 12,916,030 shares were issued and outstanding as of March 11, 2002. We also have an authorized capital of 3,000,000 shares of $.10 par value preferred stock of which no shares are outstanding.

(2) The percentage set forth after the shares listed for each beneficial owner is based upon total shares of Common Stock outstanding at March 11, 2002 of 12,916,030. The percentage set forth after each beneficial owner is calculated as if any warrants and/or options owned had been exercised by such beneficial owner and as if no other warrants and/or options owned by any other beneficial owner had been exercised. Warrants and options are aggregated without regard to the class of warrant or option.

(3) Includes 2,211 shares owned by Mr. Larson's wife and 4,000 shares owned by his children; and 375,590 options to purchase 375,590 shares of Common Stock at $0.05 per share until September 21, 2008 for 151,690 of the options, until September 1, 2008 for 175,000 of the options and until December 10, 2008 for 100,000 of the options. Also includes options to purchase 100,000 shares of Common Stock at $1.75 per share until November 5, 2009; options to purchase 300,000 shares of Common Stock at $3.75 per share until July 14, 2010; options to purchase 250,000 shares of Common Stock at $5.00 per share until October 9, 2010; options to purchase 200,000 shares of Common Stock at $3.29 per share until January 8, 2011; and options to purchase 175,000 shares of Common Stock at $2.38 per share until October 5, 2011.

(4) Includes 337,101 shares owned by Mr. Parker directly. Also includes options to purchase 100,000 shares of Common Stock at $1.75 until November 5, 2009; options to purchase 300,000 shares of Common Stock at $3.75 per share until July 14, 2010; options to purchase 250,000 shares of Common Stock at $5.00 per share until October 9, 2010; options to purchase 200,000 shares of Common Stock at $3.29 per share until January 8, 2011; and options to purchase 175,000 shares of Common Stock at $2.38 per share until October 5, 2011.

(5) Consists of 90,692 shares owned directly by GlobeMedia AG; 54,000 shares owned by its president, Karl Spoddig; 10,000 shares owned by GlobeMedia Gmbh; 46,154 shares owned by Quadrafin AG; options to purchase 5,000 shares of Common Stock at $2.50 per share until April 10, 2002; options to purchase 200,000 shares of Common Stock at $4.5625 per share for a period of one year beginning with the effective date of a registration statement covering the shares underlying the options; options in the name of Pegasus Finance Limited, an affiliate of GlobeMedia AG, to purchase Common Stock for periods beginning with the effective date of a registration statement covering the common shares underlying the options as follows: 100,000 shares at $2.50 per share for one year; 100,000 shares at $3.00 per share for one year; 100,000 shares at $6.00 per share for one year; and options, also in the name of Pegasus Finance Limited, to purchase 100,000 shares of Common Stock at $3.125 per share until January 9, 2004. Mr. Spoddig is the ultimate beneficial owner of GlobeMedia AG, Pegasus Finance Limited and Quadrafin AG.

(6) Includes 635,264 shares owned by Mr. Ogle directly, 26,627 shares owned beneficially by Sunnyside Production Company, and warrants to purchase 100,000 shares of Common Stock at $3.00 per share until August 31, 2004, with a call provision that allows us to repurchase any unexercised warrants for an aggregate sum of $1,000 after our stock has traded for $6.00 per share or greater for 30 consecutive trading days. Sunnyside Production Company is owned 50% each by Mr. Ogle and Mr. Charles Shearer.

(7) Includes 672,680 shares owned directly and 30,250 shares owned by an affiliate, Franklin Energy, LLC. Both BWAB and Franklin Energy, LLC are wholly owned by Steven Roitman.

     (b)  Security Ownership of Management:

                        Name and Address        Amount and Nature
                          of Beneficial           of Beneficial     Percent
Title of Class (1)          Owner                   Ownership      of Class(2)

Common Stock         Aleron H. Larson, Jr.     1,406,801 shares(3)    9.83%
Common Stock         Roger A. Parker           1,362,101 shares(4)    9.77%
Common Stock         Kevin K. Nanke              584,047 shares(5)    4.33%
Common stock         Jerrie F. Eckelberger        40,725 shares(6)     .31%
Common stock         James B. Wallace             32,500 shares(7)     .25%
Common stock         Officers and Directors    3,426,174 shares(8)   21.49%
                      as a Group (5 persons)

------------------------------
(1)  See Note (1) to preceding table; includes options.

(2)  See Note (2) to preceding table.

(3)  See Note (3) to preceding table.

(4)  See Note (4) to preceding table.

(5) Consists of 25,000 shares of Common Stock owned directly by Mr. Nanke; options to purchase 34,047 shares of Common Stock at $1.125 per share until September 1, 2008; options to purchase 25,000 shares of Common Stock at $1.5625 per share until December 12, 2008; options to purchase 100,000 shares of Common Stock at $1.75 per share until May 12, 2009; options to purchase 75,000 shares of Common Stock at $1.75 per share until November 5, 2009; options to purchase 125,000 shares of Common Stock at $3.75 per share until July 14, 2010; options to purchase 100,000 shares of Common Stock at $3.29 until January 9, 2011; and options to purchase 100,000 shares of Common Stock at $2.38 per share until October 5, 2011.

(6) Includes 725 options to purchase shares of Common Stock at $2.98 per share until December 31, 2006; options to purchase 20,000 shares of Common Stock at $1.95 until September 10, 2011 and options to purchase 20,000 shares of Common Stock at $2.02 until February 5, 2012.

(7) Includes 30,000 shares of Common Stock and options to purchase 2,500 shares at $2.02 per share until February 5, 2002.

(8)  Includes all warrants, options and shares referenced in footnotes (3),
(4), (5), (6) and (7) above as if all warrants and options were exercised and as if all resulting shares were voted as a group.

                            EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                              Long-Term
                                                            Compensation
                                             Annual         ------------
                                          Compensation         Awards
                                      --------------------  ------------
                                                             Securities
                                                             Underlying
        Name and                                             Options/       All Other
   Principal Position        Period    Salary(1)   Bonus     SARs(#)      Compensation($)
------------------------   ----------  ---------  --------  -----------   ---------------
Roger A. Parker
President, Chief Executive  Year Ended
Officer and Director        6/30/01     $198,000  $ 91,000   750,000(2)        -0-
                            Year Ended
                            6/30/00      198,000    75,000   100,000(3)        -0-
                            Year Ended
                            6/30/99      198,000   105,000   510,663(4)        -0-

Aleron H. Larson, Jr.
Chairman, Secretary         Year Ended
and Director                6/30/01     $198,000  $ 91,000   750,000(2)        -0-
                            Year Ended
                            6/30/00      198,000    75,000   100,000(3)        -0-
                            Year Ended
                            6/30/99      198,000   105,000   559,500(5)        -0-

Kevin K. Nanke              Year Ended
Chief Financial Officer     6/30/01     $120,000    55,000   225,000(6)        -0-
and Treasurer               Year Ended
                            6/30/00      105,000    15,000   100,000(7)        -0-
------------------------

(1)  Includes reimbursement of certain expenses.

(2) Includes options to purchase 300,000 shares of Common Stock at $3.75 per share until July 14, 2010; options purchase 250,000 shares of Common Stock at $5.00 per share until October 9, 2010; and options to purchase 200,000 shares of Common Stock at $3.29 per share until January 8, 2011.

(3) Option to purchase 100,000 shares of Common Stock at $1.75 per share until November 5, 2009.

(4) Represents all options held by individual at June 30, 1999. Includes 320,977 previously granted options and 100,000 options granted during fiscal 1999 for which the exercise price was repriced during fiscal 1999 to $0.05 per share and the expiration date extended to 9/01/08 for 320,977 options and to 12/10/08 for 100,000 options. Also includes a grant of options to purchase 89,686 shares of Common Stock at $0.05 per share until 5/20/09.

(5) Represents all options held by individual at June 30, 1999. Includes 459,500 previously granted options and 100,000 options granted during fiscal 1999 for which the exercise price was repriced during fiscal 1999 to $0.05 per share and the expiration date extended to 9/01/08 for 459,500 options and to 12/01/08 for 100,000 options.

(6) Includes options to purchase 125,000 shares of Common Stock at $3.75 per share until July 14, 2010; and options to purchase 100,000 shares of Common Stock at $3.29 per share until January 8, 2011.

(7) Represents options to purchase 75,000 shares of Common Stock at $1.75 per share until November 5, 2009 and options to purchase 25,000 shares of Common Stock at $.01 per share until December 31, 2009.



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                           Percent
                         Number of        of Total
                         Securities     Options/SAR's   Exercise     Market
                         Underlying      Granted to     or Base     Price on
                        Options/SAR's   Employees in     Price       Date of   Expiration
        Name              Granted        Fiscal Year     ($/Sh)    Grant($/sh)    Date
---------------------   -------------   -------------   --------   ----------- ----------

Roger A. Parker           300,000          15.94%        $3.75        $3.75     07/14/10
                          250,000          13.28%         5.00         5.00     10/09/10
                          200,000          10.62%         3.29         3.29     01/08/11

Aleron H. Larson, Jr.     300,000          15.94%        $3.75        $3.75     07/14/10
                          250,000          13.28%         5.00         5.00     10/09/10
                          200,000          10.62%         3.29         3.29     01/08/11

Kevin K. Nanke            125,000           6.64%        $3.75        $3.75     07/14/10
                          100,000           5.31%         3.29         3.29     10/01/10

               AGGREGATED OPTIONS/EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION/VALUES

                                                       Number of
                                                       Securities            Value of
                                                       Underlying          Unexercised
                                                       Unexercised         in-the-Money
                                                         Options             Options
                           Shares                          at                  at
                          Acquired                   June 30, 2001 (#)   June 30, 2001 ($)
                             on          Realized      Exercisable/        Exercisable/
         Name            Exercise (#)       $         Unexercisable       Unexercisable
---------------------    ------------    ----------- ----------------   ------------------

Roger A. Parker            250,236       $1,048,000     850,000/0          $  802,000/0
President, Chief Executive
Officer and Director

Aleron H. Larson, Jr.       92,810       $  406,000   1,276,690/0          $2,743,000/0
Chairman, Secretary
and Director

Kevin K. Nanke              59,725       $  194,000     464,175/0          $  946,000/0
Chief Financial
Officer and Treasurer



Compensation of Directors

     As a result of elections made by non-employee directors under the formulas provided in our 2001 Incentive Plan, as amended, we granted options to non-employee directors after the fiscal year end as follows:

                                Number       Exercise        Expiration
      Director                of Options      Price             Date

      Terry D. Enright           20,000      $1.95/sh        9/10/2011
      Jerrie F. Eckelberger      20,000       1.95/sh        9/10/2011

     In addition, the outside non-employee directors are each paid $500 per month. Jerrie F. Eckelberger and Terry D. Enright were each paid $6,000 during the year ended June 30, 2001. Mr. Enright resigned as a Director on November 15, 2001. In connection with his resignation, Mr. Enright received 2,500 shares of our restricted Common Stock and is also entitled to receive his compensation for the portion of the calendar year 2001 served (January 1, 2001 through November 15, 2001) in the form of either Common Stock or options, at his election, under our 2001 Incentive Plan.

Employment Contracts and Termination of Employment and Change-in-Control
Agreement

     On November 1, 2001, our Compensation Committee authorized us to enter into employment agreements with our Chairman, President and Chief Financial Officer, which employment agreements replaced and superseded the prior employment agreements with these persons. Under the new employment agreements our Chairman and President each receive a salary of $240,000 per year and our Chief Financial Officer receives a salary of $144,000 per year. Their employment agreements have three-year terms and include provisions for cars, parking and health insurance. Terms of their employment agreements also provide that the employees may be terminated for cause but that in the event of termination without cause or in the event we have a change in control, as defined in our 2001 Incentive Plan, then the employees will continue to receive the compensation provided for in the employment agreements for the remaining terms of the employment agreements. Also in the event of a change of control and irrespective of any resulting termination, we will immediately cause all of each employee's then outstanding unexercised options to be exercised by us on behalf of the employee and we will pay the employee's federal, state and local taxes applicable to the exercise of the options and warrants.

Retirement Savings Plan

     During 1997 we began sponsoring a qualified tax deferred savings plan in the form of a Savings Incentive Match Plan for Employees ("SIMPLE") IRA plan available to companies with fewer than 100 employees. Under the SIMPLE IRA plan, our employees may make annual salary reduction contributions of up to three percent (3%) of an employee's base salary up to a maximum of $6,000 (adjusted for inflation) on a pre-tax basis. We will make matching contributions on behalf of employees who meet certain eligibility requirements. During the fiscal year ended June 30, 2001, we contributed $18,000 under the plan.

            REPORT OF THE COMPENSATION AND INCENTIVE PLAN COMMITTEES
                        REGARDING COMPENSATION ISSUES

     The objective of our Compensation Committee is to design our executive compensation program to enable us to attract, retain and motivate executive personnel deemed necessary to maximize return to shareholders. The fundamental concept of the program is to align the amount of an executive's total compensation with his contribution to our success in creating shareholder value.

     In furtherance of this objective, the Compensation Committee has determined that the program should have the following components:

     BASE SALARIES: Our Committee believes that we should offer competitive base salaries to enable us to attract, motivate and retain capable executives. Our Committee has in the past determined levels of the base compensation using published compensation surveys and other information for energy and similar sized companies. Our Committee may or may not use such surveys or other information to determine levels of base compensation in the future.

     LONG-TERM INCENTIVES: Our Committee believes that long-term compensation should comprise a substantial portion of each executive officer's total compensation. Long-term compensation provides incentives that encourage our executive officers to own and hold our stock and tie their long-term economic interests directly to those of our shareholders. Long-term compensation can be provided in the form of restricted stock or stock options or other grants under our 2001 Incentive Plan, as amended.

     With specific reference to our officers, our Committee attempts to exercise great latitude in setting salary and bonus levels and granting stock options. Philosophically, our Committee attempts to relate executive compensation to those variables over which the individual executive generally has control. These officers have the primary responsibility for improving shareholder value for us.

     Our Committee believes that its objective of linking executive compensation to corporate performance results in alignment of compensation with corporate goals and shareholder interest. When performance goals are met or exceeded, shareholder value is increased and executives are rewarded commensurately. Corporate performance includes circumstances that will result in long-term increases in shareholder value notwithstanding that such circumstances may not be reflected in the immediate increase in our profits or share price. It is our Committee's objective to emphasize and promote long-term growth of shareholder value over short-term, quarter to quarter performance whenever these two concepts are in conflict. Our Committee believes that compensation levels during 2001 adequately reflect our compensation goals and policies.

     In 1993, the Internal Revenue Code was amended to add section 162(m), which generally disallows a tax deduction for compensation paid to senior executive officers in excess of $1 million per person in any year. Excluded from the $1 million limitation is compensation which meets pre-established performance criteria or results from the exercise of stock options which meet certain criteria. While we generally intend to qualify payment of compensation under section 162(m), we reserve the right to pay compensation to our executives from time to time that may not be tax deductible.

                        REPORT OF THE AUDIT COMMITTEE

     Delta has a standing Audit Committee of the Board of Directors (the "Audit Committee"). The Audit Committee consists of Messrs. Wallace and Eckelberger, who are independent (as defined in the Nasdaq listing standards). The Audit Committee operates pursuant to a charter (the "Audit Committee Charter") approved and adopted by the Board. A copy of the Audit Committee Charter was attached to the Proxy Statement for the Annual Meeting held in August 2001. The Audit Committee held one (1) meeting in fiscal 2001. The Audit Committee, on behalf of the Board, oversees Delta's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements and footnotes thereto in Delta's fiscal 2001 Annual Report to Shareholders with management.

     The Audit Committee has discussed with Delta's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61.

     The Audit Committee has discussed with Delta's independent public accountants their independence from management and Delta, and received from them the written disclosures and the letter concerning the independent public accountants' independence required by the Independence Standards Board Standard No. 1.

     Based on the Audit Committee's review of the foregoing and discussions with management and Delta's independent public accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Delta's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

     MEMBERS OF THE AUDIT COMMITTEE:

     Jerrie F. Eckelberger
     James B. Wallace

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a list of certain relationships and related party transactions that occurred during our past fiscal year and the two previous fiscal years, as well as transactions that occurred since the beginning of our last fiscal year or are currently proposed:

     (a) Effective October 28, 1992, we entered into a five year consulting agreement with Burdette A. Ogle and Ronald Heck which provides for an aggregate fee to the two of them of $10,000 per month. We agreed to extend this agreement for one year during the 1998 fiscal year and, subsequent to June 30, 1998, agreed to extend it through December 1, 1999. Subsequent to December 1, 1999 we have retained Messrs. Ogle and Heck on a month to month basis at the same monthly rate. At March 11, 2002, Messrs. Ogle and Heck owned beneficially 5.85% and 1.94%, respectively, of our outstanding Common Stock. To our best knowledge and belief, the consulting fee paid to Messrs. Ogle and Heck is comparable to those fees charged by Messrs. Ogle and Heck to other companies owning interests in properties offshore California for consulting services rendered to those other companies with respect to their own offshore California interests. It is our understanding that, in the aggregate, Mr. Ogle represents, as a consultant, a significant percentage of all of the ownership interests in the various properties that are located in the same general vicinity of our offshore California properties. Mr. Ogle also consults with and advises us relative to properties in areas other than offshore California, relative to potential property acquisitions and with respect to our general oil and gas business. It is our opinion that the fees paid to Messrs. Ogle and Heck for the services rendered are comparable to fees that would be charged by similarly qualified non-affiliated persons for similar services.

     (b) Effective February 24, 1994, at the time Ogle was the owner of 21.44% of our stock, he granted us an option to acquire working interests in three undeveloped offshore Santa Barbara, California, federal oil and gas units. In August 1994, we issued a warrant to Ogle to purchase 100,000 shares of our Common Stock for five years at a price of $8 per share in consideration of the agreement by Ogle to extend the expiration date of the option to January 3, 1995. On January 3, 1995, we exercised the option from Ogle to acquire the working interests in three proved undeveloped offshore Santa Barbara, California federal oil and gas units. The purchase price of $8,000,000 is represented by a production payment reserved in the documents of Assignment and Conveyance and will be paid out of three percent (3%) of the oil and gas production from the working interests with a requirement for minimum annual payments. We paid Ogle $1,550,000 through fiscal 1999 and are to continue to pay a minimum of $350,000 annually until the earlier of: 1) when the production payments accumulate to the $8,000,000 purchase price; 2) when 80% of the ultimate reserves of any lease have been produced; or 3) 30 years from the date of the conveyance. Under the terms of the agreement, we may reassign the working interests to Ogle upon notice of not more than 14 months nor less than 12 months, thereby releasing us from any further obligations to Ogle after the reassignment.

     On December 17, 1998, we amended our Purchase and Sale Agreement with Ogle dated January 3, 1995. As a result of this amended agreement, at the time of each minimum annual payment we will be assigned an interest in the three undeveloped offshore Santa Barbara, California federal oil and gas units proportionate to the total $8,000,000 production payment. Accordingly, the annual $350,000 minimum payment is recorded as an addition to undeveloped offshore California properties. In addition, pursuant to this agreement, we extended and repriced the previously issued warrant to purchase 100,000 shares of our Common Stock. Prior to fiscal 1999, the minimum royalty payment was expensed in accordance with the purchase and sale agreement with Ogle dated January 3, 1995. As of September 30, 2001, we had paid a total of $2,250,000 in minimum royalty payments. On December 3, 2001, we entered into a letter agreement that amended certain provisions of this agreement. In accordance with the terms of the letter agreement, Delta did not pay the $350,000 payment which would otherwise have been due on January 3, 2002, and instead paid Ogle $87,500 and executed a promissory note for $262,500 which is payable in installments through October 3, 2002, with interest at 10% per annum. Delta also entered into an amendment effective January 3, 2002 that requires additional payments to Ogle upon receipt of certain compensation by Delta. Such payments are to be equal to the lesser of 6% of the compensation or the remaining balance of the production payment. If the final payment of the promissory note occurs on or after February 15, 2002, the percentage amount is to be changed to an amount ranging from 7.33% to 10%, depending on the date of payment.

     The terms of the original transaction and the amendment with Mr. Ogle were arrived at through arms-length negotiations initiated by our management. We are of the opinion that the transaction is on terms no less favorable to us than those which could have been obtained from non-affiliated parties. No independent determination of the fairness and reasonableness of the terms of the transaction was made by any outside person.

     (c) Our Board of Directors has granted our President and Chairman each the right to participate, on the same basis as Delta, in up to a five percent (5%) working interest in any well drilled, re-entered, completed or recompleted by us on our acreage (provided that any well to be re-entered or recompleted is not then producing economic quantities of hydrocarbons). Messrs. Larson and Parker are required to pay us the actual cost thereof. In addition, our Chief Financial Officer is given the right to participate, on the same basis as Delta, in up to a 2.5% working interest in these same types of drilling activities and is required to pay the actual cost thereof.

     (d) On November 1, 2001, our Compensation Committee authorized us to enter into employment agreements with our Chairman, President and Chief Financial Officer, which employment agreements replaced and superseded the prior employment agreements with such persons. The employment agreements have three year terms and include provisions for cars, parking and health insurance. Terms of the employment agreements also provide that the employees may be terminated for cause but that in the event of termination without cause or in the event we have a change in control, as defined in our 2001 Incentive Plan, as amended, then the employees will continue to receive the compensation provided for in the employment agreements for the remaining terms of the
employment agreements.   Also in the event of a change of control and
irrespective of any resulting termination, we will immediately cause all of each employee's then outstanding unexercised options to be exercised by us on behalf of the employee with us paying the employee's federal, state and local taxes applicable to the exercise of the options and warrants.

     (e) On January 6, 1999, we and our Compensation Committee authorized our officers to purchase shares of the common stock of another company, Bion Environmental Technologies, Inc. ("Bion"), which were held by us as "securities available for sale," at the market closing price on that date not to exceed $105,000 per officer. Our Chairman, Aleron H. Larson, Jr., purchased 29,900 shares of Bion from us for $89,000.

     (f) On January 3, 2000, we and our Compensation Committee authorized our officers to purchase shares of Bion which were held by us as "securities available for sale" at the market closing price on that day. Our officers purchased 47,250 shares for $238,000.

     (g) Our officers, Aleron H. Larson, Jr., our current Chairman and Secretary, and Roger A. Parker, our current President and CEO, loaned us $1,000,000 to make our June 8, 1999 payment to Whiting Petroleum Corporation ("Whiting") required under our agreement with Whiting, also dated June 8, 1999, to acquire Whiting's interests in the Point Arguello Unit and the adjacent Rocky Point Unit. In connection with this loan, Mr. Parker was issued options under our 1993 Incentive Plan, as amended, to purchase 89,868 shares at $.05 per share and the exercise prices of the existing options of Messrs. Parker and Larson were reduced to $.05 per share. (See Form 8-K/A dated June 9, 1999.)

     (h) On July 30, 1999, we borrowed $2,000,000 from an unrelated entity which was personally guaranteed by Aleron H. Larson, Jr., our current Chairman and Secretary, and Roger A. Parker, our current President and CEO. The proceeds were applied to the acquisition of Whiting's interests in the Point Arguello Unit and adjacent Rocky Point Unit. As consideration for the guarantee of our indebtedness we agreed to assign a 1% overriding royalty interest to each officer in the properties acquired with the proceeds of the loan (proportionately reduced to the interest we acquired in each property). (See Form 8-K dated August 25, 1999.)

     (i) On November 1, 1999 we borrowed approximately $2,800,000 from an unrelated entity which was personally guaranteed by Aleron H. Larson, Jr., our current Chairman and Secretary, and Roger A. Parker, our current President and CEO. The loan proceeds were used to purchase eleven producing wells and associated acreage in New Mexico and Texas. As consideration for the guarantee of our indebtedness we agreed to assign a 1% overriding royalty interest to each officer in the properties acquired with the proceeds of the loan (proportionately reduced to the interest we acquired in each property). (See Form 8-K dated November 1, 1999.)

     (j) On December 1, 1999, our Incentive Plan Committee granted Kevin K. Nanke, our Treasurer and Chief Financial Officer, 25,000 options to purchase our Common Stock at $.01 per share.

     (k) We operate wells in which our officers or employees or companies affiliated with one of them own working interests. At June 30, 2001 we had $272,000 of net receivables from these related parties (including affiliated companies) primarily for drilling costs and lease operating expenses on wells operated by us.

     (l) On July 10, 2000, we borrowed $3,795,000 from an unrelated entity which was personally guaranteed by Aleron H. Larson, Jr., our current Chairman and Secretary, and Roger A. Parker, our current President and CEO. The loan proceeds were used by us to purchase interests in producing wells and acreage in the Eland and Stadium fields in Stark County, North Dakota. As consideration for the guarantee of our indebtedness we agreed to issue 300,000 options to each of Messrs. Larson and Parker to purchase our Common Stock for $3.75 per share until July 14, 2010.

     (m) During the two years ended September 30, 2001 we issued options to GlobeMedia AG and its affiliate, Pegasus Finance, Ltd., as consideration for services relating to raising capital for us in Europe as follows: November 23, 1999, options to purchase 250,000 shares of Common Stock at $2.50 per share; July 5, 2000, options to purchase 100,000 shares of Common Stock at $2.50 per share; July 5, 2000, options to purchase 100,000 shares at $3.00 per share; and January 8, 2001, options to purchase 100,000 shares of Common Stock at $3.125 per share. During the same period we issued options to GlobeMedia AG for services relating to shareholder and public relations in Europe as follows: November 23, 1999, options to purchase 250,000 shares of Common Stock at $2.50 per share; February 17, 2000, options to purchase 200,000 shares of Common Stock at $2.50 per share; July 5, 2000, options to purchase 100,000 shares of Common Stock at $6.00 per share; and March 21, 2001, options to purchase 200,000 shares of Common Stock at $4.5625 per share. In addition, during this period we sold 30,692 shares of restricted Common Stock to GlobeMedia AG on October 11, 2000 at $3.25 per share and we sold 46,154 shares of restricted Common Stock to Quadrafin AG, an affiliate of GlobeMedia AG, on October 11, 2000 at $3.25 per share. During the past two years we have paid GlobeMedia approximately $105,000 for services and expenses relating to shareholder and public relations in Europe and approximately $285,000 in commissions for raising additional capital.

     (n) On January 4, 2000 we sold 175,000 shares of restricted Common Stock at a price of $2.00 per share and on January 3, 2001 we sold 116,667 shares of restricted Common Stock at a price of $3.00 per share to Evergreen Resources, Inc. In connection with these purchases we gave Evergreen Resources, Inc. an option to acquire an interest in some of our undeveloped properties until September 30, 2001. The option has expired.

     (o) During the past two years ended September 30, 2001 we issued 315,000 shares of restricted Common Stock to BWAB in exchange for services related to the acquisition of properties. On September 26, 2000 we exchanged 127,430 shares of restricted Common Stock and paid $382,000 to BWAB in exchange for producing properties in Louisiana. On January 8, 2001 we issued 200,000 shares of restricted Common Stock to BWAB as a result of the conversion of a promissory note in the amount of $500,000.

     (p) On September 29, 2000 we acquired the West Delta Block 52 Unit from Castle Offshore LLC and BWAB as described in our Form 8-K dated September 29, 2000, by paying $1,529,000 and issuing 509,719 shares of our restricted Common Stock at $3.00 per share. We borrowed $1,464,000 of the cash portion of the purchase price from an unrelated entity. To induce this lender to make the loan to us, two of our officers, Aleron H. Larson, Jr., Chairman and Secretary, and Roger A. Parker, President and CEO, agreed to personally guarantee the loan. As consideration for the guarantees of our indebtedness we permitted each of these two officers to purchase up to 5% of the working interest acquired by us in the West Delta Block 52 Unit by delivering shares of our Common Stock at $3.00 per share equal to up to 5% of the purchase price paid by us. We also permitted our Chief Financial Officer and Treasurer, Kevin Nanke, to purchase up to 2-1/2% of the working interest upon the same terms. Messrs. Larson and Parker each delivered 58,333 shares of Common Stock and Mr. Nanke delivered 29,167 shares of Common Stock, thereby purchasing the maximum permitted to each. These shares have been retired.

     (q) On February 12, 2001, we permitted our officers, Aleron H. Larson, Jr., Chairman and Secretary, Roger A. Parker, President and CEO, and Kevin K. Nanke, Chief Financial Officer and Treasurer, to purchase interests owned by us in the Cedar State gas property in Eddy County, New Mexico, with its existing gas well, and in our Ponderosa Prospect with its approximately 52,000 gross exploratory leasehold acres in Harding and Butte Counties, South Dakota, based upon our purchase price in each property. We permitted these officers to purchase their interests by exchanging their shares of our Common Stock at the market closing price on February 12, 2001 of $5.125 per share. Messrs. Larson and Parker each exchanged 31,310 shares for a 5% interest in each property and Mr. Nanke exchanged 15,655 shares for a 2-1/2% interest in each property. On the same date we permitted our officers to participate in the drilling of our Austin State #1 well in Eddy County, New Mexico, by immediately making a commitment to participate in the well (prior to any bore hole knowledge or information relating to the objective zone or zones) and pay their share of our working interest costs of drilling and completing or abandoning the well. The costs may be paid in either cash or our Common Stock at the February 12, 2001 closing price of $5.125 per share. Messrs. Larson and Parker each committed to pay the costs associated with a 5% working interest in the well and Mr. Nanke likewise committed to a 2-1/2% working interest in the well.

     Directors and officers were issued options and warrants as disclosed in "Executive Compensation" above.

     All past and future and ongoing transactions with affiliates are and will be on terms which our management believes are no less favorable than could be obtained from non-affiliated parties. All future and ongoing loans to our affiliates, officials and shareholders will be approved by the majority vote of disinterested directors.

                               2002 INCENTIVE PLAN
                            (Proposal 2 of the Proxy)

     The Board of Directors adopted the 2002 Incentive Plan (the "2002 Plan") on October 25, 2001, subject to approval by the shareholders of Delta at the Annual Meeting.

PURPOSE OF THE 2002 PLAN

     The purpose of the 2002 Plan is to enable Delta to attract officers and other key employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The 2002 Plan affords Delta the ability to respond to changes in the competitive and legal environments by providing Delta with flexibility in key employee and executive compensation. This plan is designed to be an omnibus plan allowing Delta to grant a wide range of compensatory awards including stock options, stock appreciation rights, phantom stock, restricted stock, stock bonuses and cash bonuses. The 2002 Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in Delta, thereby encouraging them to remain in Delta's employment.

DESCRIPTION OF THE 2002 PLAN

     GENERAL. The following general description of certain features of the 2002 Plan is qualified in its entirety by reference to the 2002 Plan, which is attached as Appendix A. Subject to adjustment as provided in the 2002 Plan, the number of shares of Common Stock that may be issued or transferred, plus the amount of shares of Common Stock covered by outstanding awards granted under the 2002 Plan, shall not in the aggregate exceed 2,000,000.

     ELIGIBILITY. Officers, including officers who are members of the Board of Directors, and other key employees of and consultants and advisors to Delta may be selected by the Committee (as defined below) to receive benefits under the 2002 Plan. Non-employee Directors will only participate under special provisions set forth in the 2002 Plan.

     TERMS OF OPTIONS AND OTHER POSSIBLE AWARDS. The 2002 Plan authorizes the granting of options to purchase shares of Common Stock, stock appreciation rights ("SARs"), limited subscription rights ("LSARs"), phantom stock, restricted shares, stock bonuses and cash bonuses. The terms applicable to these various types of awards, including those terms that may be established by the Board of Directors when making or administering particular awards, are set forth in detail in the 2002 Plan.

     TRANSFERABILITY OF AWARDS. Except as may be limited by the Committee at the time of grant, and except for Restricted Stock, awards granted under the 2002 Plan may be transferred or assigned to others. The transfer of options and other awards could have the effect of reducing the incentive effect of the award to the extent that after a transfer the holder may not have any direct relationship with us.

     OPTIONS. The Committee may grant Options that entitle the optionee to purchase shares of Common Stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalent, or (ii) by the transfer to Delta of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price. In addition, at the time of grant the Committee may provide that an Option may be exercised in a "cashless" transaction in which the holder may surrender all or a portion of the Option and receive the number of shares of Common Stock equal in value to the Fair Market Value per share at the date of surrender less than the exercise price per share of the Option, multiplied by the number of shares which may be purchased under the Option, or portion thereof, being surrendered.

     Options granted under the 2002 Plan may be Options that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code") or Options that are not intended to so qualify. The 2002 Plan permits the granting of incentive stock options or nonqualified stock options at the discretion of the Committee. The exercise price for nonqualified stock options granted may not be less than the fair market value per share of Common Stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of Common Stock on the date of grant, and ISOs granted to persons owning more than 10% of Delta's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All ISOs granted must be exercised within ten years of grant, except that ISOs granted to 10% or more shareholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the Common Stock for which any optionee may be awarded ISOs which are first exercisable by such optionee during any calendar year may not exceed $100,000.

     The Committee may specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment of the optionee by Delta or any subsidiary that are necessary before the Options will become exercisable. The 2002 Plan also provides that in the event of a change in control of Delta or other similar transaction or event, each Option granted under the 2002 Plan shall become fully and immediately exercisable.

     STOCK APPRECIATION RIGHTS. Stock Appreciation Rights ("SARs")granted under the 2002 Plan may be either freestanding or granted in tandem with an Option. Limited Stock Appreciation Rights ("LSARs") may only be granted in connection with the grant of an Option and may only be exercisable in the event of a change in control in lieu of exercising the Option. SARs and LSARs represent the right to receive from Delta the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a free-standing SAR, or the option price of the related Options in the case of a tandem SAR or LSAR, and the market value of the Common Stock on the date of exercise of the SAR or LSAR. Tandem SARs may only be exercised at a time when the related Option Right is exercisable, and the exercise of a tandem SAR requires the surrender of the related Option Right for cancellation. A free-standing SAR must specify the conditions that must be met before the SAR becomes exercisable and may not be exercised more than 10 years from the date of grant.

     PHANTOM STOCK. The Committee may grant shares of Phantom Stock under the 2002 Plan pursuant to an agreement approved by the Committee which provides for vesting conditions it deems appropriate. Upon vesting of a share of Phantom Stock the participant will receive in cash a sum equal to the fair market value of a share of Common Stock on the date of vesting plus an amount of cash equal to the aggregate amount of cash dividends paid on each share of Delta's Common Stock commencing on the date of grant of the Phantom Stock. In the event of a change in control, all shares of unvested Phantom Stock outstanding shall become immediately vested.

     RESTRICTED SHARES. An award of Restricted Shares involves the immediate transfer by Delta to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services or, as and to the extent determined by the Committee, the achievement of certain performance criteria. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Board of Directors may determine. In the event of a change in control, unvested Restricted Stock shall become immediately vested.

     STOCK BONUSES. The Committee may grant Stock Bonuses under the 2002 Plan in such amounts as it shall determine from time to time. Stock Bonuses shall be paid at such times and subject to the conditions the Committee determines at the time of the grant.

     CASH BONUSES. Subject to the provisions of the Plan, the Committee may grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable after the date on which a Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine. However, in no event shall the amount of a Cash Bonus exceed 50% of the fair market value of the related shares of Restricted Stock or Stock Bonus.

     INCENTIVE AWARDS TO NONEMPLOYEE DIRECTORS. The Plan will be administered as to Nonemployee Directors by the Board of Directors. No Nonemployee Director will be eligible for an Incentive Award if, at the time of the Award, the Nonemployee Director (i) is directly or indirectly the beneficial owner of five percent or more of any class of equity security of Delta which is registered pursuant to Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security (excluding shares covered by the 2002 Plan); or (ii) is an officer, director, 10% or greater shareholder, employee or agent of a person or entity which is directly or indirectly the beneficial owner of more than five percent of any class of equity security of Delta which is registered pursuant to Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security (excluding shares covered by the 2002 Plan). Incentive Award grants, if any, to any non-eligible Nonemployee Directors shall be determined by the Board.

     Unless the Board of Directors otherwise directs, Options or Common Stock will automatically be granted to Nonemployee Directors in each calendar year during the term of the 2002 Plan as of December 31. Annually each eligible Nonemployee Director will be granted either: (1) an option for 20,000 shares of Common Stock, or, if a director for less than the prior 12 months, a pro rata portion of 20,000 shares of Common Stock based upon the number of months such Participant was a Nonemployee Director of Delta; or (2) at the election of the participating Nonemployee Director, in lieu of an option, 10,000 shares of Common Stock.

     The exercise price of Options granted to Nonemployee Directors pursuant to the 2002 Plan will be 50% of the average market price during the year then ended as quoted on the Nasdaq Small-Cap Market. Each Option will be exercisable for a ten year period commencing on the date of grant.

     ADJUSTMENTS. The maximum number of shares of Common Stock that may be issued or transferred under the 2002 Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events.

     ADMINISTRATION AND AMENDMENTS.   The 2002 Plan is administered by the
Committee designated by the Board of Directors. In connection with its administration of the 2002 Plan, the Committee is authorized to interpret the 2002 Plan and related agreements and other documents. The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 2002 Plan. The Committee may, with the concurrence of the affected participant, cancel any agreement evidencing an award granted under the 2002 Plan. In the event of any such cancellation, the Committee may authorize the granting of a new award under the 2002 Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the 2002 Plan had the canceled award not been granted.

     The 2002 Plan may generally be amended from time to time by the Board of Directors, but without further approval by the shareholders of Delta, except that no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may increase the aggregate number of shares that may be issued under the 2002 Plan.

     TAX CONSEQUENCES TO DELTA. To the extent that a participant recognizes ordinary income in the circumstance described above, Delta will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in
Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code, and (ii) any applicable withholding obligations are satisfied.

NEW PLAN BENEFITS

     No options or awards have been granted under the 2002 Plan. The future benefits or amounts that would be received under the 2002 Plan by executive officers and the non-executive officer employees are discretionary and are therefore not determinable at this time.

     Had the 2002 Plan been applicable for the calendar year 2001 and the non-employee directors elected to receive the shares of Common Stock, the grants would have been as follows:

     2002 Plan
     ---------
                                        Dollar         Number of
            Name and Position         Value ($)(1)      Shares

            Jerrie F. Eckelberger       $38,500         10,000
            Non-employee Director

            James B. Wallace            $ 4,813          1,250 (2)
            Non-employee Director

            Non-Employee Director       $43,313         11,250
             Group


(1) Based on the closing price on December 31, 2001, on the Nasdaq Small-Cap Market of $3.85 per share.

(2)  Represents the pro rata number of shares he would have received.


     Had the 2002 Plan been applicable for the calendar year 2001 and the non-employee directors elected to receive the options to purchase shares of Common Stock, the grants would have been as follows:

      2002 Plan
      ---------
                                                       Number
                                        Exercise     of Ten Year
            Name and Position           Price(3)       Options

            Jerrie F. Eckelberger        $2.02         20,000
            Non-employee Director

            James B. Wallace             $2.02          2,500 (4)
            Non-employee Director

            Non-Employee Director        $2.02         22,500
             Group


(3) Based on 50% of the average trading price during 2001 as quoted on the Nasdaq Small-Cap Market.

(4)  Represents the pro rata number of options he would have received.

     VOTE REQUIRED FOR APPROVAL; BOARD RECOMMENDATION

     Pursuant to the Nasdaq shareholder approval requirements, the affirmative vote of a majority of the votes cast on the proposal in person or by proxy is required to approve the 2002 Plan. In order for Delta to be able to grant incentive stock options under the 2002 Plan, the affirmative vote of a majority of the shares outstanding, in person or by proxy, is required.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                       ISSUANCE OF SHARES AND WARRANTS
                 PURSUANT TO THE INVESTMENT AGREEMENT WITH
                        SWARTZ PRIVATE EQUITY, LLC
                         (Proposal 3 of the Proxy)

     On April 4, 2001, we entered into an amended and restated investment agreement (the "Investment Agreement") with Swartz Private Equity, LLC. The Investment Agreement entitles us to issue and sell up to $20 million of our Common Stock to Swartz, subject to a formula based on our stock price and trading volume, from time to time over a three year period following the effective date of the registration statement that we filed on May 1, 2001. The formula is described below under the heading "The Delta-Swartz Investment Agreement-Put Rights."

     Nasdaq rules require us to obtain the approval of our shareholders prior to the issuance of securities in connection with a transaction other than a public offering involving the sale or issuance by us of our Common Stock and securities exercisable for Common Stock at a price less than the greater of book or market value which (together with any sales by officers, directors or substantial shareholders of the company) equals 20% or more of Common Stock or 20% or more of the voting power outstanding before the issuance.

     Shareholder approval is also required by the Investment Agreement if the number of shares sold to Swartz, together with any shares previously sold to Swartz, would equal 20% of the shares of our Common Stock that would be outstanding prior to the sale.

     As of March 10, 2002, we had 12,930,790 shares issued and outstanding. Pursuant to the terms of the Investment Agreement with Swartz, we will register an aggregate of 6,000,000 shares for sale, including the 500,000 shares underlying a commitment warrant already issued to Swartz. The resale of the shares underlying the commitment warrant is subject to a dribble out provision which is discussed in more detail later. A registration statement to register these shares was filed on May 1, 2001, and has not yet become effective.

     If we were to sell all 6,000,000 shares to Swartz and if Swartz exercised all of its warrant and did not resell any of the shares, Swartz would own approximately 33% of our outstanding Common Stock based on the number of shares that we currently have issued and outstanding. However, pursuant to the terms of the Investment Agreement, Swartz will never beneficially own more than 9.9% of our outstanding stock at any one time. Pursuant to the terms of the Investment Agreement with Swartz, we are not obligated to sell any of the shares to Swartz nor do we intend to sell shares to Swartz unless it is beneficial to us.

     Swartz is engaged in the business of investing in publicly-traded equity securities for its own use. Other than the 500,000 shares underlying the warrant we issued to Swartz in connection with the closing of the Investment Agreement, Swartz does not currently beneficially own any of our Common Stock or any of our other securities. Other than its obligations to purchase Common Stock under the Investment Agreement and the warrant, it has no other commitments or arrangements to purchase or sell any of our securities.

     Swartz will also be considered an "underwriter" within the meaning of the Securities Act of 1933, as amended, in connection with the sale of these shares. Swartz has not had any relationship with us, any predecessor or affiliate within the past three years.

                    THE DELTA-SWARTZ INVESTMENT AGREEMENT

     On July 21, 2000, we entered into an Investment Agreement with Swartz Private Equity, LLC (the "Investment Agreement"). The Investment Agreement was amended and restated on April 4, 2001. As amended and restated, the Investment Agreement entitles us to issue and sell up to $20 million of our Common Stock to Swartz, subject to a formula based on our stock price and trading volume, from time to time over a three year period following the effective date of the registration statement filed May 1, 2001. That registration statement has not yet become effective, and so no shares have been issued or sold under the Investment Agreement. We refer to each election by us to sell stock to Swartz as a "Put."

     As partial consideration for executing the Investment Agreement, Swartz was issued a warrant to purchase 500,000 shares of Common Stock exercisable at $3.00 per share until May 31, 2005, which is referred to as the commitment warrant. The commitment warrant contains an anti-dilution provision, which provides, if we complete a "reverse stock split" at a time when our shareholders' equity is less than $1 million, Swartz shall be issued additional warrants in an amount so that the sum of its warrants equals at least 6.2% of our fully diluted shares. At December 31, 2001 our shareholders' equity was $16,808,000. Any unexercised portion of the commitment warrant will be canceled and returned to us, if both (1) we are not in default of any provision of our agreements with Swartz, and (2) Swartz fails to pay for any Puts after one month of being notified in writing by us that such amount is past due.

     The commitment warrant was amended to include a dribble-out provision that prevents Swartz from exercising the warrant in excess of a number of shares equal to fifteen percent (15%) of the aggregate trading volume of our Common Stock, on the primary exchange or market upon which our Common Stock is then listed for trading, during the twenty (20) trading days preceding the date of such exercise. The dribble-out provision does not apply if the average closing price of our Common Stock for the five (5) trading days immediately preceding the date of exercise is greater than or equal to eight dollars ($8.00) per share or if we are acquired by another entity.

     - PUT RIGHTS

     We may begin exercising Puts on the date of effectiveness of the registration statement that was filed on May 1, 2001, and continue for a three-year period. We currently do not intend to issue any shares to Swartz under the Investment Agreement until we obtain shareholder approval. To exercise a Put, we must have an effective registration statement on file with the Securities and Exchange Commission covering the resale to the public by Swartz of any shares that it acquires under the Investment Agreement. Also, we must give Swartz at least 10, but not more than 20, business days advance notice of the date on which we intend to exercise a particular Put right. The notice must indicate the date we intend to exercise the Put and the maximum number of shares of Common Stock we intend to sell to Swartz. At our option, we may also specify a maximum dollar amount (not to exceed $2 million) of Common Stock that we will sell under the Put. We may also specify a minimum purchase price per share at which we will sell shares to Swartz. The minimum purchase price cannot exceed 80% of the closing bid price of our Common Stock on the date we give Swartz notice of the Put.

     The number of common shares we sell to Swartz may not exceed 15% of the aggregate daily reported trading volume of our common shares during the 20 business days before and 20 days after the date we exercise a Put. Further, we cannot issue additional shares to Swartz that, when added to the shares Swartz previously acquired under the Investment Agreement during the 31 days before the date we exercise the Put, will result in Swartz holding over 9.99% of our outstanding shares upon completion of the Put.

     Swartz will pay us a percentage of the market price for each share of Common Stock under the Put. The market price of the shares of Common Stock during the 20 business days immediately following the date we exercise a Put is used to determine the purchase price Swartz will pay and the number of shares we will issue in return. This 20 day period is the pricing period. For each share of Common Stock, Swartz will pay us the lesser of:

         -    the market price for each share, minus $.25; or

         -    91% of the market price for each share.

     The Investment Agreement defines market price as the lowest closing bid price for our Common Stock during the 20 business day pricing period. However, Swartz must pay at least the designated minimum per share price, if any, that we specify in our notice. If the price of our Common Stock is below the greater of the designated minimum per share price plus $.25, or the designated minimum per share price divided by .91 during any of the 20 days during the pricing period, that day is excluded from the 15% volume limitation described above. Therefore, the amount of cash that we can receive for that Put may be reduced if we elect a minimum price per share and our stock price declines.

     We must wait a minimum of five business days after the end of the 20 business day pricing period for a prior Put before exercising a subsequent Put. We may, however, give advance notice of our subsequent Put during the pricing period for the prior Put. We can only exercise one Put during each pricing period.

     - LIMITATIONS AND CONDITIONS TO OUR PUT RIGHTS

     Our ability to Put shares of our Common Stock, and Swartz's obligation to purchase the shares, is subject to the satisfaction of certain conditions. These conditions include:

         - we have satisfied all obligations under the agreements entered into between us and Swartz in connection with the Investment Agreement;

         - our Common Stock is listed and traded on Nasdaq or an exchange, or quoted on the O.T.C. Bulletin Board;

         - our representations and warranties in the Investment Agreement are accurate as of the date of each Put;

         - we have reserved for issuance a sufficient number of shares of our Common Stock to satisfy our obligations to issue shares under any Put and upon exercise of warrants;

         - the registration statement for the shares we will be issuing to Swartz must remain effective as of the Put date and no stop order with respect to the registration statement is in effect;

         - shareholder approval is required by Nasdaq rules in connection with a transaction other than a public offering involving the sale by the issuer of Common Stock at a price less than the greater of book or market value which, together with sales by officers, directors or substantial shareholders of the issuer, equals 20% or more of Common Stock outstanding before the issuance; and

         - shareholder approval is required by the Investment Agreement if the number of shares Put to Swartz, together with any shares previously Put to Swartz, would equal 20% of all shares of our Common Stock that would be outstanding upon completion of the Put.

     Swartz is not required to acquire and pay for any additional shares of our Common Stock once it has acquired $20 million worth of Put Shares. Additionally, Swartz is not required to acquire and pay for any shares of Common Stock with respect to any particular Put for which, between the date we give advance notice of an intended Put and the date the particular Put closes:

         - we announced or implemented a stock split or combination of our Common Stock;

         -    we paid a dividend on our Common Stock;

         - we made a distribution of all or any portion of our assets or evidences of indebtedness to the holders of our Common Stock; or

         - we consummated a major transaction, such as a sale of all or substantially all of our assets or a merger or tender or exchange offer that results in a change in control.

     We may not require Swartz to purchase any subsequent Put shares if:

         - we, or any of our directors or executive officers, have engaged in a transaction or conduct related to us that resulted in:

               - a Securities and Exchange Commission enforcement action, administrative proceeding or civil lawsuit; or

               - a civil judgment or criminal conviction or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

         - the aggregate number of days which this registration statement is not effective or our Common Stock is not listed and traded on Nasdaq or an exchange or quoted on the O.T.C. Bulletin Board exceeds 120 days;

         - we file for bankruptcy or any other proceeding for the relief of debtors; or

         -     we breach covenants contained in the Investment Agreement.

     - COMMITMENT AND TERMINATION FEES

     If we do not Put at least $2,000,000 worth of Common Stock to Swartz during each one year period following the effective date of the Investment Agreement (the date the registration statement is declared effective by the Securities and Exchange Commission), we must pay Swartz an annual non-usage fee. This fee equals the difference between $200,000 and 10% of the value of the shares of Common Stock we Put to Swartz during the one year period. The fee is due and payable on the last business day of each one year period. Each annual non-usage fee is payable to Swartz, in cash, within five (5) business days of the date it accrued. We are not required to pay the annual non-usage fee to Swartz in years we have met the Put requirements. We are also not required to deliver the non-usage fee payment until Swartz has paid us for all Puts that are due.

     If the Investment Agreement is terminated, we must pay Swartz the greater of (i) the non-usage fee described above, or (ii) the difference between $200,000 and 10% of the value of the shares of Common Stock Put to Swartz during all Puts to date.

     - SHORT SALES

     The Investment Agreement prohibits Swartz and its affiliates from engaging in short sales of our Common Stock unless Swartz has received a Put notice and the amount of shares involved in the short sale does not exceed the number of shares we specify in the Put notice. In addition, in accordance with Section 5(b)(2) of the Securities Act of 1933, Swartz must deliver a Prospectus when they enter into a short position.

   - CANCELLATION OF PUTS

     We must cancel a particular Put if:

         - we discover an undisclosed material fact relevant to Swartz's investment decision;

         - the registration statement registering resales of the common shares becomes ineffective; or

         - our shares of Common Stock are delisted from Nasdaq, the O.T.C. Bulletin Board or an exchange.

If we cancel a Put, it will continue to be effective, but the pricing period for the Put will terminate on the date we notify Swartz that we are canceling the Put. Because the pricing period will be shortened, the number of shares Swartz will be required to purchase in the canceled Put may be smaller than it would have been had we not canceled the Put.

     - TERMINATION OF INVESTMENT AGREEMENT

     We may terminate our right to initiate further Puts or terminate the Investment Agreement at any time by providing Swartz with written notice of our intention to terminate. However, any termination will not affect any other rights or obligations we have concerning the Investment Agreement or any related agreement.

     - CAPITAL RAISING LIMITATIONS

     During the term of the Investment Agreement and for a period of ninety
(90) days after the termination of the Investment Agreement, we are prohibited from entering into any private equity line agreements similar to the Swartz Investment Agreement without obtaining Swartz's prior written approval. We have agreed to give Swartz a Right of First Offer during this same period, the term of the Investment Agreement plus ninety (90) days. If we commence or plan to commence negotiations with another investor during this time period, for a private capital raising transaction, we will first notify and negotiate in good faith with Swartz regarding the potential financing transaction. If Swartz is more than five (5) business days late in paying for the Put shares, then it is not entitled to the benefits of these restrictions until the date amounts due are paid.

     Neither of the above restrictions applies to the following items and we may engage in and issue securities in the following transactions without notifying or obtaining approval from Swartz;

         - in connection with a merger, consolidation, acquisition, or sale of assets;

         - in connection with a strategic partnership or joint venture, the primary purpose of which is not simply to raise money;

         - in connection with our disposition or acquisition of a business, product or license;

         - upon exercise of options by employees, consultants or directors;

         -     in an underwritten public offering of our Common Stock;

         - upon conversion or exercise of currently outstanding options, warrants or other convertible securities;

         - under any option or restricted stock plan for the benefit of employees, directors or consultants; or

         - upon the issuance of debt securities with no equity feature for working capital purposes.

     - SWARTZ'S RIGHT OF INDEMNIFICATION

     We have agreed to indemnify Swartz, including its owners, employees, investors and agents, from all liability and losses resulting from any misrepresentations or breaches we make in connection with the Investment Agreement, the registration rights agreement, other related agreements, or the registration statement. We have also agreed to indemnify these persons for any claims based on violation of Section 5 of the Securities Act caused by the integration of the private sale of our Common Stock to Swartz and the public offering under the registration statement.

     - EFFECT ON OUTSTANDING COMMON STOCK

     The issuance of Common Stock under the Investment Agreement will not affect the rights or privileges of existing holders of Common Stock except that the issuance of shares will dilute the economic and voting interests of each shareholder.

     As noted above, we cannot determine the exact number of shares of our Common Stock issuable under the Investment Agreement and the resulting dilution to our existing shareholders, which will vary with the extent to which we utilize the Investment Agreement, the market price of our Common Stock, and exercise of the related warrants. The potential effects of any dilution on our existing shareholders include the significant dilution of the current shareholders' economic and voting interests in us.

     The Investment Agreement provides that we cannot issue shares of Common Stock that would exceed 20% of the outstanding stock on the date of a Put unless and until we obtain shareholder approval of the issuance of Common Stock.

                    REASONS FOR PROPOSAL, BOARD OF DIRECTORS
                       RECOMMENDATION AND VOTE REQUIRED

     We believe that the Delta-Swartz Investment Agreement will provide us a means of accessing additional capital when we need it. We presently do not intend to sell all of the shares covered by the Agreement. We expect the proceeds from sales to Swartz will be used for working capital, capital expenditures and general corporate purposes. We currently have no plans, understandings or arrangements to make any material acquisitions or other material capital expenditures.

     Pursuant to the Nasdaq shareholder approval requirements, the affirmative vote of a majority of the votes cast on the proposal in person or by proxy is required to approve the Delta-Swartz Investment Agreement.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                    APPOINTMENT OF INDEPENDENT AUDITORS
                         (Proposal 4 of the Proxy)

     Subject to ratification by our shareholders, the Board has designated the firm of KPMG LLP, Suite 2300, 707 17th Street, Denver, Colorado 80202, as independent auditors to examine and audit our financial statements for the fiscal year 2002. This firm has audited our financial statements for five years and is considered to be well qualified. The designation of such firm as auditors is being submitted for ratification or rejection at the Annual Meeting. Action by shareholders is not required under the law for the appointment of independent auditors, but the ratification of their appointment is submitted by the Board in order to give our shareholders the final choice in the designation of auditors. The Board will be governed by the decision of a majority of the votes entitled to be cast. A majority of the votes represented at the Annual Meeting by shares of Common Stock entitled to vote is required to ratify the appointment of KPMG LLP.

     Audit Fees. The fees billed for professional services rendered by the independent auditors for the audit of Delta's financial statements for the year ended June 30, 2001, and for the reviews of the financial statements included in Delta's Forms 10-QSB during the last fiscal year, amounted to $85,000.

     Financial Information Systems Design and Implementation Fees. The independent auditors did not provide professional services during fiscal 2001 relating to financial information systems design and implementation.

     All Other Fees. The fees billed by the independent auditors during the fiscal year ended June 30, 2001 for non-audit services rendered amounted to $42,000. These fees were related to research, quarterly reviews and other Securities and Exchange Commission filings. The Audit Committee has considered the other fees paid to KPMG LLP and concluded that they do not impair the independence of KPMG LLP.

     A representative of KPMG LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and will also be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


            AMENDMENT TO ARTICLES OF INCORPORATION TO REDUCE QUORUM
             AND VOTING REQUIREMENTS FOR MEETINGS OF SHAREHOLDERS
                           (Proposal 5 of the Proxy)

     The Board of Directors has adopted a proposal to amend our Articles of Incorporation to reduce the number of shares required to be present for a quorum at meetings of Delta's shareholders and to reduce the voting requirement for matters approved by the shareholders and is now presenting this proposal for consideration and adoption by the shareholders. The Articles of Incorporation currently require that with respect to any action taken by the shareholders a vote or concurrence of the holders of a majority of the outstanding shares entitled to vote is required. The proposed amendment would reduce the voting requirement to a majority of the shares present at the meeting.

     The Articles of Incorporation currently do not contain any provisions that address the quorum requirement, and so, under the Colorado Business Corporation Act, the presence of at least a majority of the shares outstanding is required to establish a quorum at meetings of Delta's shareholders. The proposed amendment would reduce the requirement for a quorum to one-third of the outstanding shares.

     The proposed amendment to Delta's Articles of Incorporation would replace the current Article XII with a new Article XII that reads as follows:

                                 "ARTICLE XII
                       QUORUM FOR SHAREHOLDERS' MEETINGS
                           AND ACTS OF SHAREHOLDERS

          Thirty-three and one-third percent (33-1/3%) of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at meetings of shareholders.

          At all meetings of shareholders the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders."

     The Board of Directors has determined that the adoption of the proposed amendment is in the best interests of Delta and its shareholders because lowering the number of shares required for a quorum and shareholder vote will reduce the risk of incurring additional expenses and delays in connection with postponing a shareholders' meeting and the business to be acted on for lack of a quorum or adequate vote. At our last annual meeting of shareholders, we achieved a quorum by only a small margin.

     We believe that if the voting results in connection with shareholders' meetings continue to be low, the Company may be forced to postpone an annual or special meeting and incur significant additional expenses in connection with the organization and shareholder communications which would be necessary in order to reschedule such a meeting. Further, the inability to produce a quorum or adequate vote could result in delays in taking shareholder action with respect to important matters. In some cases, such delays could result in additional costs or an adverse effect on ongoing business matters.

     The proposed change to the voting requirement would make Delta's Articles of Incorporation consistent with most Colorado companies and most public companies. Currently, Delta has a higher voting requirement for actions of the shareholders. In most instances, the Colorado Business Corporation Act only requires the affirmative vote of a majority of the shares present, in person or by proxy, at a meeting at which a quorum has been established to approve matters submitted, unless the Articles of Incorporation provide for a greater voting requirement. The proposed amendment will not reduce the vote required to approve mergers, the sale of substantially all of Delta's assets and similar transactions, which will remain at a majority of the shares outstanding.

     Taken together, the changes to the quorum and voting requirements will substantially reduce the minimum number of shares needed to take action at meetings of Delta's shareholders. Currently, the affirmative vote of a majority of the shares (50.1%) entitled to vote, in person or by proxy, is needed to take shareholder action. If the proposed amendment is approved, the affirmative vote of at least 16.7% of the shares entitled to vote, in person or by proxy, will be needed to take shareholder action. This reduced percentage is based on minimum quorum of one-third of the shares entitled to vote.

              VOTE REQUIRED FOR APPROVAL; BOARD RECOMMENDATION

     The affirmative vote of a majority of the shares outstanding, in person or by proxy, will be required to approve the amendment to the Articles of Incorporation.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                         ISSUANCE OF SHARES PURSUANT TO
         THE PURCHASE AND SALE AGREEMENT WITH CASTLE ENERGY CORPORATION
                           (Proposal 6 of the Proxy)


     On January 15, 2002 we entered into a Purchase and Sale Agreement with Castle Energy Corporation and three of its subsidiaries ("Castle") pursuant to which Delta and one of its subsidiaries agreed to purchase all of Castle's United States oil and gas properties in exchange for $20 million in cash and 9,566,000 shares of Delta's Common Stock. As a part of the acquisition, upon closing, Delta has granted the right to acquire a 4% working interest in the properties acquired for a cost of $974,000 to BWAB, a less than 10% shareholder of Delta, for its consultation and assistance related to the acquisition. The agreement is to be effective as of October 1, 2001. The difference between the price to be paid by BWAB and 4% of the cost of the Castle properties will be treated as an additional acquisition cost by Delta.

     On March 14, 2002 we entered into an amendment to the Purchase and Sale Agreement which amended the provisions relating to the payment of the purchase price so that Castle will not hold more than 49.9% of Delta's Common Stock, and add provisions relating to the intent of the parties that Delta is to be considered the acquiring party for accounting purposes.

     Nasdaq rules require us to obtain the approval of our shareholders prior to the issuance of securities in connection with a transaction other than a public offering involving the sale or issuance by us of Common Stock equal to 20% or more of the Common Stock outstanding prior to the issuance. As of March 11, 2002 we had 12,916,030 shares issued and outstanding. As a result, the 9,566,000 shares proposed to be issued would represent an amount equal to approximately 74% of the shares currently outstanding, or approximately 42.5% of the shares outstanding after giving effect to the issuance of the shares to Castle.

     In addition to the shares proposed to be issued to Castle at closing, it should be noted that Castle currently owns 382,289 of our shares, or 3.33% of our shares currently outstanding, and there is a possibility that we might issue additional shares to Castle if we are unable to obtain sufficient bank or other financing to pay the cash portion of the purchase price at closing. If this occurs, we may elect to pay all or a portion of the cash in the form of a bridge note. The bridge note would provide for the payment of the unpaid cash portion of the purchase price within 270 days of the closing with interest at 8% per annum. The bridge note would be payable in either cash or shares of Delta's common stock at $3.00 per share, at our election. However, in no event will shares be issued to Castle that would result in Castle holding more than 49.9% of Delta's Common Stock outstanding. In the event that Delta is unable to obtain sufficient cash to pay the bridge note when due, and the number of shares that would be issued to Castle to fully pay the bridge note would result in Castle holding more than 49.9% of the outstanding shares, Delta will only issue the maximum number of shares of Common Stock that is possible without causing Castle to own more than 49.9% of the outstanding shares. Any remaining amounts due shall continue to be due and payable in either cash or shares of Delta Common Stock as soon as it is possible for Delta to issue sufficient shares to pay the remaining amounts without causing Castle to own more than 49.9% of the outstanding shares.

     The closing of the Purchase and Sale Agreement is contingent on the approval of our shareholders at the Annual Meeting, although failure by our shareholders to approve the agreement may cause us to pay Castle a termination fee of up to 1,400,000 shares of our Common Stock.

     Shareholders will have no right to dissent from the proposed issuance of shares to Castle and demand payment for their shares. The Colorado Business Corporation Act does not provide for dissenters' rights for this type of transaction.

Background and Reasons for the Proposed Purchase of Assets
----------------------------------------------------------

     Our management became aware of the possibility that Castle might be willing to sell its domestic oil and gas properties as the result of an introduction made by BWAB, one of our principal shareholders. BWAB is in the business of buying and selling oil and gas properties and occasionally acts as a broker in some oil and gas transactions, including several acquisition and divestiture transactions involving both Delta and Castle. On September 29, 2000 we acquired 100% of the West Delta Block 52 unit, which was owned 75% by Castle and 25% by BWAB. Although BWAB is not an affiliate of Castle, it has had numerous business dealings with Castle over the past several years and it is our understanding that Steven Roitman, the President of BWAB, became aware of the possible availability of the Castle properties through his contact with Joseph Castle. Mr. Roitman then presented the opportunity to purchase the properties to Roger Parker who on our behalf negotiated the terms of the transaction directly with Joseph Castle over the course of a number of months in 2001 leading up to the execution of the Purchase and Sale Agreement. After reviewing the engineering reports related to Castle's domestic oil and gas properties and considering the market value of our common stock at the time, the parties agreed upon a price that we believe is reasonable.

     During the course of negotiations, BWAB continued to provide both parties with helpful insights because of its familiarity with some of the properties. BWAB also made its employees and analysis tools available to both parties to enhance their ability to make various decisions as negotiations continued. Since BWAB had relationships with both Castle and us, it was also able to facilitate communication between us, minimize our misunderstandings and help us to reach a final agreement. BWAB's right to acquire an interest in the properties was determined by the parties at the outset of negotiations, contingent upon our reaching an agreement and closing the transaction.

     The Board of Directors of Delta believes that the proposed purchase of the assets of Castle provides an opportunity for Delta to significantly expand its operations and acquire undeveloped reserve potential for future development activities. The Board also believes that the acquisition will be beneficial to Delta and its shareholders as the combined company will have a larger asset base, better access to capital financing and better cash flow than Delta alone.

     The Board believes that the acquisition will provide Delta with valuable oil and gas properties in a cost effective manner. Delta has been actively seeking potential acquisition or merger candidates and has held discussions with several companies. In the Board of Directors' and management's opinion, the acquisition of the assets of Castle represents a cost efficient transaction providing Delta with significant new oil and gas properties with development potential.

Reports, Opinions and Appraisals
--------------------------------

     Delta has not engaged an independent firm to render a fairness opinion. Management believes that an independent fairness opinion is unnecessary for the following reasons: the assets being acquired consist almost entirely of oil and gas leases, the most valuable of which have recent engineering reports; management believes such reports in themselves provide an independent valuation of the assets similar to what would be expected from an independent fairness opinion; and the Board believes that Delta's management possesses sufficient skills and experience to negotiate a fair price for the assets to be acquired.

     The engineering reports reviewed by management were prepared by Huntley & Huntley and Ralph E. Davis Associates, Inc., independent petroleum reservoir engineers.

     Huntley & Huntley, Inc. of Monroeville, PA is an oil and gas consulting firm that has provided reservoir engineering and geological services to the petroleum industry since 1912. The principal services offered by this firm are geological feasibility and due diligence reports, well engineering and drilling, and reserves and economics evaluations. Huntley & Huntley provides oil and gas reserve reports to numerous publicly-held companies.

     Ralph E. Davis Associates, Inc., Houston, Texas, is a consulting firm that has provided reservoir engineering and geological services to the petroleum industry since 1924. This firm currently has a staff of six engineers and geologists who specialize in petroleum reservoir evaluation and analysis. Ralph E. Davis Associates, Inc. provides oil and gas reserve reports and other services to many publicly-held companies.

     Huntley & Huntley and Ralph E. Davis Associates, Inc. were selected by and paid by Castle to prepare the reserve estimates used in Castle's Annual Report on Form 10-K for the fiscal year ended September 30, 2001. Delta has not paid either of these firms any compensation in connection with the proposed transaction with Castle, nor is any compensation expected to be paid in connection with the transaction. Upon completion of the proposed acquisition, Delta may use the services of either or both of these firms in the future for the preparation of reserve estimates or other services.

     The reserve estimates reviewed by Delta are based upon subjective engineering judgments made by Huntley & Huntley and Ralph E. Davis Associates, Inc. and may be affected by the limitations inherent in such estimations. The process of estimating reserves is subject to continuous revisions as additional information is made available through drilling, testing, reservoir studies and production history. There can be no assurance such estimates will not be materially revised in subsequent periods.

     Estimated quantities of proved reserves as of September 30, 2001, all of which are domestic reserves, combined from the reports provided by Huntley & Huntley and Ralph E. Davis Associates, Inc., are summarized below:

     Net MCF (1) of gas:
          Proved developed ......................... 26,480,000
          Proved undeveloped .......................  4,212,000
                                                     ----------
          Total .................................... 30,692,000
                                                     ==========
     Net barrels of oil:
          Proved developed .........................  1,890,000
          Proved undeveloped .......................  1,470,000
                                                     ----------
          Total                                       3,360,000
                                                     ==========
------------------
(1)   Thousand cubic feet

     The following is a standardized measure of discounted future net cash flows and changes therein relating to estimated proved oil and gas reserves, as prescribed in Statement of Financial Accounting Standards No. 69. The standardized measure of discounted future net cash flows does not purport to present the fair market value of the Company's oil and gas properties. An estimate of fair market value would also take into account, among other factors, the likelihood of future recoveries of oil and gas in excess of proved reserves, anticipated future changes in prices of oil and gas and related development and production costs, a discount factor based on market interest rates in effect at the date of valuation and the risks inherent in reserve estimates.

                                                         September 30, 2001
                                                         ------------------

     Future cash inflows                                    $138,594,000
     Future production costs                                 (43,288,000)
     Future development costs                                 (8,655,000)
     Future income tax expense                               (13,102,000)
                                                            ------------

     Future net cash flows                                    73,549,000
     Discount factor of 10% for estimated timing of          (37,269,000)
      future cash flows                                     ------------

     Standardized measure of discounted future cash flows   $36,280,000
                                                            ============

     The future cash flows were computed using the applicable year-end prices and costs that related to the then existing proved oil and gas reserves in which Castle has interests. The estimates of future income tax expense are computed at the blended rate (Federal and state combined) of 36%.

     The following were the sources of changes in the standardized measure of discounted future net cash flows:
                                                         September 30, 2001
                                                         ------------------
     Standardized measure, beginning of year                $ 91,119,000
     Sale of oil and gas, net of production costs            (13,745,000)
     Net changes in prices                                   (60,403,000)
     Purchase of reserves in place                             7,662,000
     Changes in estimated future development costs             1,408,000
     Development costs incurred during the period that
      reduced future development costs                         2,113,000
     Revisions in reserve quantity estimates                 (26,591,000)
     Net changes in income taxes                              30,528,000
     Accretion of discount                                     9,112,000
     Other:
       Change in timing of production                         (1,228,000)
       Other factors                                          (3,695,000)
                                                            ------------
     Standardized measure, end of year                      $ 36,280,000
                                                            ============

Past Contacts and Transactions
-------------------------------

     In December 1999, a subsidiary of Castle purchased a majority interest in twenty-six offshore Louisiana wells from Whiting Petroleum Company ("Whiting"), a public company engaged in oil and gas exploration and development. The adjusted purchase price was $890,000. In September 2000, the subsidiary sold its interests in the offshore Louisiana wells to Delta. The effective date of the sale was July 1, 2000. The adjusted purchase price of $3,059,000 consisted of $1,122,000 cash plus 382,289 shares of Delta's Common Stock valued at the closing market price of $1,937,000. Delta became aware of this opportunity as a result of an introduction by BWAB Limited Liability Company, a principal shareholder of Delta.

                        THE PURCHASE AND SALE AGREEMENT

Assets to be Purchased
----------------------

     The Purchase and Sale Agreement with Castle provides that Delta will purchase the following assets:

     . all of Castle's interest in oil, gas and mineral leases located in the United States, including working interests, royalty interests and other similar interests;

     . all of Castle's interest in oil and gas wells located in the United States and all oil, gas and other minerals produced by these wells;

     . all of Castle's interest in unitization and pooling agreements, working interest units created by operating agreements, partnership agreements and orders covering the leases;

     . all of Castle's interest in tangible personal property, tools, machinery, materials, pipelines, plants, gathering systems, equipment, platforms and facilities, fixtures and improvements, which are attributable to the leases and wells with the production, transportation, treatment, sale or disposal of hydrocarbons or water produced;

     . all of Castle's general and limited partnership interests in Castle Texas Exploration Limited Partnership and Castle Texas Oil and Gas Limited Partnership;

     . all of Castle's interest in the licenses, permits, contracts and other instruments that relate to the leases and wells;

     . all of Castle's interest in the records, files and other data relating to the leases and wells; and

     . all of Castle's interest in payments and the rights to receive payments from the production of oil and gas from the leases and wells after the effective date of October 1, 2001.

Retained Assets
---------------

     Pursuant to the terms of the Purchase and Sale Agreement, Castle will retain all of its business records, cash, bank accounts, letters of credit and prepaid insurance; the management information systems, accounting software and other intellectual property used in the administration of Castle's businesses; all claims that Castle may have under any policy of insurance, indemnity or bond other than claims relating to property damage or casualty loss affecting the leases and wells occurring between the effective date and closing; all accounts receivable, trade credits or notes receivable relating to transactions processed by Castle prior to closing; any files or records that Castle is contractually or otherwise obligated not to disclose to Delta; all claims and causes of action arising from acts, omissions or events, or damage or destruction of property occurring prior to the effective date; engineering studies or reserve reports relating to the leases and wells; and all interests and rights not related to the leases and wells to be purchased. Castle will also retain ownership of a fifty percent interest in a drilling concession in

Romania and a thirty-five percent membership interest in Networked Energy LLC, a private company engaged in the operation of energy facilities that supply power, heating and cooling services directly to retail customers.

Consideration to be Paid by Delta
---------------------------------

     Total Consideration. If the asset purchase is completed, Delta will be required to pay Castle $20,000,000 in cash and 9,566,000 shares of Delta's Common Stock. Delta currently intends to pay the cash portion of the purchase price from a bank loan to be obtained from a commercial bank. It is currently unknown whether Delta will be able to successfully negotiate a commercial bank loan for this transaction. If a satisfactory loan is not obtained, Delta may elect not to close the transaction which would result in Delta issuing 1,400,000 shares to Castle as a termination fee. In the event that the loan is obtained for less than $20,000,000, Castle will receive cash equal to the amount of the loan and a bridge note from Delta equal to the shortfall. The bridge note will be due and payable 270 days after the closing, together with accrued interest at 8% per annum. The bridge note may be paid either in cash or, if not paid in cash, in shares of Delta's Common Stock computed at a rate of $3.00 per share. However, in no event will shares be issued to Castle that would result in Castle holding more than 49.9% of Delta's Common Stock
outstanding.   In the event that Delta is unable to obtain sufficient cash to pay the bridge note when due, and the number of shares that would be issued to Castle to fully pay the bridge note would result in Castle holding more than 49.9% of the outstanding shares, Delta will only issue the maximum number of shares of Common Stock that is possible without causing Castle to own more than 49.9% of the outstanding shares. Any remaining amounts due shall continue to be due and payable in either cash or shares of Delta Common Stock as soon as it is possible for Delta to issue sufficient shares to pay the remaining amounts without causing Castle to own more than 49.9% of the outstanding shares.

     Adjustment of Consideration. The consideration to be paid will be increased by all actual operating or capital expenditures attributable to the leases and wells between the effective date and the closing date; the value of all oil and gas in storage as of the effective date; $7,500 per month from the effective date to the closing date for insurance premiums; and $20,000 per month from the effective date (October 1, 2001) to the closing date for corporate overhead. The consideration to be paid will be reduced by any amounts provided for as a result of any title failures, title defects or environmental defects; net proceeds of oil and gas sales earned by Castle from the leases and wells from the effective date to the closing date; any reduction as a result of denials to consent and of exercise of preferential rights; and certain revenues received by Castle from the effective date to the closing date.

     Determination of Purchase Price. The purchase price to be paid by Delta for the assets purchased from Castle was arrived at through arm's length negotiations between Delta and Castle. The purchase price was not determined by or based on the recommendation of any outside party.

Expected Timing of the Transaction
----------------------------------

     The parties expect that the asset sale will close as soon as possible after the necessary stockholder approval has been obtained. The Purchase and

Sale Agreement provides that if the closing has not occurred by April 1, 2002, then, subject to certain conditions described more fully below, Castle may terminate the agreement.

Conditions to Closing
---------------------

     Delta and Castle will complete the asset sale only if a number of conditions are satisfied or waived, including the following:

     .     the approval of Delta's shareholders at the annual meeting;

     . the representations and warranties of Delta and Castle contained in the Purchase and Sale Agreement shall have been true and correct on the date made and as of the closing date;

     . Delta and Castle shall have performed or complied in all material respects with all agreements and covenants required by the Purchase and Sale Agreement;

     . there shall have been no material adverse change in the physical condition of the assets, except depletion through normal production, depreciation of equipment through ordinary wear and tear, and other transactions permitted under the agreement or approved in writing by Delta;

     . no suit, action or other proceeding shall be pending or threatened before any court, arbitration panel or governmental agency seeking to restrain, prohibit or declare illegal, or seeking substantial damages in connection with the purchase and sale contemplated by the agreement, or which might result in a material loss of any portion of the assets, a material diminution in the value of any of the assets, or materially interfere with the use of the assets, except matters that have been disclosed or any suit or proceeding affecting only a portion of the assets, which portion could be treated as subject to a title defect;

     . Delta has not issued or contracted to issue Delta Common Stock prior to closing in excess of ten percent (10%) of the outstanding stock of Delta on December 31, 2001, excluding the issuance of up to 1,431,000 shares to Piper Petroleum Company, without the prior written consent of Castle.

Representations and Warranties
------------------------------

     The Purchase and Sale Agreement contains various representations and warranties made by each party thereto regarding aspects related to each party's assets, business, financial condition, structure and other facts pertinent to the asset sale. Some of the representations and warranties will survive until ten months after the closing date. However, the representations relating to the condition of the assets to be purchased will not survive after closing.

     The representations and warranties made by Castle cover the following topics:

     . the due organization, authority and power of Castle and similar matters;

     . the authorization, execution, delivery and enforceability of the Purchase and Sale Agreement as against Castle;

     .     the contracts related to the assets to be purchased;

     . the payment of taxes and assessments relating to the assets to be purchased;

     . the absence of any obligations to pay finders' fees in connection with the sale;

     .     any litigation that relates to the assets to be purchased;

     . the validity and enforceability of existing agreements to be transferred to Delta;

     .     the condition of the equipment to be transferred to Delta;

     . compliance with laws and regulations relating to the wells to be transferred to Delta; and

     . compliance with environmental and other laws covering the operations relating to the assets to be transferred to Delta.

     The representations and warranties made by Delta cover the following topics:

     . the due organization, authority and power of Delta and similar matters;

     . the authorization, execution, delivery and enforceability of the Purchase and Sale Agreement as against Delta;

     . the valid issuance and non-assessability of the shares of Common Stock of Delta to be issued to Castle;

     .     the absence of any finders' fee for which Castle is responsible;

     . that prior to closing Delta will have completed an inspection of the assets to be purchased and that Delta is relying on its own investigations concerning the condition of the assets;

     . that as of the closing Delta will meet all of the bonding and other requirements needed to own the assets; and

     . that Delta is an experienced and knowledgeable investor and operator in the oil and gas business.

Conduct of Castle's Business and Other Activities Prior to Closing
------------------------------------------------------------------

     During the period from December 31, 2001 until the closing, Castle has agreed:

     .     not to sell, transfer or encumber any of the assets;

     . not to make any expenditures in excess of $25,000 except as required under existing contracts or in an emergency;

     . not to sell any oil or gas from the assets except in the ordinary course of business;

     . not to enter into any agreements modifying or terminating any leases;

     . not to take any other actions that would materially affect the value or use of the assets;

     . to allow Delta and its representatives to examine Castle's records concerning the assets to be purchased;

     . to obtain any consents needed to transfer the assets to be purchased;

     . not to engage in any trading in Delta Common Stock, and not permit affiliates, agents or brokers to trade in such stock;

     . to assist Delta in the transfer of software licenses to be transferred to Delta; and

     .     to maintain the liability insurance policies held by Castle.

Limitations on Delta's Activities Prior to Closing
--------------------------------------------------

     During the period from December 31, 2001 until the closing, Delta has agreed:

     . not to engage in any trading in the common stock of Castle, and not permit any of its affiliates, agents or brokers to trade in such stock;

     . not to issue or agree to issue shares of Delta's Common Stock in excess of 10% of the shares outstanding except as permitted by the agreement; or

     . not to increase the number of directors on Delta's Board of Directors.

Environmental Matters
----------------------

     Prior to the closing, Delta and its representatives have the right to inspect the assets to be purchased and to perform tests and assessments to determine if any environmental defects exist. If Delta finds any environmental defects, it may waive the defects or request that Castle to cure the defects. If Delta requests that Castle cure any defects and the aggregate amount of all environmental defects exceeds 4% of the total purchase price, Castle may either cure the defects or exclude the assets affected from the sale. If assets are excluded as a result of environmental defects, the purchase price will be reduced, but only to the extent that the value of the affected assets exceeds 4% of the purchase price.

     If Castle elects to cure any defect but has not completed the work prior to closing, the purchase price will be reduced by the amount allocated to that asset and the amount placed into escrow pending completion of the work.

Title Matters
-------------

     Prior to the closing, Delta and its representatives have the right to examine all of the title records, opinions and other documents relating to the assets to determine if any title defects exist as defined in the agreement. Delta is required to notify Castle at least five days prior to closing of any title defects. If Castle agrees that any title defects exist, the purchase price may be reduced by the value of the affected assets as described below, unless Castle believes it unlikely that any material expenses will be experienced and Castle agrees to indemnify Delta for any such expenses.

     If Castle disputes any title defects or the amount assigned to the defects, it must notify Delta and an amount for any uncured defects will be placed into escrow at closing pending the cure of the title defects. If any title defects are not cured within 90 days of closing, the amount in escrow will be returned to Delta and the related assets returned to Castle.

     Amounts will be deducted from the purchase price only if the amount of the title defects exceeds 4% of the purchase price. In the event that the total amount for title defects exceeds 15%, either party may terminate the Purchase and Sale Agreement without any liability to the other party.

Post Closing Matters
--------------------

     Upon closing of the Purchase and Sale Agreement, Delta will diligently pursue the filing and other requirements to assume the operation and ownership of the assets. Delta will also provide transitional accounting personnel at Delta's expense for at least two months before assuming full accounting responsibilities for the assets.

     Effective immediately after the closing, Delta will expand its Board of Directors to seven persons and appoint three persons selected by Castle to serve as additional directors. However, Castle has agreed to limit or delay its representation on Delta's Board of Directors if necessary to assure that Delta will not be treated as the acquiring party for accounting purposes. Castle has only identified one of the persons to be selected to serve as an additional director. That person is Joseph L. Castle II, whose business experience is as follows:

     Joseph L. Castle II (age 69) has been a Director of Castle since 1985. Mr. Castle is the Chairman of the Board of Directors and Chief Executive Officer of Castle, having served as Chairman from December 1985 through May 1992 and since December 20, 1993. Mr. Castle also served as President of Castle from December 1985 through December 20, 1993, when he reassumed his position as Chairman of the Board. Previously, Mr. Castle was Vice President of Philadelphia National Bank, a corporate finance partner at Butcher and Sherrerd, an investment banking firm, and a Trustee of The Reading Company. Mr. Castle has worked in the energy industry in various capacities since 1971. Mr. Castle is a director of Comcast Corporation and Charming Shoppes, Inc. Since May of 2000, Mr. Castle has served as the Chairman of the Board of Trustees of the Diet Drug Products Liability ("Phen-Fen") Setlement Trust.

     Castle has agreed to vote the shares of Delta Common Stock it receives in this transaction in favor of the nominees for Director selected by the Board of Directors and will generally support actions recommended by the Board as to other matters at meetings of Delta's shareholders so long as it directly holds those shares. In addition, during this same period Castle has agreed not to attempt to take any further control of Delta, or request that any special meetings of Delta's shareholders be held.

     Delta has agreed to file a registration statement with the Securities and Exchange Commission within 30 days of the closing to register the 9,566,000 shares issued to Castle in connection with the sale of the assets under the terms of a Registration Rights Agreement described below. For a period of one year after the closing, Delta will have the right to repurchase up to 3,188,667 of the shares issued to Castle at $4.50 per share. Castle has agreed to retain at least 3,188,667 shares of Delta Common Stock during this period for possible repurchase.

Registration Rights Agreement
-----------------------------

     In connection with the closing Delta will enter into a Registration Rights Agreement with Castle which will require that Delta file a registration statement with the Securities and Exchange Commission to register the 9,566,000 shares to be issued for resale or distribution by Castle under the Securities Act of 1933, as amended. Delta is required to file the registration statement within 30 days of the closing. The expenses of the registration statement are to be borne by Delta.

Termination of the Purchase and Sale Agreement
----------------------------------------------

     The Purchase and Sale Agreement may be terminated by mutual agreement of all of the parties at any time without any liability to any party. In addition, either Castle or Delta may terminate the agreement if any adjustments to the purchase price exceed 15% or more of the purchase price without liability to any party.

     Castle may terminate the agreement if the closing does not occur on or before April 1, 2002, which date may be extended by Castle, or if Delta issues Common Stock prior to closing in excess of 3% of the shares outstanding, excluding the issuance of up to 1,431,000 shares to Piper Petroleum Company, without any liability to any party.

     Castle may also terminate the agreement in the event that the closing does not occur within 60 days of the date on which the Securities and Exchange Commission advises Delta that the staff has no further comments on the proxy materials for the annual meeting of shareholders, as a result of a failure to obtain a sufficient vote of Delta's shareholders to approve the agreement. If such a termination occurs, Castle will be entitled to receive 700,000 shares of Delta Common Stock which were placed into escrow in connection with the execution of the agreement.

     Castle may also terminate the agreement in the event that the closing does not occur by June 30, 2002 due to Delta's failure to timely respond to comments received from the Securities and Exchange Commission, unless such failure is due to Castle's failure to provide any information needed to respond to the comments, a determination by Delta to not proceed with the transaction, or any other delay or failure of Delta to meet the conditions of closing, other than the failure to obtain a quorum for the shareholders' meeting or the failure to obtain shareholder approval of the agreement solely as a result of broker non-votes on the proposal. If such a termination occurs, Castle will be entitled to receive the 700,000 shares of Delta Common Stock placed into escrow plus an additional 700,000 shares of Delta Common Stock.

     Delta may also terminate the agreement if Castle either fails to close within ten days of the receipt of shareholder approval of the agreement or
fails to materially satisfy the closing conditions.   In such case the 700,000
shares placed into escrow will be returned to Delta and Castle will pay 700,000 shares of Castle's common stock, or the equivalent in cash, to Delta as liquidated damages, unless such failure to close is due solely to judicial restraint caused by certain unrelated litigation in which case no liquidated damages will be required.

Expenses
--------

     The Purchase and Sale Agreement generally provides that Delta and Castle will pay their own respective costs and expenses incurred in connection with the agreement and the transactions contemplated by the agreement.

     In connection with the transaction, BWAB Limited Liability Company ("BWAB") has served as a consultant and will receive a fee from Delta in the form of a right to purchase a 4% interest in the properties Delta acquires from Castle for $974,000. The difference between the price to be paid by BWAB and 4% of the cost of the Castle properties will be treated as an additional acquisition cost by Delta. The amount that BWAB will be required to pay for the 4% interest may be reduced in the event that the purchase price to be paid by Delta is reduced for the reasons described in the Purchase and Sale Agreement. In the event that the Purchase and Sale Agreement is terminated and Delta is required to deliver 1,400,000 shares to Castle as a result of the termination, Delta will be required to deliver 28,000 shares to BWAB as a breakup fee.

Amendments
----------

     The Purchase and Sale Agreement may only be amended by a written instrument signed on behalf of all parties to the agreement.

Accounting Treatment
--------------------

     The acquisition of Castle properties will be accounted for by Delta using the purchase method of accounting. The purchase price will be allocated to the identifiable assets acquired and will be recorded on Delta's books at their respective fair values as determined on the closing date.

Vote Required and Board Recommendation
--------------------------------------

     Pursuant to the Nasdaq shareholder approval requirements, the affirmative vote of a majority of the votes cast on the proposal in person or by proxy will be required to approve the Purchase and Sale Agreement with Castle.

     DELTA'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PURCHASE AND SALE AGREEMENT.

Selected Financial Data
-----------------------

                        SELECTED FINANCIAL DATA OF DELTA

     The following selected financial information of Delta, which uses the successful efforts method of accounting, should be read in conjunction with the financial statements and the accompanying notes of Delta.

                           Six Months Ended
                             December 31,                          Fiscal Years Ended June 30,
                       -------------------------  --------------------------------------------------------------
                           2001         2000         2001         2000         1999         1998         1997
                           ----         ----         ----         ----         ----         ----         ----
Total Revenues         $ 4,232,000    5,807,000   12,877,000    3,576,000    1,695,000    2,164,000    1,812,000
Income/(Loss) from
 Operations            $(1,237,000)   1,181,000    1,678,000   (2,080,000)  (2,905,000)  (1,010,000)
(2,457,000)
Income/(Loss)
 Per Share             $      (.17)         .06          .03        (0.46)       (0.51)       (0.18)
(0.49)
Total Assets           $29,073,000   32,195,000   29,832,000   21,057,000   11,377,000   10,350,000   10,438,000
Total Liabilities      $12,265,000   14,493,000   11,551,000   10,094,000    1,531,000      845,000    1,268,000
Stockholders' Equity   $16,808,000   17,702,000   18,281,000   10,963,000    9,846,000    9,505,000    9,171,000
Total Long Term Debt   $ 8,886,000   11,688,000    9,434,000    8,245,000    1,000,000          -0-          -0-


                       SELECTED FINANCIAL DATA OF CASTLE

     During the five fiscal years ended September 30, 2001, Castle consummated a number of transactions affecting the comparability of the financial information set forth below. In May 1997, Castle sold its Rusk County, Texas oil and gas properties and pipeline. In June 1999, Castle acquired all of the oil and gas assets of AmBrit Energy Corp. See Information Concerning the Properties to be Acquired from Castle-"Management's Discussion and Analysis of Financial Condition and Results of Operations" and Note 4 to Castle's Consolidated Financial Statements.

     The following selected financial data have been derived from Castle's Consolidated Financial Statements, which are prepared using the full cost method of accounting, for each of the five years ended September 30, 2001, and for the three months ended December 31, 2001 and 2000. The information should be read in conjunction with Castle's Consolidated Financial Statements and notes thereto. Since Delta is acquiring only producing properties and some undeveloped acreage from Castle, no attempt has been made to conform Castle's full cost accounting method to the successful efforts method used by Delta.

                                       For the Three        For the Fiscal Year Ended September 30,
                                       Months Ended    -------------------------------------------------
                                       December 31,    (in Thousands, except per share amounts)
                                     -----------------
                                      2001      2000      2001      2000      1999      1998      1997
                                     -------   -------   -------  -------   --------   -------   -------
                                         (Unaudited)
Net sales:
  Natural gas marketing
     and transmissions (gas sales
     less gas purchases)             $     -   $    -    $     -         -   $50,067   $70,001   $64,606
  Exploration and production           3,441    5,394    $21,144   $17,959   $ 7,190   $ 2,603   $ 7,113
Gross Margin (exclusive of depre-
 ciation and amortization)
  Natural gas marketing
     and transmission                      -        -    $     -   $     -   $19,005   $26,747   $24,640
  Exploration and production (oil
     and gas sales less production
     costs)                          $ 2,187   $3,990    $13,745   $11,765   $ 4,802   $ 1,828   $ 5,173
Income (loss) from continuing
     operations                      $  (426)  $1,735    $ 2,097   $ 2,778   $11,222   $15,260   $31,529
Income (loss) from continuing
     operations per share
     outstanding (diluted)           $  (.04)  $  .16    $   .25   $   .71   $   .99   $  1.22   $  1.55
Dividends declared per common shares
     outstanding                     $   .05   $  .05    $   .20   $   .20   $   .25   $   .15   $   .10


                                                               September 30,
                                                  --------------------------------------------------
                                   December 31,
                                      2000         2001       2000       1999       1998       1997
                                   ------------   -------   -------    --------    -------    -------
                                   (Unaudited)
Total assets                         $55,920      $59,118    $63,295    $60,796    $67,004    $82,717
Long-term obligations                      0            9          6          0          1         20
Redeemable preferred stock                 0            0          0          0          0          0
Capital leases                             0            0          0          0          0          0


     Share data have been retroactively restated to reflect the 200% stock dividend that was effective January 31, 2000.

Pro Forma Financial Information
-------------------------------

                          DELTA PETROLEUM CORPORATION
                   CONDENSED PRO FORMA FINANCIAL STATEMENTS

     Delta entered into a Purchase and Sale Agreement to purchase all of the United States domestic oil and gas properties of Castle for $20,000,000, payable in proceeds from bank financing in cash, plus 9,566,000 shares of Delta's Common Stock valued at approximately $37,977,000 based on the five-day average closing price surrounding the announcement of the acquisition. The effective date is October 1, 2001 and closing is expected by no later than June 30, 2002, or shortly thereafter. Pursuant to the terms of the Purchase and Sale Agreement, the cash portion of the purchase price payable at closing will be reduced by the cash flow from the properties between the effective date and the closing date. The sale is subject to approval by the shareholders of Delta. Each party is subject to a penalty in the amount of 700,000 shares of their respective common stock for failure to close the transaction. Delta has an additional penalty in the amount of 700,000 shares of its Common Stock if the transaction is terminated by Castle because the closing does not occur by June 30, 2002 due to Delta's failure to timely respond to SEC comments, a determination by Delta not to proceed with the transaction or any other delay or failure to meet the conditions of closing, other than a failure to obtain a quorum in a situation where less than a majority of shares issued and outstanding can be voted, exclusive of broker non-votes, for, against or abstaining on the proposal to approve the agreement with Castle. Delta may repurchase up to 3,188,667 of its shares from Castle for $4.50 per share for a period of one year after closing. The option to repurchase up to 3,188,667 of our shares for $4.50 will preserve the potential upside relating to future value relating to our offshore oil and gas properties. If we decide to exercise our option to repurchase our shares, the value of the repurchased shares will be recorded as treasury stock. As a part of the acquisition, upon closing, Delta has granted an option to acquire a 4% working interest in the properties acquired for a cost of $974,000 to BWAB Limited Liability Company, a less than 10% shareholder of Delta. The difference between the $974,000 paid by BWAB, which is less than fair value, and 4% of the cost of the Castle properties will be treated is a component of the acquisition cost incurred by Delta for BWAB's consultation and assistance related to the transaction.

     Even though Delta has had conversations with a bank to provide the necessary financing at closing and has obtained a preliminary commitment letter from a bank for a loan to be collateralized by all unencumbered oil and gas properties in an amount of up to $20,000,000 with an interest rate of prime + 1-1/2% and a 3 year maturity date, the commitment is preliminary, may be withdrawn at any time and all of the stated terms are subject to change.
If the Company chooses to close the acquisition with a bridge note payable to Castle, there is no assurance that it could repay all or part of the bridge note with borrowed or other funds. If Delta is unable to pay all or a portion of the bridge note in cash, it may pay the unpaid portion in shares of Delta's Common Stock at $3.00 per share. However, in no event will Delta issue shares to Castle that would result in Castle holding more than 49.9% of Delta's outstanding Common Stock. In the event that Delta is unable to obtain sufficient cash to pay the bridge note when due, and the number of shares that would be issued to Castle to fully pay the bridge note would result in Castle holding more than 49.9% of the outstanding shares, Delta will only issue the maximum number of shares of Common Stock that is possible without causing Castle to own more than 49.9% of the outstanding shares. Any remaining amounts due shall continue to be due and payable in either cash or shares of

Delta Common Stock as soon as it is possible for Delta to issue sufficient shares to pay the remaining amounts without causing Castle to own more than 49.9% of the outstanding shares.

     The following unaudited condensed pro forma balance sheet assumes that Delta is the acquirer and that the acquisition of 100% of the property interests of the Castle Properties occurred on December 31, 2001 and reflects the historical consolidated balance sheet of Delta giving pro forma effect to the proposed asset acquisition using the purchase method of accounting. Management of Delta believes this is the most likely scenario. The unaudited condensed pro forma combined balance sheet should be read in conjunction with the historical statements and related notes of Delta and Castle.

     The accompanying unaudited condensed pro forma statements of operations for the six months ended December 31, 2001 and for the year ended June 30, 2001 assume that Delta is the acquirer and that the acquisition of the Castle Properties occurred as of July 1, 2000. The year ended June 30, 2001 unaudited condensed pro forma statement of operations includes Delta's historical year ended June 30, 2001 and Castle's historical year ended September 30, 2001 statement of operations. Management of Delta believes this is the most likely scenario. These statements should be read in conjunction with the historical financial statements and related notes of Delta and Castle.

                         DELTA PETROLEUM CORPORATION
                  Unaudited Condensed Pro Forma Balance Sheet
                           As of December 31, 2001
                             ("000's" Omitted)

                                                               Pro Forma
                                                    Delta     Adjustments   Pro Forma
                                                  Historical    (Note B)      Delta
                                                  ----------  -----------   ---------
Current Assets:
   Cash                                             $   444    $   974 (1)   $ 1,418
   Accounts receivable                                1,447                    1,447
   Prepaid assets                                       742                      742
   Other current assets                                 328                      328
                                                    -------    -------       -------
         Total current assets                         2,961        974         3,935
                                                    -------    -------       -------

Property and Equipment:
   Oil and gas properties, at cost, using
      the successful efforts method of accounting    31,452     57,003 (1)    88,455
   Less: accumulated depreciation and depletion      (6,692)                  (6,692)
                                                    -------    -------       -------
         Net property and equipment                  24,760     57,003        81,763
                                                    -------    -------       -------

Long term assets:
   Other long term assets                               263                      263
   Partnership net assets                             1,089                    1,089
                                                    -------    -------       -------
         Total long term assets                       1,352          -         1,352
                                                    -------    -------       -------
                                                    $29,073     57,977       $87,050
                                                    =======    =======       =======

Current Liabilities:
   Current portion of long-term debt                $ 2,839    $ 3,077 (1)   $ 5,916
   Accounts payable                                   3,312                    3,312
   Other accrued liabilities                             67                       67
                                                    -------    -------       -------
         Total current liabilities                    6,218      3,077         9,295
                                                    -------    -------       -------
Long-term debt                                        6,047     16,923 (1)    22,970
                                                    -------    -------       -------
Stockholders' Equity:
   Preferred stock, $.10 par value                        -                        -
   Common stock, $.01 par value                         114         96 (1)       210
   Additional paid-in capital                        41,267     37,881 (1)    79,148
   Accumulated other comprehensive loss                 (67)                     (67)
   Accumulated deficit                              (24,506)                 (24,506)
                                                    -------    -------       -------
         Total stockholders' equity                  16,808     37,977        54,785
                                                    -------    -------       -------
Commitments
                                                    $29,073     57,977       $87,050
                                                    =======    =======       =======

    See accompanying notes to condensed pro forma financial statements.

                         DELTA PETROLEUM CORPORATION
             Unaudited Condensed Pro Forma Statement of Operations
                      Six Months Ended December 31, 2001
                            ("000's" Omitted)

                                                 Delta             Castle
                                               Historical         Historical      Pro Forma
                                            Six Months Ended   Six Months Ended   Adjustments  Pro Forma
                                            December 31, 2001  December 31, 2001    Note (C)     Delta

Revenue:
   Oil and gas sales                            $ 4,179              7,528          (301)(2)    $11,406
   Gain on sale of oil and gas properties             -                  -             -              -
   Other revenue                                     53                  -                           53
                                                -------             ------        ------        -------
      Total revenue                               4,232              7,528          (301)        11,459
                                                -------             ------        ------        -------
Exploration and Production
   Lease operating expenses                       1,923              4,006          (160)(2)      5,769
   Depreciation and depletion                     1,662              2,446        (2,446)(3)
                                                                                   2,887 (3)      4,549
   Abandoned and impaired properties                162              1,892        (1,892)(6)        162
   Dry hole costs                                   381                  -                          381
                                                -------             ------        ------        -------
                                                  4,128              8,344        (1,611)        10,861

Corporate general and administrative              1,341              2,315             - (5)      3,656
                                                -------             ------        ------        -------
      Total operating expenses                    5,469             10,659        (1,611)        14,517
                                                -------             ------       -------        -------

Income (loss) from operations                    (1,237)            (3,131)        1,310         (3,058)

Other income and expenses:
   Other income                                       4                112          (112) (1)         4
   Other expense                                      -                (56)           56  (1)         -
   Interest expense and financing costs            (673)                 -          (650) (4)    (1,323)
                                                -------             ------       -------        -------
      Total other income and expenses              (669)                56          (706)        (1,319)
                                                -------             ------       -------        -------

Net income (loss) before tax effect             $(1,906)            (3,075)          604        $(4,377)
   Provision for income tax expense                   -                  -             - (7)         -
                                                -------             ------       -------        -------
Net income                                      $(1,906)            (3,075)          604         (4,377)
                                                =======             ======       =======        =======

Income (loss) per share:
      Basic                                     $ (0.17)                                        $ (0.21)
                                                =======                                         =======
      Diluted                                   $ (0.17)                                        $ (0.21)
                                                =======                                         =======

Weighted average number of common and
   potential dilutive shares outstanding:
      Basic                                     11,214                             9,566         20,780
                                               =======                           =======        =======
      Diluted                                   11,214 *                           9,566         20,780
                                               =======                           =======        =======

*Potentially dilutive securities outstanding were anti-dilutive.

      See accompanying notes to condensed pro forma financial statements.

                          DELTA PETROLEUM CORPORATION
              Unaudited Condensed Pro Forma Statement of Operations
                          Year Ended June 30, 2001
                             ("000's" Omitted)

                                            Delta            Castle
                                          Historical       Historical
                                          Year Ended       Year Ended      Adjustments  Pro Forma
                                          June 30,2001  September 30, 2001   (Note C)     Delta
                                          ------------  ------------------ -----------  ---------
Revenue:
   Oil and gas sales                       $12,254        21,144               (846)(2)   $32,552
   Gain on sale of oil and gas properties      458             -                              458
   Other revenue                               165             -                              165
                                           -------       -------            -------       -------
      Total revenue                         12,877        21,144               (846)       33,175
                                           -------       -------            -------       -------
Exploration and Production
   Lease operating expenses                  4,787         9,227               (296)(2)    13,718
   Depreciation and depletion                2,533         3,470             (3,470)(3)
                                                                              5,444 (3)     7,977
   Abandoned and impaired properties           798         2,765             (2,765)(6)       798
   Dry hole costs                               94             -                  -            94
                                           -------       -------            -------       -------
                                             8,212        15,462             (1,160)       22,514

Corporate general and administrative         2,987         4,169                  - (5)     7,156
                                           -------       -------           --------       -------
      Total operating expenses              11,199        19,631             (1,160)       29,670
                                           -------       -------           --------       -------

Income (loss) from operations                1,678         1,513                314         3,505
                                           -------       -------           --------       -------
Other income and expenses:
   Other income                                528           683               (683)(1)       528
   Other expense                                 -           (99)                99 (1)         -
   Interest expense and financing costs     (1,861)            -             (1,300)(4)    (3,161)
                                           -------       -------           --------       -------
      Total other income and expenses       (1,333)          584             (1,884)       (2,633)
                                           -------       -------           --------       -------

Net income (loss) before tax effect        $   345         2,097             (1,570)      $   872
   Provision for income tax expense              -          (381)              (381)(7)         -
                                           -------       -------           --------       -------
Net income                                     345         1,716             (1,189)          872
                                           =======       =======           ========       =======
Income (loss) per share:
      Basic                                $  0.03                                        $  0.04
                                           =======                                        =======
      Diluted                              $  0.03                                        $  0.04
                                           =======                                        =======
Weighted average number of common and
   potential dilutive shares outstanding:
      Basic                                 10,289                            9,566        19,855
                                           =======                          =======       =======
      Diluted                               11,753                            9,566        21,319
                                           =======                          =======       =======

      See accompanying notes to condensed pro forma financial statements.

                         NOTES TO CONDENSED PRO FORMA
                       FINANCIAL STATEMENTS (UNAUDITED)

A) BASIS OF PRESENTATION

     The accompanying unaudited condensed pro forma balance sheet assumes that Delta is the acquirer for accounting purposes and that the acquisition of oil and gas properties from Castle Energy Corporation referred to as ("the Castle Properties") occurred on December 31, 2001 and reflects the historical consolidated balance sheet of Delta Petroleum Corporation ("Delta") at that date giving pro forma effect to the proposed acquisition using the purchase method of accounting. The unaudited condensed pro forma balance sheet should be read in conjunction with the historical financial statements and related notes of Delta and Castle.

     The accompanying unaudited condensed pro forma statements of operations for the six months ended December 31, 2001 and for the year ended June 30, 2001 assume that Delta is the acquirer for accounting purposes and that the acquisition of the Castle Properties occurred as of July 1, 2000. The year ended June 30, 2001 unaudited condensed pro forma statement of operations includes Delta's historical year ended June 30, 2001 and Castle's historical year ended September 30, 2001 statement of operations.

     Even though Delta has had conversations with a bank to provide the necessary financing at closing and has obtained a preliminary commitment, there is no assurance that a bank loan for all or part of the $20 million cash purchase price will be available. If the Company chooses to close the acquisition with a bridge note payable to Castle, there is no assurance that it could repay all or part of the bridge note with borrowed or other funds.
If the Company chooses to close the acquisition with a bridge note payable to Castle, there is no assurance that it could repay all or part of the bridge note with borrowed or other funds. If Delta is unable to pay all or a portion of the bridge note in cash, it may pay the unpaid portion in shares of Delta's Common Stock at $3.00 per share. However, in no event will Delta issue shares to Castle that would result in Castle holding more than 49.9% of Delta's outstanding Common Stock. In the event that Delta is unable to obtain sufficient cash to pay the bridge note when due, and the number of shares that would be issued to Castle to fully pay the bridge note would result in Castle holding more than 49.9% of the outstanding shares, Delta will only issue the maximum number of shares of Common Stock that is possible without causing Castle to own more than 49.9% of the outstanding shares. Any remaining amounts due shall continue to be due and payable in either cash or shares of Delta Common Stock as soon as it is possible for Delta to issue sufficient shares to pay the remaining amounts without causing Castle to own more than 49.9% of the outstanding shares.

B) ACQUISITION OF CASTLE PROPERTIES - BALANCE SHEET

     Delta Petroleum Corporation ("Delta"), an independent energy exploration and development company, has entered into a purchase and sale agreement to purchase all of the United States domestic oil and gas properties of Castle Energy Corporation ("Castle") for $20,000,000, payable in proceeds from bank financing with interest at prime plus 1-1/2% and a three year maturity date in cash plus 9,566,000 shares of Delta's common stock valued at approximately $37,977,000 based on the five-day average closing price surrounding the announcement of the acquisition. The effective date is October 1, 2001 and closing is expected by June 30, 2002 or shortly thereafter. Pursuant to the terms of the purchase and sale agreement, the cash portion of the purchase price payable at closing will be reduced by the cash flow from the properties between the effective date and the closing date. The sale is subject to approval by the shareholders of Delta. Each party is subject to a penalty in the amount of 700,000 shares of their respective common stock for failure to close the transaction. Delta has an additional penalty in the amount of 700,000 shares of its Common Stock if the transaction is terminated by Castle because the closing does not occur by June 30, 2002 due to Delta's failure to timely respond to SEC comments, a determination by Delta not to proceed with the transaction or any other delay or failure to meet the conditions of closing, other than a failure to obtain shareholder approval in a situation where less than a majority of shares issued and outstanding can be voted, for, against or abstaining on the proposal to approve the agreement with Castle. Delta may repurchase up to 3,188,667 of its shares from Castle for $4.50 per share for a period of one year after closing. The option to repurchase up to 3,188,667 of our shares for $4.50 will preserve the potential upside relating to future value relating to our offshore oil and gas properties. If we decide to exercise our option to repurchase our shares, the value of the repurchased shares will be recorded as treasury stock. As a part of the acquisition, upon closing, Delta has granted an option to acquire a 4% working interest in the properties acquired for a cost of $974,000 to BWAB Limited Liability Company ("BWAB"), a less than 10% shareholder of Delta. The difference between the $974,000 paid by BWAB which is less than fair value, and 4% of the cost of the Castle properties will be treated as an additional acquisition cost by Delta for their consultation and assistance related to the transaction.

     (1) The accompanying historical balance sheet of Delta at December 31, 2001 has been adjusted to record the purchase price of the Castle Properties by Delta, net of the interest that BWAB is likely to acquire, assuming a stock price of $3.97 and debt incurred of $20,000,000 as follows ("000's" omitted):

               Cash (from BWAB)                      $   974
               Oil and gas properties, net
                 of BWAB interest                     57,003
                                                     -------
                                                      57,977
                                                     =======

               Current portion of long term debt       3,077
               Long term debt                         16,923
               Common stock                               96
               Additional paid in capital             37,881
                                                     -------
                                                     $57,977
                                                     =======

C) ACQUISITION OF CASTLE PROPERTIES - STATEMENT OF OPERATIONS

     The accompanying unaudited condensed pro forma statements of operations for the six months ended December 31, 2001 and for the year ended June 30, 2001 assume that Delta is the acquirer and that the acquisition of the Castle Properties occurred as of July 1, 2000. The year ended June 30, 2001 unaudited condensed pro forma statement of operations includes Delta's historical year ended June 30, 2001 and Castle's historical year ended September 30, 2001 statement of operations. Delta utilizes the successful efforts method of accounting for its oil and gas properties while Castle utilizes the full cost method of accounting for its oil and gas properties. Based on the properties acquired, it is not practical to convert the results of the Castle properties from the full cost method of accounting to the successful efforts method of accounting for the periods presented. In addition, the following adjustments have been made to the accompanying condensed pro forma statements of operations for six months ended December 31, 2001 and the year ended June 30, 2001:

     (1) To adjust the unaudited pro forma statement of operations for items that would not be affected by the acquisition transaction.

     (2) To adjust revenue and direct lease operating expenses of the Castle properties to reflect the effect of the interest to be acquired by BWAB.

     (3) To remove Castle's depletion calculation and adjust Delta's depletion expense to reflect the pro forma depletion expense giving effect to the proposed acquisition of the Castle Properties. The depletion expense was calculated using estimated proved reserves by field and assumed 80% of the acquisition cost was allocable to the producing properties which represent the fair market value of producing oil and gas properties acquired. The pro forma depletion and the allocation to producing properties allocation is based on the reserve report prepared by Delta in evaluating the Castle properties.

     (4) To record interest expense for interest associated with the debt incurred in connection with the acquisition of the Castle Properties at a rate of prime plus 1-1/2% per annum (assumed
             6.5% per annum), which assumes the bank loan is obtained based on the Company's preliminary commitments. A one-eighth change in interest rate would have a $163,000 annual impact on interest expense.

     (5) There are duplicative costs that will be eliminated once this transaction is closed. As these amounts are not supportable, there has been no pro forma adjustment to reduce general and administrative expenses.

     (6) To eliminate abandoned and impaired properties expense incurred by Castle relating to foreign properties not acquired by Delta.

     (7) Taxes have been eliminated as a result of Delta's net operating loss carry forward position and income tax valuation or a pro forma statement of operation loss as a result of the acquisition of the Castle properties.

D) ACQUISITION OF CASTLE PROPERTIES - RESERVE QUANTITIES AND STANDARIZED MEASURE OF DISCOUNTED FUTURE CASH FLOWS

     The accompanying proforma combined reserve quantities and standardized measure of discounted future cash flows are as follows:

     The properties to be acquired from Castle ("Castle Properties") consist of interests in approximately 525 producing wells in fourteen (14) states, plus associated undeveloped acreage.


Reserve Quantities
(000's Omitted)

                                      Delta               Castle
                                  June 30, 2001      September 30, 2001       Combined
                                ------------------   ------------------   ------------------
                                 Oil   Natural Gas    Oil   Natural Gas    Oil   Natural Gas
                                (BBLS)   (MCF)       (BBLS)   (MCF)       (BBLS)   (MCF)

Proved developed and
  undeveloped reserves          1,557    4,682       3,360    30,692      4,917    35,374

Proved developed reserves       1,250    4,474       1,890    26,480      3,140    30,954



Standardized Measures of
  Discounted Future Cash Flows
(000's Omitted)

                                        Delta               Castle
                                    June 30, 2001      September 30, 2001      Combined
                                    -------------      ------------------      --------

Future cash flows                     $ 24,570              $138,594           $163,164
Future production costs                 (7,971)              (43,288)           (51,259)
Future development costs                  (382)               (8,655)            (9,037)
Future income tax expense                    -               (13,102)           (13,102)
                                      --------              --------           --------
Future net cash flows                   16,217                73,549             89,766
Discounted factor of 10%
  for estimated timing of
  future cash flows                     (6,267)              (37,269)           (43,536)
                                      --------              --------           --------
Standardized measure of
 discounted future cash flows         $  9,950              $ 36,280           $ 46,230
                                      ========              ========           ========

Information Concerning the Properties to be Acquired from Castle
----------------------------------------------------------------

     Castle Energy Corporation ("Castle") is currently engaged in oil and gas exploration and production in the United States and Romania. The information contained herein concerning Castle only pertains to the properties to be acquired from Castle and omits disclosures that do not pertain to Castle's domestic oil and gas operations. Castle is currently operating exclusively in the exploration and production segment of the energy industry. As of September 30, 2001, Castle's exploration and production subsidiaries owned interests in 522 producing oil and gas wells located in fourteen states. Of these interests, 430 were working interests, where Castle is responsible for operating costs applicable to the well, and 92 were royalty interests, where Castle bears no expense burden. Castle's subsidiaries operate approximately half of the wells that are working interests, which Delta will operate after the acquisition closes. At September 30, 2001, Castle's exploration and production assets included proved reserves (estimated at September 30, 2001 spot prices) of approximately 31 billion cubic feet of natural gas and approximately 3,400,000 barrels of oil.

     In July 2000, Castle engaged Energy Spectrum Advisors of Dallas, Texas to advise Castle concerning strategic alternatives including the possible sale of its oil and gas assets. In December 2000, several companies submitted bids for Castle's domestic oil and gas assets. The total of the highest bids for all of Castle's properties aggregated approximately $48,000,000 with an effective date of October 1, 2000. Castle's Board of Directors decided not to sell its oil and gas assets at the prices offered.

     We negotiated the Castle transaction using a stock price of $3.00, the trading price during negotiations, thus valuing the Castle properties at approximately $48,700,000. The Securities and Exchange Commission requires us to value our stock using an average price based on the announcement of the transaction. The acquisition cost of Castle will be recorded using a price of approximately $57,003,000, which will be reduced by the net cash flow from the properties acquired from October 1, 2001 through the closing date.

OIL AND GAS EXPLORATION AND PRODUCTION

General
-------

     On June 1, 1999, Castle consummated the purchase of all of the oil and gas properties of AmBrit Energy Corp. ("AmBrit"). The oil and gas properties purchased include interests in approximately 180 oil and gas wells in Alabama, Louisiana, Mississippi, Montana, New Mexico, Oklahoma, Texas and Wyoming, as well as undrilled acreage in several of these states. The effective date of the sale was January 1, 1999. The adjusted purchase price after accounting for all transactions between the effective date, January 1, 1999, and the closing date was $20,170,000. The entire adjusted purchase price was allocated to "Oil and Gas Properties - Proved Properties." Based upon reserve reports initially prepared by Castle's petroleum reservoir engineers, the proved reserves (unaudited) associated with the AmBrit oil and gas assets approximated 2,000,000 barrels of crude oil and 12,500,000 mcf (thousand cubic feet) of natural gas, which, together, approximated 150% of Castle's oil and gas reserves before the acquisition. In addition, the production acquired initially increased Castle's consolidated production by approximately 425%.

     In fiscal 1999, Castle entered into two drilling ventures to participate in the drilling of up to sixteen exploratory wells in south Texas. During fiscal 2000, Castle participated in the drilling of nine exploratory wells pursuant to the related joint venture operating agreements. Eight wells drilled resulted in dry holes and one well was completed as a producer. Castle has no further drilling obligations under these joint ventures and has terminated participation in each drilling venture. The total cost incurred to participate in the drilling of the exploratory wells was $6,003,000.

     In December 1999, a subsidiary of Castle purchased majority interests in twenty-six offshore Louisiana wells from Whiting Petroleum Company ("Whiting"), a public company engaged in oil and gas exploration and development. The adjusted purchase price was $890,000.

     In September 2000, the subsidiary sold its interests in the offshore Louisiana wells to Delta. The effective date of the sale was July 1, 2000. The adjusted purchase price of $3,059,000 consisted of $1,122,000 cash plus 382,289 shares of Delta's common stock valued at the closing market price of $1,937,000.

     In November and December 1999, Castle acquired additional outside interests in several Alabama and Pennsylvania wells, which it operates, for $2,580,000.

     On April 30, 2001, Castle consummated the purchase of several East Texas oil and gas properties from a private company. The effective date of the purchase was April 1, 2001. These properties included majority interests in twenty-one (21) operated producing oil and gas wells and interests in approximately 6,500 gross acres in three counties in East Texas. Castle estimated the proved reserves acquired to be approximately 12.5 billion cubic feet of natural gas and 191,000 barrels of crude oil. The consideration paid, net of purchase price adjustments, was $10,040,000. Castle used its own internally generated funds to make the purchase.

Properties - Proved Oil and Gas Reserves
----------------------------------------

     The following is a summary of Castle's oil and gas reserves as of September 30, 2001. All estimates of reserves are based upon engineering evaluations prepared by Castle's independent petroleum reservoir engineers, Huntley & Huntley and Ralph E. Davis Associates, Inc., in accordance with the requirements of the Securities and Exchange Commission and are based upon September 30, 2001 spot prices. Such estimates include only proved reserves. Castle reports its reserves annually to the Department of Energy.

     Castle's estimated reserves as of September 30, 2001 were as follows:

Net MCF (1) of gas:
 Proved developed............................................. 26,480,000
 Proved undeveloped...........................................  4,212,000
                                                               ----------
 Total........................................................ 30,692,000
                                                               ==========
Net barrels of oil:
 Proved developed.............................................  1,890,000
 Proved undeveloped...........................................  1,470,000
                                                               ----------
 Total........................................................  3,360,000
                                                               ==========
-----------------
(1) Thousand cubic feet

Oil and Gas Production
----------------------

     The following table summarizes the net quantities of oil and gas production of Castle for each of the three fiscal years in the period ended September 30, 2001, including production from acquired properties since the date of acquisition.

Fiscal Year Ended September 30,           2001        2000        1999
                                          ----        ----        ----

Oil -- Bbls (barrels).................    262,000     279,000     124,000
Gas -- MCF............................  3,083,000   3,547,000   1,971,000


Average Sales Price and Production Cost Per Unit

     The following table sets forth the average sales price per barrel of oil and MCF of gas produced by Castle, including hedging adjustments, and the average production cost (lifting cost) per equivalent unit of production for the periods indicated. Production costs include applicable operating costs and maintenance costs of support equipment and facilities, labor, repairs, severance taxes, property taxes, insurance, materials, supplies and fuel consumed in operating the wells and related equipment and facilities.

Fiscal Year Ended September 30,                  2001      2000       1999
                                                 ----      ----       ----

Average Sales Price per Barrel of Oil.......... $27.39     $27.94     $18.36

Average Sales Price per MCF of Gas............. $ 4.53     $ 2.87     $ 2.25

Average Production Cost per Equivalent MCF(1).. $ 1.59     $ 1.19     $ .70
--------------

(1) For purposes of equivalency of units, a barrel of oil is assumed equal to six MCF of gas, based upon relative energy content.


     No production was hedged in fiscal 2001.

     The average sales price per barrel of crude oil decreased $4.64 per barrel for the year ended September 30, 2000 and increased $.11 per barrel for the year ended September 30, 1999 as a result of hedging. The average sales price per mcf (thousand cubic feet) of natural gas decreased $.07 for each of the years ended September 30, 2000 and 1999 as a result of hedging. Oil and gas sales were not hedged after July 2000.

Productive Wells and Acreage

     The following table presents the oil and gas properties in which Castle held an interest as of September 30, 2001. The wells and acreage owned by Castle and its subsidiaries are located primarily in Alabama, California, Illinois, Louisiana, Mississippi, Montana, New Mexico, Oklahoma, Pennsylvania, Texas and Wyoming.

                                                  As of September 30, 2001
                                                      Gross(2)   Net (3)
                                                      --------   -------

Productive Wells:(1)
Gas Wells...........................................      521        203
Oil Wells...........................................      103         49

Acreage:
Developed Acreage...................................  129,517     31,351
Undeveloped Acreage.................................   85,686     29,678

----------------
     (1) A "productive well" is a producing well or a well capable of production. Fifty-nine wells are dual wells producing oil and gas. Such wells are classified according to the dominant mineral being produced.
     (2) A gross well or acre is a well or acre in which a working interest is owned. The number of gross wells is the total number of wells in which a working interest is owned.
     (3) A net well or acre is deemed to exist when the sum of fractional working interests owned in gross wells or acres equals one. The number of net wells or acres is the sum of the fractional working interests owned in gross wells or acres.


     MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
     AND RESULTS OF OPERATIONS
                   ("$000's" Omitted Except Per Unit Amounts)


RESULTS OF OPERATIONS

GENERAL

        From August 1989 to September 30, 1995, two of Castle's subsidiaries conducted refining operations. By December 12, 1995, Castle's refining subsidiaries had sold all of their refining assets. In addition, Powerine merged into a subsidiary of EMC and was no longer a subsidiary of Castle. Castle's other refining subsidiary, IRLP, owns no refining assets and is in the process of liquidation. As a result, Castle has accounted for its refining operations as discontinued operations in Castle's financial statements as of September 30, 1995 and retroactively. Accordingly, discussion of results of operations has been confined to the results of continuing operations and the anticipated impact, if any, of liquidation of Castle's remaining inactive refining subsidiary and contingent environmental liabilities of Castle or its refining subsidiaries.

        Also, as noted above, Castle acquired the oil and gas properties of AmBrit on June 1, 1999. The oil and gas reserves associated with the acquisition were estimated at approximately 12.5 billion cubic feet of natural gas and 2,000,000 barrels of crude oil, roughly 150% of the reserves owned by Castle before the acquisition. Furthermore, as a result of the acquisition, Castle's production of oil and gas increased by approximately 425%. This acquisition impacted consolidated operations for the last four months of fiscal 1999 only.

     Gas marketing sales and purchases ceased effective May 31, 1999 by virtue of the scheduled termination of its subsidiaries' gas sales and gas purchase contracts with Lone Star and MGNG. Castle has not replaced these contracts although it continues to seek similar gas marketing acquisitions. As a result, natural gas marketing operations impacted consolidated operations for all of fiscal 1999 and none of fiscal 2000 or fiscal 2001.

Quarter Ended December 31, 2001 vs Quarter Ended December 31, 2000
------------------------------------------------------------------

     Key exploration and production data for the quarters ended December 31, 2001 and 2000 are as follows:

                                                           Three Months
                                                          Ended December 31,
                                                          ------------------
                                                          2001        2000
                                                          ----        ----
     Production Volumes:
        Barrels of crude oil (net)                         69,315      67,798
        Mcf (thousand cubic feet) of natural gas (net)    857,043     751,064
        Mcf equivalents (mcfe) (net)*                   1,272,933   1,157,852

     Oil/Gas Prices:
        Crude Oil/Barrel:                                  $20.47      $29.46
                                                           ======      ======
        Natural Gas/Mcf:                                   $ 2.36      $ 4.52
                                                           ======      ======
     Oil and Gas Production Expenses/Mcf Equivalent        $  .99      $ 1.21
                                                           ======      ======
-------------------
* Barrels of crude oil have been converted to mcf based upon relative energy content of 6 MCF of natural gas per barrel of crude oil.

     Oil and gas sales decreased $2,490 from the first quarter of fiscal 2001 to the first quarter of fiscal 2002 due to a decrease in oil and gas prices. The average price per equivalent mcfe decreased from $4.66/mcfe for the quarter ended December 31, 2000 to $2.70/mcfe for the quarter ended December 31, 2001. The decline in the price received for natural gas was especially precipitous. For the quarter ended December 31, 2000, the average price recorded per mcf of natural gas was $4.52 versus only $2.36 per mcf for the quarter ended December 31, 2001. Since the Castle has not hedged its oil and gas production, Castle's oil and gas sales can be expected to increase or decrease roughly parallel with increases and decreases in oil and gas prices. Although most reputable industry experts are predicting only a modest increase in average oil and gas prices over the next two or three years, such prices have proved to be extremely volatile in the past. Changes in weather, the economy, international politics and worldwide political and other factors could cause similar volatility in oil and gas prices in the future.

     Oil and gas sales increased $537 as a result of increases in oil and gas production. From the quarter ended December 31, 2000 to the quarter ended December 31, 2001 oil production increased 1,517 barrels (approximately 16 barrels a day) and natural gas production increased 105,979 mcf (approximate1y, 1,152 mcf/day). The increase in production is primarily due to production from the acquisition of interests in twenty-one East Texas oil and gas wells on April 30, 2001, recent recompletions and reworks on existing wells in which Castle owns an interest as well as several successful new wells in which Castle participated during the last six months. Such increases in production more than offset the natural depletion of Castle's remaining wells.

     As a result of the $2,490 decrease due to oil and gas prices and the $537 increase due to oil and gas production, there was a net decrease of $1,953 or 36.2% in oil and gas sales from the quarter ended December 31, 2000 to the quarter ended December 31, 2001.

     Oil and gas production expenses decreased $150 or 10.7% from the first quarter of fiscal 2001 to the first quarter of fiscal 2002. For the quarter ended December 31, 2001, such expenses were $.99 per equivalent mcf of production versus $1.21 per equivalent mcf of production for the quarter ended December 31, 2000. The decrease is primarily attributable to a higher amount of nonrecurring repairs and maintenance incurred during the quarter ended December 31, 2000 than during the quarter ended December 31, 2001. Such expenses are typically not incurred ratably throughout the year but are incurred when and if certain wells require repair and maintenance. As a result, such comparisons are more appropriate on an annual or a multi-year basis than on a quarterly basis.

     As noted above, the net cash flow (oil and gas sales less oil and gas production expenses) from Castle's oil and gas properties from October 1, 2001 to the expected closing of the Delta transaction will reduce the cash portion of the purchase price Castle expects to receive from the sale of its domestic oil and gas properties. Accordingly, the net cash flow for the quarter ended December 31, 2001 of $2,187, subject to some minor adjustments, will ultimately accrue to Delta's account rather than to Castle's account if the sale to Delta is ultimately consummated as planned.

     General and administrative expenses decreased $387 or 22% from the quarter ended December 31, 2000 to the quarter ended December 31, 2001. The decrease was primarily attributable to decreased legal expenses and $181 of non-recurring costs related to Castle's previous effort to sell its oil and gas properties that terminated in December 2000 without a sale.

     Depreciation, depletion and amortization increased $543 or 77.7% from the first quarter of fiscal 2001 to the fiscal quarter of fiscal 2002. This net increase consists of a decrease of $15 in depreciation of equipment and furniture and fixtures and a $558 increase in depletion of oil and gas properties. The increase in depletion is primarily attributable to an increase in the depletion rate. For the quarter ended December 31, 2001, the depletion rate was $.95 per mcfe versus $.57 per mcfe for the quarter ended December 31, 2000. The increase in depletion rates is indirectly attributable to the significant decreases in oil and gas prices that occurred between the two periods being compared. As a result of lower oil and gas prices at December 31, 2001, Castle's economic oil and gas reserves decreased significantly and the resultant cost per mcfe and depletion rate per mcfe increased significantly.

     Although Castle recorded no impairment provision for its domestic oil and gas properties for either of the quarters ended December 31, 2000 or December 31, 2001, it is possible that Castle could be required to record such an impairment provision at March 31, 2002 or thereafter if oil and gas prices decline. Under the full cost method of accounting for oil and gas properties, net capitalized costs, less related deferred taxes, in excess of the present value of net future cash inflows from proved reserves, tax effected and discounted at 10%, are charged to current expense. Since December 31, 2001, oil and gas prices have decreased significantly and as a result the present value of future cash flows has also decreased. It is thus possible that an impairment provision could be required in the future, although none was required at either December 31, 2000 or December 31, 2001.

Fiscal 2001 vs Fiscal 2000
--------------------------

OIL AND GAS SALES

        Oil and gas sales increased $3,185 or 17.7% from fiscal 2000 to fiscal 2001. An analysis of the increase is as follows:

                                               Fiscal Year Ended September 30,     Increase
                                                   2001              2000         (Decrease)
                                                   ----              ----         ----------
Production (Net):
        Barrels of crude oil ..............       262,000           279,000          (17,000)
        Mcf of natural gas ................     3,083,000         3,547,000         (464,000)
        Equivalent net of natural gas .....     4,655,000         5,221,000         (566,000)

Oil and Gas Sales:
        Before hedging ....................   $    21,144       $    19,487      $     1,657
        Effect of hedging .................                          (1,528)           1,528
                                              -----------       -----------      -----------
        Net of hedging ....................   $    21,144       $    17,959      $     3,185
                                              ===========       ===========      ===========
Average Price/MCFE:
   Before hedging .........................   $      4.54       $      3.73      $       .81
   Effect of hedging ......................                           (0.29)            0.29
                                              -----------       -----------      -----------
   Net ....................................   $      4.54       $      3.44      $      1.10
                                              ===========       ===========      ===========

Analysis of Increase:
   Price (5,221,000 mcfe x $.81/mcfe) .....                                      $     4,229
   Volume (566,000 mcfe x $4.54/mcfe) .....                                           (2,570)
   Decrease in hedging losses .............                                            1,528
   Rounding ...............................                                               (2)
                                                                                 -----------
                                                                                 $     3,185
                                                                                 ===========

     For the year ended September 30, 2001, Castle's net production averaged 718 barrels of crude per day and 8,447 mcfe of natural gas per day versus 764 barrels of crude oil per day and 9,718 mcf of natural gas per day for the year ended September 30, 2000.

    The decline in production volumes is primarily attributable to the depletion of Castle's oil and gas reserves and the fact that all but one of the exploratory wells drilled in fiscal 2000 and 2001 by Castle resulted in dry holes rather than production. The decline in production would have been greater by 467,000 mcfe had Castle not acquired twenty-one producing East Texas properties in April 2001.

     At the present time, natural gas spot prices are averaging less than $3.00/mcf - far less than the average price of $4.53/mcf for the year ended September 30, 2001 and the record prices of $9.00/mcf received for some production in January 2001. In addition, current crude prices are slightly below $20.00 per barrel - significantly less than the average price of $27.39 received by Castle for the year ended September 30, 2001. Since Castle has not hedged its production and since most credible experts are not predicting significant increases for oil and gas prices in the short term, Castle expects that its oil and gas revenues will decrease significantly in fiscal 2002 unless Castle successfully drills or acquires new reserves and/or oil and as prices increase significantly. If Castle consummates the intended sale of its domestic oil and gas properties to Delta, oil and gas price or volume increases will affect both operations until closing of the sale and the ultimate purchase price Castle receives. Net cash flow between October 1, 2001, the effective date, and the closing date, would be retained by Castle but would reduce the purchase price paid by Delta.

     Oil and gas production expenses increased $1,205 or 19.5% from fiscal 2000 to fiscal 2001. The increase is primarily attributable to the acquisition of twenty-one (21) producing properties in East Texas in April 2001. For the year ended September 30, 2001 oil and gas production expenses, net of income from well operations, were $1.59 per equivalent mcf sold versus $1.19 per equivalent mcf sold for the year ended September 30, 2000. The increase results primarily from two factors. When oil and gas prices increased substantially in the beginning of fiscal 2001, so did operating costs. Such operating costs, however, did not decrease or decreased less than oil and gas prices when oil and gas prices receded sharply later in the fiscal year. A second factor contributing to the increase is the fact that the average age of Castle's producing properties is increasing - especially given the unsuccessful results of Castle's exploratory drilling programs and the resultant lack of reserves added by new drilling. Mature wells typically carry a higher production expense burden than do newer wells that have not yet been significantly depleted.

                       FINANCIAL STATEMENTS OF CASTLE

     Delta entered into a Purchase and Sale Agreement to purchase all of the United States domestic oil and gas properties of Castle for $20,000,000, payable in cash or a combination of cash and bridge note convertible at $3.00 per share of Delta stock, plus 9,566,000 shares of Delta's Common Stock. The effective date is October 1, 2001 and closing is expected by April 30, 2002 or shortly thereafter.

     The properties to be acquired from Castle consist of interests in approximately 525 producing wells in fourteen (14) states, plus associated undeveloped acreage. Because Delta is acquiring substantially all of Castle's revenue generating assets, the historical financial statements of Castle are presented herein as being those of the acquired properties pursuant to Rule
3.05 of Regulation S-X. Since Delta is acquiring only producing properties and some undeveloped acreage from Castle, no attempt has been made to conform Castle's full cost method of accounting to the successful efforts method used by Delta. These statements should be read in conjunction with the pro forma financial statements and related notes of Delta presented herein.

Index to Castle Financial Statements
------------------------------------

CONSOLIDATED FINANCIAL STATEMENTS:                                  PAGE

    Independent Auditors' Report .................................   64

    Consolidated Statements of Operations for the Years Ended
     September 30, 2001, 2000 and 1999 ...........................   65

    Consolidated Balance Sheets as of September 30, 2001 and
     2000 ........................................................   66

    Consolidated Statement of Cash Flows for the Years Ended
     September 30, 2001, 2000 and 1999 ...........................   67-68

    Consolidated Statements of Stockholders' Equity and Other
     Comprehensive Income for the Years Ended September 30,
     2001, 2000 and 1999 .........................................   69

    Notes to Consolidated Financial Statements ...................   70-119

                         Independent Auditors' Report


The Board of Directors
Castle Energy Corporation:

We have audited the accompanying consolidated balance sheets of Castle Energy Corporation and subsidiaries as of September 30, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity and other comprehensive income, and cash flows for each of the years in the three year period ended September 30, 2001. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United State of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Castle Energy Corporation and subsidiaries as of September 30, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three year period ended September 30, 2001 in conformity with accounting principles generally accepted in the United States of America.


                                    /s/ KPMG LLP
                                    KPMG LLP

Houston, Texas
December 18, 2001

                          CASTLE ENERGY CORPORATION
                    CONSOLIDATED STATEMENTS OF OPERATIONS
               ("$000's" Omitted Except Share and Per Share Amounts)

                                                                 Year Ended September 30,
                                                                 ------------------------
                                                             2001         2000           1999
                                                          ----------    ----------    ----------
Revenues:
  Natural gas marketing and transmission:
    Gas sales                                                                         $   50,067
  Exploration and production:
    Oil and gas sales                                     $   21,144    $   17,959         6,712
                                                          ----------    ----------    ----------
                                                              21,144        17,959        56,779
                                                          ----------    ----------    ----------
Expenses:
  Natural gas marketing and transmission:
    Gas purchases                                                                         31,062
    General and administrative                                                                35
    Transportation                                                                         1,123
    Depreciation and amortization                                                          6,284
                                                                                      ----------
                                                                                          38,504
                                                                                      ----------
  Exploration and production:
    Oil and gas production                                     7,399         6,194         1,910
    General and administrative                                 1,828         2,038         1,038
    Depreciation, depletion and amortization                   3,470         3,209         2,046
    Impairment of foreign unproved properties                  2,765           832
                                                          ----------    ----------   -----------
                                                              15,462        12,273         4,994
                                                          ----------    ----------    ----------
  Corporate general and administrative                         4,169         3,717         4,112
                                                          ----------    ----------    ----------
                                                              19,631        15,990        47,610
                                                          ----------    ----------    ----------
Operating income                                               1,513         1,969         9,169
                                                          ----------    ----------    ----------
Other income (expense):
  Interest income                                                641           784         1,701
  Other income                                                    42            25           352
  Equity in loss of Networked Energy LLC                         (99)
                                                          ----------    ----------    ----------
                                                                 584           809         2,053
                                                          ----------    ----------    ----------
Income before provision for (benefit of) income taxes          2,097         2,778        11,222
                                                          ----------    ----------    ----------
Provision for (benefit of) income taxes:
  State                                                           11           (64)           79
  Federal                                                        370        (2,227)        2,877
                                                          ----------    ----------    ----------
                                                                 381        (2,291)        2,956
                                                          ----------    ----------    ----------
  Net income                                              $    1,716    $    5,069    $    8,266
                                                          ==========    ==========    ==========
  Net income per share:
    Basic                                                 $      .26    $      .73    $     1.01
                                                          ==========    ==========    ==========
    Diluted                                               $      .25    $      .71    $      .99
                                                          ==========    ==========    ==========
Weighted average number of common and potential
  dilutive shares outstanding:
    Basic                                                  6,643,724     6,939,350     8,205,501
                                                          ==========    ==========    ==========
    Diluted                                                6,818,855     7,102,803     8,347,932
                                                          ==========    ==========    ==========

      The accompanying notes are an integral part of these consolidated financial statements.

                           CASTLE ENERGY CORPORATION
                          CONSOLIDATED BALANCE SHEETS
            ("$000's" Omitted Except Share and Per Share Amounts)

                                                                      September 30,
                                                                     2001        2000
                                                                   --------    --------
                           ASSETS
Current assets:
  Cash and cash equivalents                                        $  5,844    $ 11,525
  Restricted cash                                                       370       1,742
  Accounts receivable                                                 2,787       3,758
  Marketable securities                                               6,722      10,985
  Prepaid expenses and other current assets                             277         251

  Estimated realizable value of discontinued net refining assets        612         800
  Deferred income taxes                                               1,879       2,256
                                                                   --------    --------
    Total current assets                                             18,491      31,317

Property, plant and equipment, net:
  Natural gas transmission                                               51          55
  Furniture, fixtures and equipment                                     222         258
  Oil and gas properties, net (full cost method):
    Proved properties                                                39,843      29,218
    Unproved properties not being amortized                             110       1,447
Investment in Networked Energy LLC                                      401         500
Note receivable - Penn Octane Corporation                                           500
                                                                   --------    --------
    Total assets                                                   $ 59,118    $ 63,295
                                                                   ========    ========

                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Dividend payable                                                $     331    $    333
  Accounts payable                                                    3,543       2,433
  Accrued expenses                                                      292         265
  Accrued taxes on appreciation of marketable securities                900       2,628
  Stock subscription payable                                                        150
  Net refining liabilities retained                                   3,016       3,204
                                                                   --------    --------
    Total current liabilities                                         8,082       9,013

Long-term liabilities                                                     9           6
                                                                   --------    --------
    Total liabilities                                                 8,091       9,019
                                                                   --------    --------
Commitments and contingencies
Stockholders' equity:
  Series B participating preferred stock; par value - $1.00;
    10,000,000 shares authorized; no shares issued
  Common stock; par value - $0.50; 25,000,000 shares authorized;
    11,503,904 shares issued at September 30, 2001 and 2000           5,752       5,752
  Additional paid-in capital                                         67,365      67,365
  Accumulated other comprehensive income - unrealized gains
    on marketable securities, net of taxes                            1,600       4,671
  Retained earnings                                                  42,816      42,422
                                                                   --------    --------
                                                                    117,533     120,210
  Treasury stock at cost - 4,871,020 shares at
    September 30, 2001 and 4,791,020 shares at
    September 30, 2000                                              (66,506)    (65,934)
                                                                   --------    --------
    Total stockholders' equity                                       51,027      54,276
                                                                   --------    --------
    Total liabilities and stockholders' equity                     $ 59,118    $ 63,295
                                                                   ========    ========

     The accompanying notes are an integral part of these consolidated financial statements.

                          CASTLE ENERGY CORPORATION
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
              ("$000's" Omitted Except Share and Per Share Amounts)


                                                                Year Ended September 30,
                                                                ------------------------
                                                                2001      2000      1999
                                                              --------  --------  --------

Cash flows from operating activities:
  Net income                                                  $  1,716  $  5,069  $  8,266
                                                              --------  --------  --------
    Adjustments to reconcile net income to cash provided by
      operating activities:
    Depreciation, depletion and amortization                     3,470     3,209     8,330
    Impairment of foreign unproved properties                    2,765       832
    Deferred income taxes (benefit)                                377    (2,256)    2,765
    Unrealized gain on marketable securities                                          (481)
    Impairment of Penn Octane preferred stock                                          423
    Equity in loss of Networked Energy LLC                          99
    Changes in assets and liabilities:
      (Increase) decrease in restricted cash                     1,372      (972)     (157)
      Decrease in accounts receivable                              971     1,414     3,209
      Decrease in prepaid transportation                                             1,123
      (Increase) decrease in prepaid expenses and other
        current assets                                             (26)      343      (301)
      Decrease in other assets                                                29
      Decrease in prepaid gas purchases                                                852
      Increase (decrease) in accounts payable                    1,110      (436)   (5,740)
      Increase (decrease) in accrued expenses                       27      (537)     (861)
      Increase in other long-term liabilities                        3         6
                                                              --------  --------  --------
        Total adjustments                                       10,168     1,632     9,162
                                                              --------  --------  --------
          Net cash flow provided by operating activities        11,884     6,701    17,428
                                                              --------  --------  --------
Cash flows from investment activities:
  Investment in note receivable - Penn Octane Corporation                   (500)
  Investment in marketable securities                              (34)               (269)
  Proceeds from sale of oil and gas assets                          48     1,427
  Realization from (liquidation of) discontinued net
    refining assets                                                                    900
  Acquisition of AmBrit oil and gas properties                                     (20,170)
  Investment in other oil and gas properties                   (15,449)  (11,226)   (3,794)
  Investment in Networked Energy LLC                              (150)     (350)
  Purchase of furniture, fixtures and equipment                    (82)     (173)      (98)
  Other                                                                      (35)
                                                              --------  --------  --------
        Net cash used in investing activities                  (15,667)  (10,857)  (23,431)
                                                              --------  --------  --------




                                 (continued on next page)


      The accompanying notes are an integral part of these consolidated financial statements.

                           CASTLE ENERGY CORPORATION
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                            ("$000's" Omitted)
                         (continued from previous page)




                                                                Year Ended September 30,
                                                                ------------------------
                                                                2001      2000      1999
                                                              --------  --------  --------

  Net income                                                  $  1,716  $  5,069  $  8,266
Cash flows from financing activities:
  Acquisition of treasury stock                                   (572)   (5,208)   (6,919)
  Dividends paid to stockholders                                (1,326)   (1,363)   (1,681)
  Proceeds from exercise of stock options                                              255
                                                              --------  --------  --------
      Net cash (used in) financing activities                   (1,898)   (6,571)   (8,345)
                                                              --------  --------  --------
Net (decrease) in cash and cash equivalents                     (5,681)  (10,727)  (14,348)
Cash and cash equivalents - beginning of period                 11,525    22,252    36,600
                                                              --------  --------  --------
Cash and cash equivalents - end of period                     $  5,844  $ 11,525  $ 22,252
                                                              ========  ========  ========

Supplemental disclosures of cash flow information
 are as follows:
Cash paid during the period:
  Income taxes                                                $     11  $    188  $    108
                                                              ========  ========  ========
  Accrued dividends                                           $    331  $     333 $    368
                                                              ========  ========  ========
  Conversion of Penn Octane Corporation note
    and accrued interest receivable
    to marketable securities                                  $    521            $  1,000
                                                              ========  ========  ========
  Unrealized gain (loss) on investment in
    available-for-sale marketable
    securities                                               ($  3,071) $  2,275  $  2,396
                                                              ========  ========  ========

  Exchange of oil/gas properties for Delta
    Petroleum Company common
    stock                                                               $  1,937
                                                                        ========




       The accompanying notes are an integral part of these consolidated financial statements.

                         CASTLE ENERGY CORPORATION
              CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                      AND OTHER COMPREHENSIVE INCOME
                 ("$000's" Omitted Except Per Share Amounts)




                                                    Year Ended September 30, 2001, 2000 and 1999
                            ---------------------------------------------------------------------------------------------
                                                                    Accumulated
                                                  Addi-             Other
                                Common Stock      tional   Compre-  Compre-                    Treasury Stock
                              ------------------  Paid-In  hensive  hensive       Retained   -------------------
                              Shares      Amount  Capital  Income   Income (Loss) Earnings   Shares     Amount     Total
                            ----------   -------  -------  -------  ------------- --------  ---------  ---------  -------
Balance-September 30, 1998   6,803,646   $3,402   $67,122                         $34,836   3,862,917  ($53,807)  $51,553
Stock acquired                                                                                419,300    (6,919)   (6,919)
Options exercised               25,000       12       243                                                             255
Dividends declared
  ($.25 per share)                                                                 (2,048)                         (2,048)
Comprehensive income
  Net income                                               $ 8,266                  8,266                           8,266
  Other comprehensive income
    Unrealized gain (loss) on
      marketable securities,
      net of tax                                             2,396    $2,396                                        2,396
                                                           -------
                                                           $10,662
                                                           =======
Balance-September 30, 1999   6,828,646    3,414    67,365              2,396       41,054   4,282,217   (60,726)   53,503
Stock split ratio
  retroactively applied      4,675,258    2,338                                    (2,338)
                            ----------   ------                                   -------
Balance-September 30, 1999
  -restated                 11,503,904    5,752    67,365              2,396       38,716   4,282,217   (60,726)   53,503
Stock acquired                                                                                508,803    (5,208)   (5,208)
Dividends declared
  ($.20 per share)                                                                 (1,363)                         (1,363)
Comprehensive income
  Net income                                               $ 5,069                  5,069                           5,069
  Other comprehensive income:
    Unrealized gain on
    marketable securities,
    net of tax                                               2,275     2,275                                        2,275
                                                           =======    ------
                                                           $ 7,344
                            ----------   ------   -------  -------    ------      -------   ---------   -------   -------
Balance-September 30, 2000  11,503,904    5,752    67,365              4,671       42,422   4,791,020   (65,934)   54,276
Stock acquired                                                                                 80,000      (572)     (572)
Dividends declared
  ($.20 per share)                                                                 (1,322)                         (1,322)
Comprehensive income
  Net income                                                $1,716                  1,716                           1,716
  Other comprehensive income
    (loss): Unrealized gain
    (loss) on marketable
    securities, net of tax                                  (3,071)   (3,071)                                      (3,071)
                                                            ======
                                                           ($1,355)
                            ----------   ------   -------  =======    ------      -------   ---------   -------   -------
Balance-September 30, 2001  11,503,904   $5,752   $67,365             $1,600      $42,816   4,871,020  ($66,506)  $51,027
                            ==========   ======   =======             ======      =======   =========   =======   =======







       The accompanying notes are an integral part of these consolidated financial statements.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



NOTE 1 - BUSINESS AND ORGANIZATION

     Business

     Castle Energy Corporation (the "Company") is a public company incorporated in Delaware. Mr. Joseph L. Castle II, Chairman of the Board and Chief Executive Officer, and his wife own approximately twenty-three percent (23%) of the Company's outstanding common stock at September 30, 2001.

     The Company's only line of business at September 30, 2001 and at present is oil and gas exploration and production. The Company's operations are conducted in the United States and in Romania. Prior to September 30, 1995, several of the Company's subsidiaries and former subsidiaries were involved in the refining business. These subsidiaries discontinued refining operations effective September 30, 1995; however, several contingencies related to closure of these refining assets are still outstanding. From December 1992 to May 31, 1999, several of the Company's subsidiaries were involved in the natural gas marketing business and from December 1992 to May 1997, another subsidiary was involved in the gas transmission business. In May 1997, the Company sold its gas transmission pipeline. All of the related long-term gas sales and gas purchase contracts applicable to the Company's natural gas marketing business expired by their terms on May 31, 1999.

     On December 11, 2001, the Company entered into a letter of intent to sell all of its domestic oil and gas properties to another public oil and gas exploration company. See Note 21.

     References to the Company mean Castle Energy Corporation, the parent, and/or one or more of its subsidiaries. Such references are used for convenience and are not intended to describe legal relationships.

     Oil and Gas Exploration and Production

     In June 1999, the Company acquired all of the oil and gas assets of AmBrit Energy Corp. ("AmBrit"). The AmBrit oil and gas assets included interests in approximately 180 wells located in eight states. The proved oil and gas reserves associated with the AmBrit acquisition were estimated to be approximately 12.5 billion cubic feet of natural gas and 2,000,000 barrels of crude oil or approximately one hundred and fifty percent (150%) of the Company's proved reserves before such acquisition. See Note 4.

     During fiscal 2000, the Company participated in the drilling of nine exploratory wells in south Texas pursuant to two drilling ventures with other exploration and production companies. Eight of the wells drilled resulted in dry holes while the ninth well was completed as a producing well. During fiscal 2000 and 2001, the Company participated in the drilling of five wildcat wells in Romania. Four of the wells drilled resulted in dry holes. The fifth well produced some volumes of natural gas when tested. The Company considered participating in a four well drilling program offsetting the fifth well but

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



has currently decided not to do so because of the current low prices obtainable for production and the potential costs of constructing a pipeline to transport production to potential purchasers. The Company has also agreed to participate in the drilling of a sixth well in the Black Sea in the spring or early summer of 2002. In December 1999, the Company acquired majority interests in twenty-six (26) offshore Louisiana wells. The Company then sold these wells to Delta Petroleum Company ("Delta"), a public company involved in oil and gas exploration and development, in September 2000.

     In April 2001, the Company consummated the purchase of twenty-one (21) operated producing East Texas oil and gas properties from a private company.

     See Note 4.

     Natural Gas Marketing

     In December 1992, the Company acquired a long-term natural gas sales contract with Lone Star Gas Company ("Lone Star Contract"). The Company also entered into a gas sales contract and one gas purchase contract with MG Natural Gas Corp. ("MGNG"), a subsidiary of MG Corp. ("MG"), which, in turn, is a United States subsidiary of Metallgesellschaft A.G. ("MGAG"), a German conglomerate. In May 1997, the Company sold its Rusk County, Texas natural gas pipeline to a subsidiary of UPRC and thus exited the gas transmission business while still conducting gas marketing operations. Effective May 31, 1999, the aforementioned gas sales and gas purchases contracts expired by their own terms and were not replaced by other third party gas marketing business.

     Refining

     IRLP

     The Company indirectly entered the refining business in 1989 when one of its subsidiaries acquired the operating assets of an idle refinery located in
Lawrenceville, Illinois (the "Indian Refinery").   The Indian Refinery was
subsequently operated by one of the Company's subsidiaries, Indian Refining I Limited Partnership ("IRLP"), until September 30, 1995 when it was shut down. On December 12, 1995, IRLP sold the Indian Refinery assets to American Western Refining, L.P. ("American Western"). American Western subsequently filed for bankruptcy and sold the Indian Refinery to an outside party which has substantially dismantled it. American Western subsequently filed a Plan of Liquidation which it expects to be confirmed by the governing bankruptcy court in January 2002. If the Plan is confirmed, IRLP expects to receive $612 which it would then distribute to its vendors.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)


     Powerine

     In October 1993, a former subsidiary of the Company purchased Powerine Oil Company ("Powerine"), the owner of a refinery located in Santa Fe Springs, California (the "Powerine Refinery"), from MG. On September 29, 1995, Powerine sold substantially all of its refining plant to Kenyen Projects Limited ("Kenyen"). On January 16, 1996, Powerine merged into a subsidiary of Energy Merchant Corp. ("EMC"), an unaffiliated entity, and EMC acquired the refinery from Kenyen. EMC subsequently sold the refinery to an outside party which, we are informed, continues to seek financing to restart it.

     As a result of the transactions with American Western, Kenyen and EMC,
the Company's refining subsidiaries    disposed of their interests in the
refining business. The results of refining operations were shown as discontinued operations in the Consolidated Statement of Operations for the year ended September 30, 1995 and retroactively. Discontinued refining operations have not impacted operations since fiscal 1995. Amounts on the balance sheet reflect the remaining assets and liabilities that are pending final resolution of related contingencies.

     Investment In Networked Energy LLC

     In August 2000, the Company purchased thirty-five percent (35%) of the membership interests of Networked Energy LLC ("Network") for $500. Network is a private company engaged in the operation of energy facilities that supply power, heating and cooling services directly to retail customers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     General

     The significant accounting policies discussed are limited to those applicable to the business segments in which the Company operated during the fiscal years ended September 30, 2001, 2000 and 1999 - natural gas marketing and transmission and exploration and production. References should be made to previous Forms 10-K for summaries of accounting principles applicable to the discontinued refining segment.

     Principles of Consolidation

     The consolidated financial statements presented include the accounts of the Company and all of its subsidiaries. All intercompany transactions have been eliminated in consolidation.

     Revenue Recognition

     Natural Gas Marketing

     Revenues were recorded when deliveries were made. Essentially all of the Company's deliveries were made under two long-term gas sales contracts, the Lone Star Contract and a gas sales contract with MGNG. These contracts expired May 31, 1999.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     Exploration and Production

     Oil and gas revenues are recorded under the sales method when oil and gas production volumes are delivered to the purchaser. Reimbursement of costs from well operations is netted against the related oil and gas production expenses.

     Cash and Cash Equivalents

     The Company considers all highly liquid investments, such as time deposits and money market instruments, purchased with a maturity of three months or less, to be cash equivalents.

     Natural Gas Transmission

     Natural gas transmission assets included gathering systems and pipelines and were depreciated on a straight-line basis over fifteen years, their estimated useful life.

     Marketable Securities

     The Company currently classifies its investment securities as available-for-sale securities. Pursuant to Statement of Financial Accounting Standards No. 115 ("SFAS 115"), such securities are measured at fair market value in the financial statements with unrealized gains or losses recorded in other comprehensive income until the securities are sold or otherwise disposed of. At such time gain or loss is included in earnings. Prior to July 1, 1999, the Company classified its investment securities as trading securities and included the difference between cost and fair market value in earnings.

     Prepaid Gas Purchases

     Prepaid gas purchases represented payments made by one of the Company's subsidiaries for gas that the subsidiary was required to take but did not.
All prepaid gas purchases related to gas purchases from MGNG. Under the terms of the related gas purchase contracts, the subsidiary was entitled to and did make up the prepaid gas, i.e., to take it and not pay for it, once it had taken the required minimum contract volume for the contract year. Prepaid gas purchase costs were expensed as the subsidiary took delivery of the prepaid gas.

     Furniture, Fixtures and Equipment

     Furniture, fixtures and equipment are depreciated on a straight-line basis over the estimated useful lives of the assets. Furniture, fixtures and equipment are depreciated on a straight-line basis over periods of three to ten years and rolling stock is depreciated on a straight-line basis over four to five years.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     Oil and Gas Properties

     The Company follows the full-cost method of accounting for oil and gas properties and equipment costs. Under this method of accounting, all productive and nonproductive costs incurred in the acquisition, exploration and development of oil and gas reserves are capitalized. Capitalized costs are amortized on a composite unit-of-production method by country using estimates of proved reserves. Capitalized costs which relate to unevaluated oil and gas properties are not amortized until proved reserves are associated with such costs or impairment of the related property occurs. Management and drilling fees earned in connection with the transfer of oil and gas properties to a joint venture and proceeds from the sale of oil and gas properties are recorded as reductions in capitalized costs unless such sales are material and involve a significant change in the relationship between the cost and the value of the remaining proved reserves, in which case a gain or loss is recognized. Expenditures for repairs and maintenance of wellhead equipment are expensed as incurred. Net capitalized costs, less related deferred income taxes, in excess of the present value of net future cash inflows (oil and gas sales less production expenses) from proved reserves, tax-effected and discounted at 10%, and the cost of properties not being amortized, if any, are charged to current expense. Amortization and excess capitalized costs, if any, are computed separately for the Company's investment in Romania.

     Environmental Costs

     The Company is subject to extensive federal, state and local environmental laws and regulations. These laws, which are constantly changing, regulate the discharge of materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of petroleum or chemical substances at various sites. Environmental expenditures are expensed or capitalized depending on their future expected economic benefit to the Company. Expenditures that relate to an existing condition caused by past operations and that have no future economic benefits are expensed. Liabilities for expenditures are recorded when environmental assessment and/or remediation is probable and the costs can be reasonably estimated. Environmental liabilities are accrued on an undiscounted basis unless the aggregate amount of the obligation and the amount and timing of the cash payments are fixed and reliably determined for that site.

     Impairment of Long-Term Assets

     The Company reviewed its long-term assets other than oil and gas properties for impairment whenever events or changes in circumstances indicated that the carrying amount of an asset may not be recoverable. If the sum of the expected future cash flows expected to result from the use of the asset and its eventual disposition were less than the carrying amount of the asset, an impairment loss would have been recognized. Measurement of an impairment loss would be based on the fair market value of the asset. Impairment for oil and gas properties is computed in the manner described
above under "Oil and Gas Properties."    The Company currently has no
significant long-term assets except for its oil and gas properties, for which impairment is recorded pursuant to full cost accounting as described above.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     Hedging Activities

        Natural Gas Marketing

        The Company used hedging strategies to hedge its future natural gas purchase requirements for its gas sales contracts with Lone Star and MGNG (see
Note 1). The Company hedged future commitments using natural gas swaps, which were accounted for on a settlement basis. Gains and losses from hedging activities were included in the item being hedged, the cost of gas purchased for the Lone Star Contract or for the contract with MGNG. In order to qualify as a hedge, the change in fair market value of the hedging instrument had to be highly correlated with the corresponding change in the hedged item.

        Exploration and Production

        The Company used hedging strategies to hedge a significant portion of its crude oil and natural gas production through July 31, 2000. The Company used futures contracts to hedge such production. Gains and losses from hedging activities were deferred and debited or credited to the item being hedged, oil and gas sales, when they occurred. In order to qualify as a hedge the change in fair market value of the hedging instrument was highly correlated with the corresponding change in the hedged item. When the hedging instrument ceased to qualify as a hedge, changes in fair value were charged against or credited to earnings.

     Gas Contracts

     The purchase price allocated to the Lone Star Contract was capitalized and amortized over the term of the related contract, 6.5 years.

     Gas Balancing

     Gas balancing activities have been immaterial during the periods reported.

     Investment In Networked

     The Company's investment in Network (the Company owns 35% of Network) is recorded on the equity method. Under this method, the Company records its share of Network's income or loss with an offsetting entry to the carrying value of the Company's investment. Cash distributions, if any, are recorded as reductions in the carrying value of the Company's investment.

     The Company's investment in Network exceeded the fair value of the Company's share of Network's assets by $350. Such excess (goodwill) is being amortized on a straight-line method over forty (40) years.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     Comprehensive Income

     Comprehensive income includes net income and all changes in an enterprise's other comprehensive income including, among other things, unrealized gains and losses on certain investments in debt and equity securities.

     Stock Based Compensation

     SFAS 123, "Accounting for Stock-Based Compensation," allows an entity to continue to measure compensation costs in accordance with Accounting Principle Board Opinion No. 25 ("APB 25"). The Company has elected to continue to measure compensation cost in accordance with APB 25 and to comply with the required disclosure-only provisions of SFAS 123.

     Income Taxes

     The Company follows Statement of Financial Accounting Standards No. 109
("SFAS 109"), "Accounting for Income Taxes."    SFAS 109 is an accounting
approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements and tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than anticipated enactments of changes in the tax law or tax rates. SFAS 109 also requires that deferred tax assets, if any, be reduced by a valuation allowance based upon whether realization of such deferred tax asset is or is not more likely than not. (See Note 17)

     Earnings Per Share

     Basic earnings per common share are based upon the weighted average number of common shares outstanding. Diluted earnings per common share are based upon maximum possible dilution calculated using average stock prices during the year.

     Reclassifications

     Certain reclassifications have been made to make the periods presented comparable.

     Use of Estimates

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     New Accounting Pronouncements

     Statement of Financial Accounting Standards No. 133, as amended, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), was issued by the Financial Accounting Standards Board in June 1998. Subsequently, SFAS No. 138 "Accounting for Certain Derivative Instruments" ("SFAS No. 138"), an amendment of SFAS No. 133, was issued. SFAS 133 and SFAS 138 standardize the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. Under the standard, entities are required to carry all derivative instruments in the statement of financial position at fair value. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether such instrument has been designated and qualifies as part of a hedging relationship and, if so, depends on the reason for holding it. If certain conditions are met, entities may elect to designate a derivative instrument as a hedge of exposures to changes in fair values, cash flows, or foreign currencies. If the hedged exposure is a fair value exposure, the gain or loss on the derivative instrument is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item attributable to the risk being hedged. If the hedged exposure is a cash flow exposure, the effective portion of the gain or loss on the derivative instrument is reported initially as a component of other comprehensive income (not included in earnings) and subsequently reclassified into earnings when the forecasted transaction affects earnings. Any amounts excluded from the assessment of hedge effectiveness, as well as the ineffective portion of the gain or loss, is reported in earnings immediately. Accounting for foreign currency hedges is similar to the accounting for fair value and cash flow hedges. If the derivative instrument is not designated as a hedge, the gain or loss is recognized in earnings in the period of change. The Company adopted SFAS No. 133 and SFAS No. 138 effective October 1, 2000. The Company ceased hedging its oil and gas production in July 2000. At September 30, 2001 and 2000, the Company had no freestanding derivative instruments in place and had no embedded derivative instruments. As a result, the Company's adoption of SFAS No. 133 and SFAS No. 138 had no impact on its results of operations or financial condition.

     Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS No. 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142") were issued in July 2001. SFAS No. 141 requires that all business combinations entered into subsequent to June 30, 2001 be accounted for under the purchase method of accounting and that certain acquired intangible assets in a business combination be recognized and reported as assets apart from goodwill. SFAS No. 142 requires that amortization of goodwill be replaced with periodic tests of the goodwill's impairment at least annually in accordance with the provisions of SFAS No. 142 and that intangible assets other than goodwill be amortized over their useful lives. The Company adopted SFAS No. 141 in July 2001 and will adopt SFAS No. 142 in the first quarter of fiscal 2003. The Company does not believe that its future adoption of SFAS No. 142 will have a material effect on its results of operations.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     In June 2001, the FASB issued Statement No. 143, "Accounting for Asset Retirement Obligations" ("SFAS No. 143"), which provides accounting requirements for retirement obligations associated with tangible long-lived assets, including: 1) the timing of liability recognition; 2) initial measurement of the liability; 3) allocation of asset retirement cost to expense; 4) subsequent measurement of the liability; and 5) financial statement disclosures. SFAS No. 143 requires that asset retirement cost be capitalized as part of the cost of the related long-lived asset and subsequently allocated to expense using a systematic and rational method. Any transition adjustment resulting from the adoption of SFAS No. 143 would be reported as a cumulative effect of a change in accounting principle. The Company will adopt the statement effective October 1, 2002. At this time, the Company cannot reasonably estimate the effect of the adoption of this statement on either its financial position or results of operations.

     In August 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), which will be effective for financial statements issued for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years. SFAS No. 144 requires that long-lived assets to be disposed of by sale be measured at the lower of the carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS No. 144 broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. After its effective date, SFAS No. 144 will be applied to those transactions where appropriate. The Company will adopt SFAS No 144 effective October 1, 2002. At this time the Company is unable to determine what the future impact of adopting this statement will have on its financial position or results of operations.

NOTE 3 - DISCONTINUED REFINING OPERATIONS

     Effective September 30, 1995, the Company's refining subsidiaries discontinued their refining operations.

     An analysis of the assets and liabilities related to the refining segment for the period October 1, 1998 to September 30, 2001 is as follows:

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)


                                                         Estimated
                                                      Realizable Value
                                                      of Discontinued          Net Refining
                                                     Net Refining Assets   Liabilities Retained
                                                     -------------------   --------------------
Balance - October 1, 1998                                       $ 3,623                $ 5,129
Reduction in estimated MG SWAP litigation recovery                 (129)                  (129)
Collection of MG SWAP litigation proceeds                          (575)                  (575)
Additional recovery in connection with
    the Powerine Arbitration                                                               900
Reduction in estimated recoverable value of note
    receivable from American Western                             (2,119)
Adjustment of vendor liabilities                                                         (2,119)
Other                                                                                        (1)
                                                                -------                --------
Balance - September 30, 1999                                        800                   3,205
Cash transactions                                                                          (153)

Adjustment of vendor liabilities                                                            152
                                                                -------                --------
Balance - September 30, 2000                                        800                   3,204
Cash transactions                                                                           (80)
Adjustment of vendor liabilities                                                             80
Adjustments resulting from American Western's Plan of
    Liquidation                                                    (188)                   (188)
                                                                -------                 --------
Balance - September 30, 2001                                    $   612                 $ 3,016


     As of September 30, 2001, the estimated realizable value of discontinued net refining assets consists of $612 of estimated recoverable proceeds from the American Western note. The estimated value of net refining liabilities retained consisted of net vendor liabilities of $1,281 and accrued costs related to discontinued refining operations of $2,155, offset by cash of $420.

     "Estimated realizable value of discontinued net refining assets" is based on the transactions consummated by the Company with American Western and transactions consummated by American Western and IRLP subsequently with others and includes management's best estimates of the amounts expected to be realized upon the complete disposal of the refining segment. "Net refining liabilities retained" includes management's best estimates of amounts expected to be paid and amounts expected to be realized on the settlement of this net liability. The amounts the Company ultimately realizes or pays could differ materially from such amounts.

     See Notes 12 and 13.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



NOTE 4 - ACQUISITIONS AND DISPOSITIONS

     On June 1, 1999, the Company consummated the purchase of all of the oil and gas properties of AmBrit. The oil and gas properties purchased include interests in approximately 180 oil and gas wells in Alabama, Louisiana, Mississippi, Montana, New Mexico, Oklahoma, Texas and Wyoming, as well as undrilled acreage in several of these states. The effective date of the sale for purposes of determining the purchase price was January 1, 1999. The adjusted purchase price after accounting for all transactions between the effective date, January 1, 1999, and the closing date was $20,170. The entire adjusted purchase price was allocated to "Oil and Gas Properties - Proved Properties". Based upon reserve reports initially prepared by the Company's petroleum reservoir engineers, the proved reserves (unaudited) associated with the AmBrit oil and gas assets approximated 2,000,000 barrels of crude oil and 12,500,000 mcf (thousand cubic feet) of natural gas, which, together, approximated 150% of the Company's oil and gas reserves before the acquisition. In addition, the production acquired initially increased the Company's consolidated production by approximately 425%.

     The results of operations on a pro-forma basis as though the oil and gas properties of AmBrit had been acquired as of the beginning of the periods indicated are as follows:

                                   Year Ended September 30, 1999
                                   -----------------------------
                                            (Unaudited)

     Revenues                                            $62,719
     Net income                                          $ 7,958
     Net income per share                                $   .95

     Shares outstanding (diluted)                      8,347,932


     These proforma results are presented for comparative purposes only and are not necessarily indicative of the results which would have been obtained had the acquisition been consummated as presented.

     Operations related to the AmBrit oil and gas properties have been included in the Company's Consolidated Statements of Operations since June 1, 1999, the closing date of the AmBrit acquisition.

     Investment in Drilling Joint Ventures

     In fiscal 1999, the Company entered into two drilling ventures to participate in the drilling of up to sixteen exploratory wells in south Texas.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



During fiscal 2000, the Company participated in the drilling of nine exploratory wells pursuant to the related joint venture operating agreements. Eight wells drilled resulted in dry holes and one well was completed as a producer. The Company has no further drilling obligations under these joint ventures and has terminated participation in each drilling venture. The total cost incurred to participate in the drilling of the exploratory wells was $6,003.

     Offshore Louisiana Property Acquisition

     In December 1999, a subsidiary of the Company purchased majority interests in twenty-six offshore Louisiana wells from Whiting Petroleum Company ("Whiting"), a public company engaged in oil and gas exploration and development. The adjusted purchase price was $890.

     In September 2000, the subsidiary of the Company sold its interests in the offshore Louisiana wells to Delta. The effective date of the sale was July 1, 2000. The adjusted purchase price of $3,059 consisted of $1,122 cash plus 382,289 shares of Delta's common stock valued at the market price or $1,937 (see Note 8).

     Investment in Romanian Concessions

     In April 1999, the Company purchased an option to acquire a fifty percent (50%) interest in three oil and gas concessions granted to a subsidiary of Costilla Energy Corporation ("Costilla"), a public oil and gas exploration and production company, by the Romanian government. The Company paid Costilla $65 for the option. In May 1999, the Company exercised the option. As of September 30, 2001, the Company had participated in the drilling of five onshore wildcat wells. Four of those wells resulted in dry holes. Although the fifth well produced some volumes of natural gas when tested, the Company has not been able to obtain a sufficiently high gas price to justify future production and has elected at the present not to undertake an offset drilling program where the fifth well was drilled. As a result, the Company recorded impairment provisions of $2,765 and $832 for the years ended September 30, 2001 and 2000, respectively, for costs incurred for the five onshore wells. The Company has agreed to participate in the drilling of a sixth well, offshore, in the Black Sea in the spring or early summer of 2002.

     See Note 10.

     Other Exploration and Production Investments

     In November and December 1999, the Company acquired additional outside interests in several Alabama and Pennsylvania wells, which it operates, for $2,580.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     East Texas Property Acquisition

     On April 30, 2001, the Company consummated the purchase of several East Texas oil and gas properties from a private company. The effective date of the purchase was April 1, 2001. These properties included majority interests in twenty-one (21) operated producing oil and gas wells and interests in approximately 6,500 gross acres in three counties in East Texas. The Company estimates the proved reserves acquired were approximately 12.5 billion cubic feet of natural gas and 191,000 barrels of crude oil. The consideration paid, net of purchase price adjustments, was $10,040. The Company used its own internally generated funds to make the purchase.

NOTE 5 - RESTRICTED CASH

      Restricted cash consists of the following:

                                                                         September 30,
                                                                         -------------
                                                                        2001       2000
                                                                        ----      ------

     Funds supporting letters of credit for offshore Louisiana wells              $1,519
     Drilling deposits in escrow - Romania                              $   7          4
     Funds supporting letters of credit issued for operating bonds        209        219
     Funds escrowed for litigation settlement                             154
                                                                        -----
                                                                        $ 370     $1,742
                                                                        =====     ======

     The drilling deposits in escrow in Romania are to be used only to conduct exploratory drilling activities in Romania and cannot be withdrawn or used for other purposes by the Company.

     The funds escrowed for litigation settlement pertain to Larry Long Litigation (see Note 13).

NOTE 6 - ACCOUNTS RECEIVABLE

     Based upon past customer experiences, the limited number of customer accounts receivable relationships, and the fact that the Company's subsidiaries can generally offset unpaid accounts receivable against an outside owner's share of oil and gas revenues, management believes substantially all receivables are collectible. All of the Company's accounts receivable at September 30, 2001 and 2000 consisted of exploration and production trade receivables.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



NOTE 7 - NOTE RECEIVABLE - PENN OCTANE

     In January 2000, the Company invested $500 in a note due from Penn Octane Corporation ("Penn Octane"), a public company involved in the sale of liquid propane gas into Mexico. The note was originally due on December 15, 2000 and bore interest at 9%, payable quarterly.

     In December 2000, the Company agreed to extend the note until June 15, 2002. In return, Penn Octane increased the interest rate on the note to 13.5% and issued to the Company warrants to acquire an additional 62,500 shares of Penn Octane common stock at $3.00 per share. Subsequently, the interest rate was increased to 16.5% and the exercise price on the 62,500 options issued was reduced to $2.50 per share.

     Effective September 14, 2001, the Company exercised options to acquire 275,933 shares of common stock of Penn Octane by exchanging its $500 note plus $21 of accrued interest for the shares.

NOTE 8 - MARKETABLE SECURITIES

     The Company's investment in marketable securities consists of common shares of Penn Octane, Delta and Chevron/Texaco.

     At September 30, 1998, the Company accounted for its investment as trading securities. In March 1999, the Company began to account for its investment as available-for-sale securities. The Company's investments in Penn Octane, Delta and Chevron/Texaco common stock and options to buy Penn Octane stock were as follows:

                              Common Stock
                              ------------
                              Penn Octane    Delta   Chevron/Texaco    Total
                              -----------    -----   --------------    -----

September 30, 2001:
    Cost                           $2,271    $1,937             $14   $ 4,222
    Unrealized gain (loss)          3,308      (808)                    2,500
    Book value (market value)      $5,579    $1,129             $14   $ 6,722
September 30, 2000:
    Cost                           $1,750    $1,937                   $ 3,687
    Unrealized gain                 7,298                               7,298
    Book value (market value)      $9,048    $1,937                   $10,985


     The fair market values of Penn Octane, Delta and Chevron/Texaco shares
were based on one hundred percent (100%) of the closing price    on September
28, 2001, the last trading day in the Company's fiscal year ending September 30, 2001.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     At September 30, 2001 and 2000, the fair market values of the Penn Octane shares include $164 and $1,641, respectively, related to options to acquire Penn Octane common stock held by the Company. The value of such options was computed using the Black-Scholes method (see Note #16).

     The Company owned 1,343,600 shares of Penn Octane, 382,289 shares of
Delta and 177 shares of Chevron/Texaco at September 30, 2001.   Of these
501,000 shares of Penn Octane and all 177 shares of Chevron/Texaco were registered. The remaining shares are either in the process of being registered or the Company has registration rights with respect to such shares. At September 30, 2001, the Company also owned options to purchase 74,067 common shares of Penn Octane common stock at $2.50 per share.

     At September 30, 2000, the Company owned 1,067,667 shares of Penn Octane and 382,289 shares of Delta, as well as options to purchase 454,167 common shares of Penn Octane at exercise prices of $1.75 to $6.00 per share.

NOTE 9 - FURNITURE, FIXTURES AND EQUIPMENT

     Furniture, fixtures and equipment are as follows:

                                       September 30,
                                      -----------------
                                       2001       2000
                                       ----       ----

    Cost:
        Furniture and fixtures        $ 693       $ 660
        Automobile and trucks           269         222
                                      -----       -----
                                        962         882

    Accumulated depreciation           (740)       (624)
                                      -----       -----
                                      $ 222       $ 258
                                      =====       =====

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



NOTE 10 - OIL AND GAS PROPERTIES (Unaudited)

        Oil and gas properties consist of the following:

                                                                     September 30, 2001
                                                                     ------------------
                                                                 United
                                                                 States    Romania    Total
                                                                 ------    -------    -------
    Proved properties                                            $56,100              $56,100
    Less: Accumulated depreciation, depletion and amortization   (16,257)             (16,257)
                                                                 -------              -------
    Proved properties                                             39,843               39,843
    Unproved properties not being amortized                                $ 3,707      3,707
    Impairment of unproved properties                            -------    (3,597)    (3,597)
                                                                           -------    -------
                                                                 $39,843   $   110    $39,953
                                                                 =======   ======     =======

                                                                     September 30, 2000
                                                                     ------------------
                                                                 United
                                                                 States    Romania    Total
                                                                 ------    -------    -------
    Proved properties                                            $42,127              $42,127
    Less: Accumulated depreciation, depletion and amortization   (12,909)             (12,909)
                                                                 -------              -------
    Proved properties                                             29,218               29,218
    Unproved properties not being amortized                                $2,279       2,279
    Impairment of unproved properties                                        (832)       (832)
                                                                 -------   ------     -------
                                                                 $29,218   $1,447     $30,665
                                                                 =======   ======     =======

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)

    Capital costs incurred by the Company in oil and gas activities are as follows:


                                                 Year Ended September 30,
                                                 ------------------------
                                           2001                              2000
                                           ----                              ----
                               United                             United
                               States     Romania     Total       States    Romania     Total
                               ------     -------     -----       ------    -------     -----

   Acquisition of properties:
      Proved properties        $10,002                $10,002     $ 3,642              $ 3,642
      Unproved properties          346                    346         678   $   999      1,677
   Exploration                   1,560    $1,428        2,988       2,966       346      3,312
   Development                   2,113                  2,113       2,595                2,595
                               -------    ------      -------     -------   -------    -------
                               $14,021    $1,428      $15,449     $ 9,881   $ 1,345    $11,226
                               =======    ======      =======     =======   =======    =======




                                                                     September 30, 1999
                                                                     ------------------
                                                                 United
                                                                 States    Romania    Total
                                                                 ------    -------    -------
Acquisition of properties
   Proved properties                                             $21,029            $21,029
   Unproved properties                                               928  $  934      1,862
Exploration                                                        1,073              1,073
                                                                 -------   ------   -------
                                                                 $23,030   $  934   $23,964
                                                                 =======   ======   =======

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)

     Results of operations, excluding corporate overhead and interest expense, from the Company's oil and gas producing activities are as follows:

                                                                         Year Ended September 30,

                                                                         ------------------------
                                                                          2001     2000     1999
                                                                          ----     ----     ----
   Revenues:
     Crude oil, condensate, natural gas liquids and natural gas sales    $21,144  $17,959  $6,712
                                                                         -------  -------  ------
   Costs and expenses:
     Production costs                                                    $ 7,399  $ 6,194   1,910
     Depreciation, depletion and amortization                              3,348    2,990   1,937
     Impairment of foreign unproved properties                             2,765      832
                                                                         -------  -------  ------
            Total costs and expenses                                      13,512   10,016   3,847
                                                                         -------  -------  ------
   Income tax provision (benefit)                                          1,387   (6,553)    753
                                                                         -------  -------  ------
   Income from oil and gas producing activities                          $ 6,245  $16,569  $2,112
                                                                         =======  =======  ======

     The income tax provision is computed at the effective tax rate for the related fiscal year.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)


     Assuming conversion of oil and gas production into common equivalent units of measure on the basis of energy content, depletion rates per equivalent MCF (thousand cubic feet) of natural gas were as follows:

                                                     Year Ended September 30,
                                                     ------------------------
                                                        2001   2000   1999
                                                        ----   ----   ----

    Depletion rate per equivalent MCF of natural gas    $0.72  $0.57  $0.71
                                                        =====  =====  =====


     The increase in the depletion rate in fiscal 2001 resulted primarily because the Company's reserves qualitites decreased significantly as a result of lower oil and gas prices at September 30, 2001. The decrease in reserve quantities without a similar decrease in related costs resulted in a higher depletion rate. In addition, in fiscal 2001, the Company acquired significant East Texas reserves at a higher cost per mcfe than the cost for the Company's existing reserves at the time of the acquisition (see Note 4).

     The decrease in the depletion rate in fiscal 2000 resulted primarily because the Company's reserve quantities increased significantly as a result of higher oil and gas prices at September 30, 2000. The increase in reserve quantities without a similar increase in costs resulted in the lower depletion rate.

        See Note 21.

NOTE 11 - PROVED OIL AND GAS RESERVES AND RESERVE VALUATION (UNAUDITED)

    Reserve estimates are based upon subjective engineering judgements made by
the Company's    independent petroleum reservoir engineers, Huntley & Huntley and Ralph E. Davis Associates, Inc. and may be affected by the limitations inherent in such estimations. The process of estimating reserves is subject to continuous revisions as additional information is made available through drilling, testing, reservoir studies and production history. There can be no assurance such estimates will not be materially revised in subsequent periods.

    Estimated quantities of proved reserves and changes therein, all of which are domestic reserves, are summarized below:

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)


                                         ("000's" Omitted)
                                             Oil (BBLS)   Natural Gas (MCF)
                                             ----------   -----------------

Proved developed and undeveloped reserves:
    As of October 1, 1998                        255          15,324
        Acquisitions                           2,021          12,529
        Revisions of previous estimates         (122)          2,520
        Production                              (124)         (1,971)
                                              ------         -------
    As of September 30, 1999                   2,030          28,402
        Acquisitions                           1,063           6,639
        Divestitures                            (974)           (236)
        Discoveries                                1             317
        Revisions of previous estimates        2,894          12,728
        Production                              (279)         (3,547)
                                              ------         -------
    As of September 30, 2000                   4,735          44,303
        Acquisitions                             266          10,183
        Revisions of previous estimates       (1,379)        (20,711)
        Production                              (262)         (3,083)
                                              ------         -------
    As of September 30, 2001                   3,360          30,692
                                              ======         =======
Proved developed reserves:
    September 30, 1998                           162          13,589
                                              ======         =======
    September 30, 1999                         1,788          23,547
                                              ======         =======
    September 30, 2000                         2,963          35,815
                                              ======         =======
    September 30, 2001                         1,890          26,480
                                              ======         =======


     Although the Company has participated in the drilling of five exploratory wells in Romania, no proved reserves have yet been assigned to any of these wells. As a result, all of the Company's proved oil and gas reserves are located in the United States.

     The following is a standardized measure of discounted future net cash flows and changes therein relating to estimated proved oil and gas reserves, as prescribed in Statement of Financial Accounting Standards No. 69. The standardized measure of discounted future net cash flows does not purport to present the fair market value of the Company's oil and gas properties. An estimate of fair value would also take into account, among other factors, the likelihood of future recoveries of oil and gas in excess of proved reserves, anticipated future changes in prices of oil and gas and related development and production costs, a discount factor based on market interest rates in effect at the date of valuation and the risks inherent in reserve estimates.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



                                                                            September 30,
                                                                            -------------
                                                                      2001       2000       1999
                                                                    --------   --------   --------
  Future cash inflows                                               $138,594   $371,784   $118,794
  Future production costs                                            (43,288)   (87,162)   (42,934)
  Future development costs                                            (8,655)   (12,620)    (4,229)
  Future income tax expense                                          (13,102)   (84,445)    (8,538)
                                                                    --------   --------   --------
  Future net cash flows                                               73,549    187,557     63,093
  Discount factor of 10% for estimated timing of future cash flows   (37,269)   (96,438)   (21,849)
                                                                    --------   --------   --------
  Standardized measure of discounted future cash flows              $ 36,280   $ 91,119   $ 41,244
                                                                    ========   ========   ========


     The future cash flows were computed using the applicable year-end prices and costs that related to then existing proved oil and gas reserves in which the Company has interests. The estimates of future income tax expense are computed at the blended rate (Federal and state combined) of 36%.

    The following were the sources of changes in the standardized measure of discounted future net cash flows:


                                                                            September 30,
                                                                      2001       2000       1999
                                                                    --------   --------   --------
  Standardized measure, beginning of year                           $ 91,119   $ 41,244   $  9,946
  Sale of oil and gas, net of production costs                       (13,745)   (11,083)    (4,324)
  Net changes in prices                                              (60,403)    45,757      2,163
  Sale of reserves in place                                                      (1,457)
  Purchase of reserves in place                                        7,662      6,757     22,215
  Changes in estimated future development costs                        1,408     (5,039)     2,405
  Development costs incurred during the period that reduced
    future development costs                                           2,113      2,595      1,073
  Revisions in reserve quantity estimates                            (26,591)    76,355      1,438
  Discoveries of reserves                                                           963
  Net changes in income taxes                                         30,528    (32,031)       745
  Accretion of discount                                                9,112      4,286        995
  Other:
     Change in timing of production                                   (1,228)   (36,168)    12,055
     Other factors                                                    (3,695)    (1,060)    (7,467)
                                                                    --------   --------   --------
  Standardized measure, end of year                                 $ 36,280   $ 91,119   $ 41,244
                                                                    ========   ========   ========

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



NOTE 12 - CONTINGENT ENVIRONMENTAL LIABILITY

    In December 1995, IRLP, an inactive subsidiary of the Company, sold its refinery, the Indian Refinery, to American Western, an unaffiliated party. As part of the related purchase and sale agreement, American Western assumed all environmental liabilities and indemnified IRLP with respect thereto. Subsequently, American Western filed for bankruptcy and sold the Indian Refinery to an outside party pursuant to a bankruptcy proceeding. The outside party has substantially dismantled the Indian Refinery.

    American Western recently filed a Plan of Liquidation. American Western anticipates that the Plan of Liquidation will be confirmed in January 2002.

    During fiscal 1998, the Company was informed that the United States Environmental Protection Agency ("EPA") had investigated offsite acid sludge waste found near the Indian Refinery and had investigated and remediated surface contamination on the Indian Refinery property. Neither the Company nor IRLP was initially named with respect to these two actions.

    In October 1998, the EPA named the Company and two of its inactive refining subsidiaries as potentially responsible parties for the expected clean-up of the Indian Refinery. In addition, eighteen other parties were named including Texaco Refining and Marketing, Inc. ("Texaco"), the refinery operator for over 50 years. A subsidiary of Texaco had owned the refinery until December of 1988. The Company subsequently responded to the EPA indicating that it was neither the owner nor the operator of the Indian Refinery and thus not responsible for its remediation.

    In November 1999, the Company received a request for information from the EPA concerning the Company's involvement in the ownership and operation of the Indian Refinery. The Company responded to the EPA information request in January 2000.

    On August 7, 2000, the Company received notice of a claim against it and two of its inactive refining subsidiaries from Texaco and its parent. Texaco had made no previous claims against the Company although the Company's subsidiaries had owned the refinery from August 1989 until December 1995. In its claim, Texaco demanded that the Company and its former subsidiaries indemnify Texaco for all liability resulting from environmental contamination at and around the Indian Refinery. In addition, Texaco demanded that the Company assume Texaco's defense in all matters relating to environmental contamination at and around the Indian Refinery, including lawsuits, claims and administrative actions initiated by the EPA and indemnify Texaco for costs that Texaco has already incurred addressing environmental contamination at the Indian Refinery. Finally, Texaco also claimed that the Company and two of its inactive subsidiaries are liable to Texaco under the Federal Comprehensive Environmental Response Compensation and Liability Act as owners and operators of the Indian Refinery. The Company responded to Texaco disputing the factual and theoretical basis for Texaco's claims against the Company. The Company's management and special counsel subsequently met with representatives of Texaco but the parties disagreed concerning Texaco's claims.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



    The Company and its special counsel, Rod Smith, LLP, believe that Texaco's claims are utterly without merit and the Company intends to vigorously defend itself against Texaco's claims and any lawsuits that may follow. In addition to the numerous defenses that the Company has against Texaco's contractual claim for indemnity, the Company and its special counsel believe that by the express language of the agreement which Texaco construes to create an indemnity, Texaco has irrevocably elected to forgo all rights of contractual indemnification it might otherwise have had against any person, including the Company.

    In September 1995, Powerine sold the Powerine Refinery to Kenyen Resources ("Kenyen"), an unaffiliated party. In January 1996, Powerine merged into a subsidiary of Energy Merchant Corp. ("EMC"), an unaffiliated party, and EMC assumed all environmental liabilities. In August 1998, EMC sold the Powerine Refinery to a third party, which, we are informed, continues to seek financing to restart the Powerine Refinery.

    In July of 1996, the Company was named a defendant in a class action lawsuit concerning emissions from the Powerine Refinery. In April of 1997, the court granted the Company's motion to quash the plaintiff's summons based upon lack of jurisdiction and the Company is no longer involved in the case.

    Although the environmental liabilities related to the Indian Refinery and Powerine Refinery have been transferred to others, there can be no assurance that the parties assuming such liabilities will be able to pay them. American Western, owner of the Indian Refinery, filed for bankruptcy and is in the process of liquidation. EMC, which assumed the environmental liabilities of Powerine, sold the Powerine Refinery to an unrelated party, which we understand is still seeking financing to restart that refinery. Furthermore, as noted above, the EPA named the Company as a potentially responsible party for remediation of the Indian Refinery and has requested and received relevant information from the Company. Estimated gross undiscounted clean up costs for this refinery are at least $80,000 - $150,000 according to third parties. If the Company were found liable for the remediation of the Indian Refinery, it could be required to pay a percentage of the clean-up costs. Since the Company's subsidiary only operated the Indian Refinery five years, whereas Texaco and others operated it over fifty years, the Company would expect that its share of remediation liability would be proportional to its years of operation, although such may not be the case. Furthermore, as noted above, Texaco has claimed that the Company indemnified it for all environmental liabilities related to the Indian Refinery. If Texaco were to sue the Company on this theory and prevail in court, the Company could be held responsible for the entire estimated clean up costs of $80,000-$150,000 or more. In such a case, this cost would be far in excess of the Company's financial capability.

    An opinion issued by the U.S. Supreme Court in June 1998 in the comparable matter (of United States vs. Bestfoods, 52H O.S. 118 S.Q. 1076 (1998)) and a recent decision by the U.S. Appeals Court for the Fifth Circuit (in Aviall Services, Inc. vs. Cooper Industries, Inc. 213 F.3rd 134 (5th Cir. 2001) varated and ret'g granted 278 F.3rd 446 (Dec. 19, 2001) support the Company's positions. Nevertheless, if funds for environmental clean-up are not provided

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



by these former and/or present owners, it is possible that the Company and/or one of its former refining subsidiaries could be named parties in additional legal actions to recover remediation costs. In recent years, government and other plaintiffs have often sought redress for environmental liabilities from the party most capable of payment without regard to responsibility or fault. Whether or not the Company is ultimately held liable in such a circumstance, should litigation involving the Company and/or IRLP occur, the Company would probably incur substantial legal fees and experience a diversion of management resources from other operations.

     Although the Company does not believe it is liable for any of its subsidiaries' clean-up costs and intends to vigorously defend itself in such regard, the Company cannot predict the ultimate outcome of these matters due to inherent uncertainties.

NOTE 13 - COMMITMENTS, CONTINGENCIES AND LINE OF CREDIT

     Operating Lease Commitments

     The Company has the following noncancellable operating lease commitments and noncancellable sublease rentals at September 30, 2001:


                                         Lease        Sublease
     Year Ending September 30,         Commitments     Rentals
     -------------------------         -----------    --------

          2002                         $     473       $    65
          2003                               470            66
          2004                               240
          2005                                76
                                       ---------
          2006                         $   1,259       $   131
                                       =========       =======

     Rent expense for the years ended September 30, 2001, 2000 and 1999 was $456, $412 and $386, respectively.

     Severance/Retention Obligations

     The Company has severance agreements with substantially all of its employees, including five of its officers, that provide for severance compensation in the event substantially all of the Company's or its subsidiaries' assets are sold and the employees are terminated as a result of such sale. Such termination severance commitments aggregated $1,101 at September 30, 2001. No severance obligations were owed to employees at September 30, 2001.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     Letters of Credit

     At September 30, 2001, the Company had issued letters of credit of $209 for oil and gas drilling, operating and plugging bonds. The letters of credit are renewed semi-annually or annually.

     Line of Credit

     See Note 21.

     Legal Proceedings

        Contingent Environmental Liabilities

        See Note 12.

        General

        Long Trusts Lawsuit

        In November 2000, the Company and three of its subsidiaries were defendants in a jury trial in Rusk County, Texas. The plaintiffs in the case, the Long Trusts, are non-operating working interest owners in wells previously operated by Castle Texas Production Limited Partnership ("CTPLP"), an inactive exploration and production subsidiary of the Company. The wells were among those sold to Union Pacific Resources Corporation ("UPRC") in May 1997. The Long Trusts claimed that CTPLP did not allow them to sell gas from March 1, 1996 to January 31, 1997 as required by applicable joint operating agreements, and they sued CTPLP and the other defendants, claiming (among other things) breach of contract, breach of fiduciary duty, conversion and conspiracy. The plaintiffs sought actual damages, exemplary damages, pre-judgment and post-judgment interest, attorney's fees and court costs. CTPLP counterclaimed for approximately $150 of unpaid joint interests billings, interest, attorneys' fees and court costs.

        After a three-week trial, the District Court in Rusk County submitted 36 questions to the jury which covered all of the claims and counterclaims in the lawsuit. Based upon the jury's answers, the District Court entered judgement granting plaintiffs' claims against the Company and its subsidiaries, as well as CTPLP's counterclaim against the plaintiffs. The District Court issued an amended judgement on September 5, 2001, which became final in December 2001. The net amount awarded to the plaintiffs was approximately $2,700. The Company and its subsidiaries have filed a notice of appeal with the Tyler Court of Appeals and will continue to vigorously contest this matter.

        Jenkins and Gilchrest, special counsel to the Company does not consider an unfavorable outcome to this lawsuit probable. The Company's management and special counsel believe that several of the plaintiffs' primary

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



legal theories are contrary to established Texas law and that the Court's charge to the jury was fatally defective. They further believe that any judgment for plaintiffs based on those theories or on the jury's answers to certain questions in the charge cannot stand and will be reversed on appeal. As a result, the Company has not accrued any liability for this litigation. Nevertheless, to pursue the appeal, the Company and its subsidiaries will be required to post a bond to cover the net amount of damages awarded to the plaintiffs and to maintain that bond until the resolution of the appeal (which may take several years). The Company has included the letter of credit to support the bond, estimated at approximately $3,000, in its line of credit with a major energy bank.

        See Note 21.

        Larry Long Litigation

        In May 1996, Larry Long, representing himself and allegedly "others similarly situated," filed suit against the Company, three of the Company's natural gas marketing and transmission and exploration and production subsidiaries, Atlantic Richfield Company ("ARCO"), B&A Pipeline Company, a former subsidiary of ARCO ("B&A"), and MGNG in the Fourth Judicial District Court of Rusk County, Texas. The plaintiff originally claimed, among other things, that the defendants underpaid non-operating working interest owners, royalty interest owners and overriding royalty interest owners with respect to gas sold to Lone Star pursuant to the Lone Star Contract. Although no amount of actual damages was specified in the plaintiff's initial pleadings, it appeared that, based upon the volumes of gas sold to Lone Star, the plaintiff may have been seeking actual damages in excess of $40,000.

        After some initial discovery, the plaintiff's pleadings were significantly amended. Another purported class representative, Travis Crim, was added as a plaintiff, and ARCO, B&A and MGNG were dropped as defendants. Although it is not completely clear from the amended petition, the plaintiffs apparently limited their proposed class of plaintiffs to royalty owners and overriding royalty owners in leases owned by the Company's exploration and production subsidiary limited partnership. In amending their pleadings, the plaintiffs revised their basic claim to seeking royalties on certain operating fees paid by Lone Star to the Company's natural gas marketing subsidiary limited partnership.

        In April 2000, Larry Long withdrew as a named plaintiff and in September 2000, the Company and the remaining named plaintiff agreed to settle the case for a payment of $250 by the Company. In July 2001, the Company deposited $250 plus accrued interest of $9 in a litigation settlement account. As of September 30, 2001, $106 had been disbursed from the account.

        See Note 21.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



        MGNG Litigation

        On May 4, 1998, CTPLP, a subsidiary of the Company, filed a lawsuit against MGNG and MG Gathering Company ("MGC"), two subsidiaries of MG, in the district court of Harris County, Texas. One of the Company's exploration and production subsidiaries sought to recover gas measurement and transportation expenses charged by the defendants in breach of a certain gas purchase contract. Improper charges exceeded $750 before interest. In October of 1998, MGNG and MGC filed a suit in Harris County, Texas. This suit sought indemnification from two of the Company's subsidiaries in the event CTPLP won its lawsuit against MGNG and MGC. The MG entities cited no basis for their claim of indemnification. The management of the Company and special counsel retained by the Company believe that the Company's subsidiary is entitled to at least $750 plus interest and that the Company's two subsidiaries have no indemnification obligations to MGNG or MGC. The parties participated in mediation but were not able to resolve the issue.

        In October 1999, MGNG filed a second lawsuit against the Company and three of its subsidiaries claiming $772 was owed to MGNG under a gas supply contract between one of the Company's subsidiaries and MGNG. The suit was filed in the district court of Harris County, Texas. The Company and its subsidiaries believed that they do not owe $772 and were entitled to legally offset some or all of the $772 claimed against amounts owed to CTPLP by MGNG for improper gas measurement and transportation deductions. The Castle entities answered this suit denying MGNG's claims based partially on the right of offset.

        In September 2000, the parties agreed to settle all lawsuits. Under the terms of the settlement the amount claimed by MGNG under a gas supply contract was reduced by $325 and the net amount payable to MGNG was set at $400 and the parties signed mutual releases.

        See Note 21.

        Pilgreen Litigation

        As part of the AmBrit purchase, Castle Exploration Company, Inc. ("CECI") acquired a 10.65% overriding royalty interest ("ORRI") in the Pilgreen #2ST gas well in Texas. Because of title disputes, AmBrit and other interest owners had previously filed claims against the operator of the Pilgreen well, and CECI acquired post January 1, 1999 rights in that litigation. Although revenue attributed to the ORRI has been suspended by the operator since first production, because of recent related appellate decisions and settlement negotiations, the Company believes that revenue attributable to the ORR should be released to CECI in the near future. As of September 30, 2001, approximately $415 attributable to CECI's share of the ORRI revenue was suspended. The Company's policy is to recognize the suspended revenue only when and if it is received.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



        GAMXX

        On February 27, 1998, the Company entered into an agreement with Alexander Allen, Inc. ("AA") concerning amounts owed to the Company by AA and its subsidiary, GAMXX Energy, Inc. ("GAMXX"). The Company had made loans to GAMXX through 1991 in the aggregate amount of approximately $8,000. When GAMXX was unable to obtain financing, the Company recorded a one hundred percent loss provision on its loans to GAMXX in 1991 and 1992 while still retaining its lender's lien against GAMXX.


        Pursuant to the terms of the GAMXX Agreement, the Company was to receive $1,000 cash in settlement for its loans when GAMXX closed on its financing. GAMXX expected such closing not later than May 31, 1998 but failed to do so. As a result, the Company elected to terminate the GAMXX Agreement. Pursuant to the Agreement, GAMXX agreed to assist the Company in selling GAMXX's assets or the Company's investment in GAMXX. The Company is currently seeking to dispose of its lender's interest in GAMXX and recover some of the loan to GAMXX.

        The Company has carried its loans to GAMXX at zero for the last eight years. The Company will record any proceeds as "other income" if and when it collects such amount.

    Hedging Activities

    Until June 1, 1999, the Company's natural gas marketing subsidiary utilized natural gas swaps to reduce its exposure to changes in the market price of natural gas. Effective May 31, 1999 all natural gas marketing contracts terminated by their own terms. As a result of these hedging transactions, the cost of gas purchases increased $609 for the year ended September 30, 1999.

    On June 1, 1999, the Company acquired all of the oil and gas assets of AmBrit (see Note 4) and thereafter commenced hedging sales of the related oil and gas production. As of September 30, 1999, the Company had hedged approximately 54% of its anticipated consolidated crude oil production and approximately 39% of its anticipated consolidated natural gas production for the period from October 1, 1999 to September 30, 2000. The Company used futures contracts to hedge such production. The average hedged prices for crude oil and natural gas, which are based upon futures price on the New York Mercantile Exchange, were $19.85 per barrel of crude oil and $2.66 per mcf of gas. The Company accounted for these futures contracts as hedges and the differences between the hedged price and the exchange price increased or decreased the oil and gas revenues resulting from the sale of production by the Company. Oil and gas production was not hedged after July 2000 production. As a result of these hedging transactions, oil and gas sales decreased $1,528 and $150 for the fiscal years ended September 30, 2000 and 1999, respectively.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



    At September 30, 2001 and December 14, 2001, the Company had not hedged its anticipated future oil and gas production.

NOTE 14 - EMPLOYEE BENEFIT PLAN

    401(K)plan

    On October 1, 1995, the Company adopted a 401(k) plan (the "Plan") for its employees and those of its subsidiaries. All employees are eligible to participate. Employees participating in the Plan can authorize the Company to contribute up to 15% of their gross compensation to the Plan. The Company matches such voluntary employee contributions up to 3% of employee gross compensation. Employees' contributions to the Plan cannot exceed thresholds set by the Secretary of the Treasury. Vesting of Company contributions is immediate. During the years ended September 30, 2001, 2000 and 1999, the Company's contributions to the Plan aggregated $50, $46 and $37, respectively.

    Post-Retirement Benefits

    Neither the Company nor its subsidiaries provide any other post-retirement plans for employees.

NOTE 15 - STOCKHOLDERS' EQUITY

    On December 29, 1999, the Company's Board of Directors declared a stock split in the form of a 200% stock dividend applicable to all stockholders of record on January 12, 2000. The additional shares were paid on January 31, 2000 and the Company's shares first traded at post-split prices on February 1, 2000. The stock split applied only to the Company's outstanding shares on January 12, 2000 (2,337,629 shares) and did not apply to treasury shares (4,491,017 shares) on that date. As a result of the stock split, 4,675,258 additional shares were issued and the Company's common stock book value was increased $2,338 to reflect additional par value applicable to the additional shares issued to effect the stock split. All share changes, including those affecting the recorded book value of common stock, have been recorded retroactively.

    From November 1996 until September 30, 2001, the Company's Board of Directors authorized the Company to purchase up to 5,267,966 of its outstanding shares of common stock on the open market. As of September 30, 2001, 4,871,020 shares (13,973,054 shares before taking into account the 200% stock dividend
effective January 31, 2000)    had been repurchased at a cost of $66,506.  The
repurchased shares are held in treasury

    On June 30, 1997, the Company's Board of Directors approved a dividend policy of $.20 per share per year, payable quarterly. The dividend policy remains in effect until rescinded or changed by the Board of Directors. Quarterly dividends of $.05 per share have subsequently been paid.

    See Note 21

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



NOTE 16 - STOCK OPTIONS AND WARRANTS

    Option and warrant activities during each of the three years ended September 30, 2001 are as follows (in whole units):

                                                   Incentive
                                                     Plan
                                                    Options      Options       Total
                                                   ---------     -------     ---------

     Outstanding at October 1, 1998                  195,000      20,000       215,000
     Issued                                           15,000                    15,000
     Exercised                                       (25,000)                  (25,000)
     Repurchased                                     (10,000)                  (10,000)
                                                   ---------     -------     ---------
     Outstanding at September 30, 1999               175,000      20,000       195,000
     Effect of 200% stock dividend (see Note 15)     350,000      40,000       390,000
     Issued                                          105,000                   105,000
                                                   ---------     -------     ---------
     Outstanding at September 30, 2000               630,000      60,000       690,000
     Issued                                           60,000                    60,000
                                                   ---------     -------     ---------
     Outstanding at September 30, 2001               690,000      60,000       750,000
     Exercisable at September 30, 2001               690,000      60,000       750,000
                                                   =========     =======     =========

     Reserved at September 30, 2001                1,687,500      60,000     1,747,500
                                                   =========     =======     =========
     Reserved at September 30, 2000                1,687,500      60,000     1,747,500
                                                   =========     =======     =========
     Reserved at September 30, 1999                1,687,500      60,000     1,747,500
                                                   =========     =======     =========
     Exercise prices at:
         September 30, 2001                        $3.42-          $3.79
                                                   $8.58
         September 30, 2000                        $3.42-          $3.79
                                                   $8.58
         September 30, 1999                        $3.42-          $3.79
                                                   $5.75

         Exercise Termination Dates                5/17/2003-    4/23/2007   5/17/2003-
                                                   1/02/2011                 1/02/2011


     In fiscal 1993, the Company adopted the 1992 Executive Equity Incentive Plan (the "Incentive Plan"). The purpose of the Incentive Plan is to increase the ownership of common stock of the Company by those non-union key employees (including officers and directors who are officers) and outside directors who contribute to the continued growth, development and financial success of the Company and its subsidiaries, and to attract and retain key employees and reward them for the Company's profitable performance.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     The Incentive Plan provides that an aggregate of 1,687,500 shares (after taking into account the 200% stock dividend effective January 31, 2000) of common stock of the Company will be available for awards in the form of stock options, including incentive stock options and non-qualified stock options generally at prices at or in excess of market prices at the date of grant.

     The Incentive Plan also provides that each outside director of the Company will annually be granted an option to purchase 15,000 shares of common stock at fair market value on the date of grant.

    The Company applies Accounting Principles Board Opinion Number 25 in accounting for options and warrants and accordingly recognizes no compensation cost for its stock options and warrants for grants with an exercise price equal to the current fair market value. The following reflect the Company's pro-forma net income and net income per share had the Company determined compensation costs based upon fair market values of options and warrants at the grant date pursuant to SFAS 123 as well as the related disclosures required by SFAS 123.

     A summary of the Company's stock option and warrant activity from October 1, 1998 to September 30, 2001 is as follows:

                                                   Weighted
                                                    Average
                                                    Options      Price
                                                    -------      ------

     Outstanding - October 1, 1998                  215,000      $12.96
     Issued                                          15,000       17.25
     Exercised                                      (25,000)      10.25
     Repurchased                                    (10,000)      10.75
                                                    -------      ------
     Balance - September 30, 1999                   195,000       13.75
     Effect of 200% stock dividend (see Note 15)    390,000       (9.17)
     Issued                                         105,000        7.89
                                                    -------      ------
     Outstanding - September 30, 2000               690,000        5.09
     Issued                                          60,000        7.00
                                                    -------      ------
     Outstanding - September 30, 2001               750,000       $5.24
                                                    =======      ======

     At September 30, 2001, exercise prices for outstanding options ranged from $3.42 to $8.58. The weighted average remaining contractual life of such options was 5.6 years.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     The per share weighted average fair values of stock options issued during fiscal 2001, 2000 and fiscal 1999 were $2.41, $3.29 and $4.56, respectively, on the dates of issuance using the Black-Scholes option pricing model with the following weighted average assumptions: average expected dividend yield - 3.0% in 2001, 3.0% in 2000 and 3.5% in 1999; risk free interest rate - 3.50% in 2001, 5.54% in 2000 and 6.32% in 1999; expected life of 10 years in 2001, 2000 and 1999 and volatility factor of .38 in 2001, .44 in 2000, and .22 in 1999.

     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

     Proforma net income and earnings per share had the Company accounted for its options under the fair value method of SFAS 123 is as follows:

                                            Year Ending September 30,
                                           ---------------------------
                                            2001       2000      1999
                                           ------     ------    ------

     Net income as reported                $1,716     $5,069    $8,266
     Adjustment required by SFAS 123         (145)      (346)     (152)
                                           ------     ------    ------
     Pro-forma net income                  $1,571     $4,723    $8,114
                                           ======     ======    ======
     Pro-forma net income per share:
         Basic                             $ 0.24     $  .68    $  .99
                                           ------     ------    ------
         Diluted                           $ 0.23     $  .66    $  .97
                                           ------     ------    ------

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



NOTE 17 - INCOME TAXES

    Provisions for (benefit of) income taxes consist of:

                                                                 September 30,
                                                                 -------------
                                                              2001    2000    1999
                                                              -----   -----   -----
Provision for (benefit of) income taxes:
  Current:
    Federal                                                   $   4  ($  35)  $  193
    State                                                                         (2)
  Deferred:
    Federal                                                     786      922   2,209
    State                                                        22       26      68
  Adjustment to the valuation allowance for deferred taxes:
    Federal                                                    (419)  (3,115)    475
    State                                                       (12)     (89      13
                                                              -----   ------  ------
                                                              $ 381  ($2,291) $2,956
                                                              =====   ------  ======


     Deferred tax assets (liabilities) are comprised of the following at September 30, 2001 and 2000:

                                                      September 30,
                                                      -------------
                                                      2001      2000
                                                     ------    ------

    Operating losses and tax credit carryforwards    $4,715    $4,993
    Statutory depletion carryovers                    3,903     3,689
    Depletion accounting                             (5,341)   (3,602)
    Discontinued net refining operations                866       866
    Losses in foreign subsidiaries                    1,295       300
                                                     ------    ------
                                                      5,438     6,246
    Valuation allowance                              (3,559)   (3,990)
                                                     ------    ------
                                                     $1,879    $2,256
                                                     ======    ======

    Deferred tax assets - current                    $1,879    $2,256
                                                     ------    ------
                                                     $1,879    $2,256
                                                     ======    ======

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     At September 30, 2001, the Company determined that a portion of the deferred tax asset would more likely than not be realized based upon estimates of future taxable income and upon the projected taxable income resulting from the anticipated sale of its oil and gas assets to Delta and accordingly decreased the valuation allowance by $431 to $3,559.

     If recent decreases in oil and gas prices continue and if the sale of the Company's oil and gas assets to Delta is not consummated, the Company may be required to increase its valuation allowance.

     See Note 21.

     At September 30, 2000, the Company determined that it was more likely than not that a portion of the deferred tax assets would be realized, based on current projections of taxable income due to higher commodity prices at September 30, 2000, and the valuation allowance was decreased by $3,204 to a total valuation allowance of $3,990.

     The income tax provision (benefit) differs from the amount computed by applying the statutory federal income tax rate to income before income taxes as follows:

                                                   Year Ended September 30,
                                                   ------------------------
                                                    2001     2000    1999
                                                   -----    ------  ------

     Tax at statutory rate                          $734    $  972  $3,928
     State taxes, net of federal benefit               7       (42)     51
     Revision of tax estimates and contingencies      50              (151)
     Statutory depletion                                            (1,330)
     Increase (decrease) in valuation allowance     (431)   (3,204)    489
     Other                                            21       (17)    (31)
                                                   -----    ------  ------
                                                   $ 381   ($2,291) $2,956
                                                   =====    ======  ======

     At September 30, 2001, the Company had the following tax carryforwards available:
                                      Federal Tax
                                      -----------
                                                  Alternative
                                                    Minimum
                                       Regular        Tax
                                       --------   -----------

    Net operating loss                 $  2,674      $24,021
    Alternative minimum tax credits    $  3,752          N/A
    Statutory depletion                $ 10,841   $      440

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     The net operating loss carryforwards expire from 2001 through 2010.

     On September 9, 1994, the Company experienced a change of ownership for tax purposes. As a result of such change of ownership, the Company's net operating loss carryforward became subject to an annual limitation of $7,845. At September 30, 2001 all net operating loss carryforwards of the Company were no longer subject to the annual limitation.

     The Company also has approximately $58,688 in individual state tax loss carryforwards available at September 30, 2001. Approximately $47,287 of such carryforwards are primarily available to offset taxable income apportioned to certain states in which the Company has no operations and currently has no plans for future operations. As a result, it is probable most of such state tax carryforwards will expire unused.

NOTE 18 - RELATED PARTIES

     In June 1999, the Company repurchased 24,700 (74,100 after stock split) shares of the Company's common stock from an officer of the Company. Such shares were repurchased at the closing stock price on the date of sale less $.125, resulting in a payment of $434 to the officer. The shares were repurchased pursuant to the Company's share repurchase program.

     Another officer of the Company is a 10% shareholder in an unaffiliated company that is entitled to receive 12.5% of the Company's share of net cash flow from its Romanian joint venture after the Company has recovered its investment in Romania.

NOTE 19 - BUSINESS SEGMENTS

     As of September 30, 1995, the Company had disposed of its refining segment of the energy business (see Note 3) and operated in only two business segments - natural gas marketing and transmission and exploration and production. In May 1997, the Company sold its pipeline (natural gas transmission) to a subsidiary of UPRC (see Note 4). As a result, the Company was no longer in the natural gas transmission segment but continued to operate in the natural gas marketing and exploration and production segments. On May 31, 1999, the Company's long-term gas sales and gas supply contracts expired by their own terms and the Company exited the natural gas marketing business.

     The Company does not allocate interest income, interest expense or income tax expense to these segments.

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



                        Year Ended September 30, 2001
                        ----------------------------------------------------------------------
                         Natural Gas    Oil & Gas                  Eliminations
                         Marketing     Exploration                     and
                            and            and         Refining      Corporate
                        Transmission   Production   (Discontinued)     Items      Consolidated
                        ------------   ----------   -------------- ------------   ------------

Revenues                               $  21,144                                  $ 21,144
Operating income (loss)                $   5,682                     ($  4,169)   $  1,513
Identifiable assets        $67,702*    $ 105,238                     ($113,822)   $ 59,118
Capital expenditures                   $  15,531                                  $ 15,531
Depreciation, depletion
   and amortization                    $  3,468                       $      2    $  3,470


                        Year Ended September 30, 2000
                        ----------------------------------------------------------------------
                         Natural Gas    Oil & Gas                  Eliminations
                         Marketing     Exploration                     and
                            and            and         Refining      Corporate
                        Transmission   Production   (Discontinued)     Items      Consolidated
                        ------------   ----------   -------------- ------------   ------------

Revenues                               $  17,959                                  $ 17,959
Operating income (loss)                $   5,686                     ($  3,717)   $  1,969
Identifiable assets        $67,727*    $  92,229                     ($ 96,661)   $ 63,295
Capital expenditures                   $  11,399                                  $ 11,399
Depreciation, depletion
   and amortization                    $  3,207                       $      2    $  3,209


                        Year Ended September 30, 1999
                        ----------------------------------------------------------------------
                         Natural Gas    Oil & Gas                  Eliminations
                         Marketing     Exploration                     and
                            and            and         Refining      Corporate
                        Transmission   Production   (Discontinued)     Items      Consolidated
                        ------------   ----------   -------------- ------------   ------------

Revenues                   $50,067     $   7,190                                  $ 57,257
Operating income (loss)    $11,563     $   1,718                     ($  4,112)   $  9,169
Identifiable assets        $79,026*    $  67,720                     ($ 87,208)   $ 59,538
Capital expenditures                   $  24,065                                  $ 24,065
Depreciation, depletion
   and amortization        $6,284      $  2,046                                   $  8,330

    *Consists primarily of intracompany receivables.


                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



     For the year ended September 30, 1999, sales by the Company's natural gas marketing subsidiary to Lone Star Gas Company under the Lone Star Contract aggregated $46,802. These amounts constituted approximately 82% of consolidated revenues for the year ended September 30, 1999. The Lone Star contract terminated in May 1999.

     At the present time, the Company's consolidated revenues consist entirely of oil and gas sales. Three purchasers of the Company's oil and gas production currently account for approximately 43% of consolidated production. Sales derived from these three purchasers for the year ended September 30, 2001 aggregated $2,871, $2,611 and $2,603.

NOTE 20 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     Cash and Cash Equivalents -- the carrying amount is a reasonable estimate of fair value.

     Marketable securities are related solely to the Company's investment in Penn Octane, Delta and Chevron/Texaco common stock and options to buy Penn Octane stock and are recorded at fair market value. Market value for common stock is computed to equal the closing share price at year end times the number of shares held by the Company. Fair market value for options is computed using the Black - Scholes option valuation model.

     Other Current Assets and Current Liabilities - the Company believes that the book values of other current assets and current liabilities approximate the market values.

NOTE 21 - SUBSEQUENT EVENTS

     Subsequent to September 30, 2001, the Company disbursed the remaining $153 from the Larry Long Litigation settlement account (see Note 13).

     Subsequent to September 30, 2001, the Company paid MGNG $400 in settlement of the MGNG Litigation (see Note 13).

     In November 2001, the Company entered into an agreement for a line of credit of up to $40,000 with an energy bank. Pursuant to the related agreement the energy bank agreed to make available to the Company loans and letters of credit not to exceed a borrowing base determined by the value of the Company's oil and gas reserves using parameters set by the bank. Such borrowing based will be determined no less than semi-annually. The loans and letters of credit will be secured by the Company's oil and gas properties to the extent the amount outstanding under the facility exceeds $10,000.
Interest under the facility will accrue at the bank's prime rate or at a LIBOR rate - the choice of rates being determined by the Company. Letters of credit issued under the facility will accrue interest at 2.25% annually. Loans outstanding under the facility will be repaid pursuant to a schedule set by the bank but redetermined at each borrowing base determination date. In

                         Castle Energy Corporation
                  Notes to Consolidated Financial Statements
                  ("$000's" Omitted Except Per Share Amounts)



addition, the Company is subject to typical financial covenants including minimum tangible net worth, debt service coverage, interest coverage and current ratio limitations, limitations on annual and quarterly dividends the Company may pay to shareholders and other limitations governing capital expenditures. The facility is scheduled to terminate November 30, 2003. The facility also includes a provision to provide letters of credit of up to $3,000 as may be required for the Long Trusts Lawsuit litigation (see Note
13).

     On December 11, 2001, the Company entered into a letter of intent to sell all of its domestic oil and gas assets to Delta for $20,000 and 9,566,000 shares of commons stock of Delta. The effective date of the proposed sale is October 1, 2001 and the expected closing date is April 30, 2002 or later. The sale is subject to execution of a definitive purchase and sale agreement by both parties, approval of the transaction by both Delta's and the Company's directors and approval of the issuance of the shares to Castle by Delta's shareholders.

    If the sale to Delta is not consummated, the Company could continue to operate as it does currently or pursue other alternative strategies.

NOTE 22 - QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

                                             First      Second      Third      Fourth
                                            Quarter     Quarter    Quarter     Quarter
                                         (December 31) (March 31) (June 30) (September 30)
                                         ------------- ---------- --------- --------------
Year Ended September 30, 2001:
    Revenues                                  $5,394     $6,316      $5,347     $4,087
    Operating income (loss)                   $1,533     $2,174      $  511    ($2,705)
    Net income (loss)                         $1,110     $1,531      $  397    ($1,322)
    Net income per share (diluted)            $  .16     $  .22      $  .06    ($  .20)
                                             First      Second      Third      Fourth
                                            Quarter     Quarter    Quarter     Quarter
                                         (December 31) (March 31) (June 30) (September 30)
                                         ------------- ---------- --------- --------------
Year Ended September 30, 2000:
    Revenues                                  $4,085     $3,318      $4,945     $5,611
    Operating income (loss)                   $   32    ($  387)     $  835     $1,489
    Net income (loss)                         $  259    ($  277)     $1,024     $4,063
    Net income (loss) per share (diluted)     $  .04    ($  .04)     $  .15     $  .58

     For the year ended September 30, 2000 revenues from well operations have been retroactively reclassified as reductions of oil and gas production costs.

     The sums of the quarterly per share amounts differ from the annual per share amounts primarily because the stock purchases made by the Company were not made in equal amounts and at corresponding times each quarter.

                           CASTLE ENERGY CORPORATION
                          CONSOLIDATED BALANCE SHEETS
                    ("$000's" Omitted Except Share Amounts)

                                                                 December 31,  September 30,
                                                                    2001           2001
                                                                 ------------  -------------
                                                                 (Unaudited)
                       ASSETS
Current assets:
  Cash and cash equivalents                                        $  3,989     $  5,844
  Restricted cash                                                       217          370
  Accounts receivable                                                 2,426        2,787
  Marketable securities                                               6,599        6,722
  Prepaid expenses and other current assets                             342          277
  Estimated realizable value of discontinued net refining assets        612          612
  Deferred income taxes                                               2,025        1,879
                                                                   --------     --------
     Total current assets                                            16,210       18,491
Property, plant and equipment, net:
  Natural gas transmission                                               50           51
  Furniture, fixtures and equipment                                     196          222
  Oil and gas properties, net (full cost method):
     Proved properties                                               38,864       39,843
     Unproved properties not being amortized                            233          110
Investment in Networked Energy LLC                                      367          401
                                                                   --------     --------
     Total assets                                                  $ 55,920     $ 59,118
                                                                   ========     ========
                       LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Dividend payable                                                 $    331     $    331
  Accounts payable                                                    1,146        3,543
  Accrued expenses                                                      221          292
  Accrued taxes on appreciation of marketable securities                856          900
  Net refining liabilities retained                                   3,016        3,016
                                                                   --------     --------
     Total current liabilities                                        5,570        8,082
Long-term liabilities                                                     9            9
                                                                   --------     --------
     Total liabilities                                                5,579        8,091
                                                                   --------     --------
Commitments and contingencies

Stockholders' equity:
  Series B participating preferred stock;
   par value - $1.00; 10,000,000 shares
   authorized; no shares issued
  Common stock; par value - $0.50; 25,000,000
   shares authorized; 11,503,904 shares issued
   at December 31, 2001 and September 30, 2001                        5,752        5,752
  Additional paid-in capital                                         67,365       67,365
  Accumulated other comprehensive income -
     unrealized gains on marketable securities,
     net of taxes                                                     1,521        1,600
  Retained earnings                                                  42,209       42,816
                                                                   --------     --------
                                                                    116,847      117,533
  Treasury stock at cost - 4,871,020 shares at
     December 31, 2001 and September 30, 2001                       (66,506)     (66,506)
                                                                   --------     --------
     Total stockholders' equity                                      50,341       51,027
                                                                   --------     --------
     Total liabilities and stockholders' equity                    $ 55,920     $ 59,118
                                                                   ========     ========

 The accompanying notes are an integral part of these financial statements.

                          CASTLE ENERGY CORPORATION
                        CONSOLIDATED STATEMENTS OF OPERATIONS
                       ("$000's" Omitted Except Share Amounts)
                                    (Unaudited)


                                                   Three Months Ended December 31,
                                                         2001          2000
                                                   -------------------------------
Revenues:
  Oil and gas sales                                   $    3,441    $   5,394
                                                      ----------    ---------
Expenses:
  Oil and gas production                                   1,254        1,404
  General and administrative                               1,371        1,758
  Depreciation, depletion and amortization                 1,242          699
                                                      ----------    ---------
                                                           3,867        3,861
                                                      ----------    ---------
Operating income (loss)                                     (426)       1,533
                                                      ----------    ---------
Other income (expense):
  Interest income                                             33          212
  Other income                                                 1            6
  Equity in loss of Networked Energy LLC                     (34)         (16)
                                                      ----------    ---------
                                                               0          202
                                                      ----------    ---------
Income (loss) before provision for income taxes             (426)       1,735
                                                      ----------    ---------
Provision for (benefit of) income taxes:
  State                                                       (4)          17
  Federal                                                   (150)         608
                                                      ----------    ---------
                                                            (154)         625
                                                      ----------    ---------
Net income (loss)                                    ($      272)   $   1,110
                                                      ==========    =========
Net income (loss) per share:
  Basic                                              ($      .04)   $     .17
                                                      ==========    =========
  Diluted                                            ($      .04)   $     .16
                                                      ==========    =========
Weighted average number of common and
  potential dilutive common shares outstanding:
  Basic                                                6,632,884    6,680,404
                                                      ==========    =========
  Diluted                                              6,753,630    6,899,633
                                                      ==========    =========


The accompanying notes are an integral part of these financial statements.

                           CASTLE ENERGY CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                    ("$000's" Omitted Except Share Amounts)
                                 (Unaudited)



                                                     Three Months Ended December 31,
                                                     -------------------------------
                                                            2001         2000
                                                           ------       -------

Net cash flow provided by (used in)
   operating activities                                   ($1,165)      $ 1,809
                                                           ------       -------
Cash flows from investing activities:
  Sale of oil and gas properties                                             40
  Investment in oil and gas properties                       (358)       (1,144)
  Investment in furniture, fixtures and equipment              (1)
                                                           ------       -------
     Net cash (used in) investing activities                 (359)       (1,104)
                                                           ------       -------

Cash flows from financing activities:
  Dividends paid to stockholders                             (331)         (333)
  Acquisition of treasury stock                                            (300)
                                                           ------       -------
     Net cash (used in) financing activities                 (331)         (633)
                                                           ------       -------
Net increase (decrease) in cash and cash equivalents       (1,855)           72
Cash and cash equivalents - beginning of period             5,844        11,525
                                                           ------       -------
Cash and cash equivalents - end of period                  $3,989       $11,597
                                                           ======       =======








The accompanying notes are an integral part of these financial statements.

CASTLE ENERGY CORPORATION
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY AND
 OTHER COMPREHENSIVE INCOME
("$000's" Omitted Except Share Amounts)

                           Year Ended September 30, 2001 and Three Months Ended December 31,2001 (Unaudited)
                         --------------------------------------------------------------------------------------
                                                                Accumu-
                                                                lated
                                                                Other
                            Common Stock   Additional  Compre-  Compre-  Retained     Treasury Stock
                         -----------------   Paid-In   hensive  hensive  Earnings   ------------------
                           Shares   Amount   Capital   Income   Income   (Deficit)   Shares    Amount    Total
                         ---------  ------ ----------  -------  -------  ---------  --------   -------   ------

Balance-October 1, 2000 11,503,904  $5,752   $67,365            $ 4,671   $42,422   4,791,020  ($65,934)  $54,276
Stock acquired                                                                         80,000      (572)     (572)
Dividends declared
 ($.05 per share)                                                          (1,322)                         (1,322)
Comprehensive income:
 Net income                                            $ 1,716              1,716                           1,716
 Other comprehensive income:
   Unrealized (loss) on marketable
    securities, net of tax                              (3,071)  (3,071)                                   (3,071)
                                                       -------
                                                       ($1,355)
                                                       =======
                        ----------   ------   -------           -------    -------  ---------  --------  --------
Balance-September 30,
2001                    11,503,904   5,752    67,365              1,600     42,816  4,871,020   (66,506)   51,027

Dividends declared
 ($.05 per share)                                                            (331)                           (331)
Dividend adjustment                                                            (4)                             (4)
Comprehensive income (loss):
 Net income (loss)                                   ($   272)               (272)                           (272)
 Other comprehensive income (loss):
   Unrealized (loss) on marketable
    securities, net of tax                                (79)      (79)                                      (79)
                                                      -------
                                                     ($   351)
                                                      =======
                        ----------   ------   -------           -------    -------  ---------  --------  --------

Balance - December 31,
2001                    11,503,904   $5,752   $67,365           $1,521     $42,209  4,871,020  ($66,506)  $50,341














      The accompanying notes are an integral part of these financial statements.

                  Castle Energy Corporation and Subsidiaries
                  Notes to Consolidated Financial Statements
                    ("$000's" Omitted Except Share Amounts)
                                 (Unaudited)


Note 1 - Basis of Preparation
-----------------------------

     The unaudited consolidated financial statements of Castle Energy Corporation (the "Company") included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain reclassifications have been made, where applicable, to make the periods presented comparable. Although certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, the Company believes that the disclosures included herein are adequate to make the information presented not misleading. Operating results for the three-month period ended December 31, 2001 are not necessarily indicative of the results that may be expected for the fiscal year ending September 30, 2002 or subsequent periods. These unaudited consolidated financial statements should be read in conjunction with the financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2001.

     In the opinion of the Company, the unaudited consolidated financial statements contain all adjustments necessary for a fair statement of the results of operations for the three-month periods ended December 31, 2001 and 2000 and for a fair statement of financial position at December 31, 2001.

Note 2 - September 30, 2001 Balance Sheet
-----------------------------------------

     The amounts presented in the balance sheet as of September 30, 2001 were derived from the Company's audited consolidated financial statements which were included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2001.

Note 3 - Discontinued Operations
--------------------------------

     From August 1989 to September 30, 1995, several of the Company's subsidiaries conducted refining operations. By December 12, 1995, the Company's refining subsidiaries had sold all of their refining assets and the purchasers had assumed all related liabilities, including contingent environmental liabilities. In addition, in 1996, Powerine Oil Company ("Powerine"), one of the Company's former refining subsidiaries, merged into a subsidiary of the purchaser of the refining assets sold by Powerine and is no longer a subsidiary of the Company. The Company's remaining refining subsidiaries own no refining assets, have been inactive for over six years and are inactive and in the process of liquidation. As a result, the Company has accounted for its refining operations as discontinued operations. Such discontinued refining operations have not impacted the Company's operations since September 30, 1995, although they may impact the Company's future operations.

                  Castle Energy Corporation and Subsidiaries
                  Notes to Consolidated Financial Statements
                    ("$000's" Omitted Except Share Amounts)
                                 (Unaudited)


Note 4 - Contingencies/Litigation
---------------------------------

     Contingent Environmental Liabilities

     In December 1995, Indian Refining I Limited Partnership ("IRLP"), an inactive subsidiary of the Company, sold its refinery, the Indian Refinery, to American Western Refining L.P. ("American Western"), an unaffiliated party.
As part of the related purchase and sale agreement, American Western assumed all environmental liabilities and indemnified IRLP with respect thereto. Subsequently, American Western filed for bankruptcy and sold the Indian Refinery to an outside party pursuant to a bankruptcy proceeding. The outside party has substantially dismantled the Indian Refinery. American Western recently filed a Plan of Liquidation. American Western anticipated that the Plan of Liquidation would be confirmed in January 2002 but confirmation has been delayed because of legal challenges by Chevron/Texaco, the parent of Texaco Refining and Marketing ("Texaco"), the operator of the Indian Refinery for over 50 years.

     During fiscal 1998, the Company was informed that the United States Environmental Protection Agency ("EPA") had investigated offsite acid sludge waste found near the Indian Refinery and had investigated and remediated surface contamination on the Indian Refinery property. Neither the Company nor IRLP was initially named with respect to these two actions.

     In October 1998, the EPA named the Company and two of its inactive refining subsidiaries as potentially responsible parties for the expected clean-up of the Indian Refinery. In addition, eighteen other parties were named including Texaco. A subsidiary of Texaco had owned the refinery until December of 1988. The Company subsequently responded to the EPA indicating that it was neither the owner nor the operator of the Indian Refinery and thus not responsible for its remediation.

     In November 1999, the Company received a request for information from the EPA concerning the Company's involvement in the ownership and operation of the Indian Refinery. The Company responded to the EPA information request in January 2000.

     On August 7, 2000, the Company received notice of a claim against it and two of its inactive refining subsidiaries from Texaco and its parent. Texaco had made no previous claims against the Company although the Company's subsidiaries had owned the refinery from August 1989 until December 1995. In its claim, Texaco demanded that the Company and its former subsidiaries indemnify Texaco for all liability resulting from environmental contamination at and around the Indian Refinery. In addition, Texaco demanded that the Company assume Texaco's defense in all matters relating to environmental contamination at and around the Indian Refinery, including lawsuits, claims and administrative actions initiated by the EPA and indemnify Texaco for costs

                  Castle Energy Corporation and Subsidiaries
                  Notes to Consolidated Financial Statements
                    ("$000's" Omitted Except Share Amounts)
                                 (Unaudited)


that Texaco has already incurred addressing environmental contamination at the Indian Refinery. Finally, Texaco also claimed that the Company and two of its inactive subsidiaries are liable to Texaco under the Federal Comprehensive Environmental Response Compensation and Liability Act as owners and operators of the Indian Refinery. The Company responded to Texaco disputing the factual and theoretical basis for Texaco's claims against the Company. The Company's management and special counsel subsequently met with representatives of Texaco but the parties disagreed concerning Texaco's claims.

     The Company and its special counsel believe that Texaco's claims are utterly without merit and the Company intends to vigorously defend itself against Texaco's claims and any lawsuits that may follow. In addition to the numerous defenses that the Company has against Texaco's contractual claim for indemnity, the Company and its special counsel believe that by the express language of the agreement which Texaco construes to create an indemnity, Texaco has irrevocably elected to forgo all rights of contractual indemnification it might otherwise have had against any person, including the Company.

     In September 1995, Powerine sold the Powerine Refinery to Kenyen Resources ("Kenyen"), an unaffiliated party. In January 1996, Powerine merged into a subsidiary of Energy Merchant Corp. ("EMC"), an unaffiliated party, and EMC assumed all environmental liabilities. In August 1998, EMC sold the Powerine Refinery to a third party, which, we are informed, is seeking to sell the Powerine Refinery plant.

     In July of 1996, the Company was named a defendant in a class action lawsuit concerning emissions from the Powerine Refinery. In April of 1997, the court granted the Company's motion to quash the plaintiff's summons based upon lack of jurisdiction and the Company is no longer involved in the case.

     Although any environmental liabilities related to the Indian Refinery and Powerine Refinery have been transferred to others, there can be no assurance that the parties assuming such liabilities will be able to pay them. American Western, owner of the Indian Refinery, filed for bankruptcy and is in the process of liquidation. EMC, which assumed the environmental liabilities of Powerine, sold the Powerine Refinery to an unrelated party, which we understand is still seeking financing to restart that refinery. Furthermore, as noted above, the EPA named the Company as a potentially responsible party for remediation of the Indian Refinery and has requested and received relevant information from the Company. Estimated gross undiscounted clean-up costs for this refinery are at least $80,000- $150,000 according to third parties. If the Company were found liable for the remediation of the Indian Refinery, it could be required to pay a percentage of the clean-up costs. Since the Company's subsidiary only operated the Indian Refinery five years, whereas Texaco and others operated it over fifty years, the Company would expect that its share of remediation liability would be proportional to its years of

                  Castle Energy Corporation and Subsidiaries
                  Notes to Consolidated Financial Statements
                    ("$000's" Omitted Except Share Amounts)
                                 (Unaudited)


operation, although such may not be the case. Furthermore, as noted above, Texaco has claimed that the Company indemnified it for all environmental liabilities related to the Indian Refinery. If Texaco were to sue the Company on this theory and prevail in court, the Company could be held responsible for the entire estimated clean up costs of $80,000-$150,000 or more. In such a case, this cost would be far in excess of the Company's financial capability.

     An opinion issued by the U.S. Supreme Court in June 1998 in a comparable matter and a recent opinion by the U.S. Appeals Court for the Fifth Circuit support the Company's positions. Nevertheless, if funds for environmental clean-up are not provided by these former and/or present owners, it is possible that the Company and/or one of its former refining subsidiaries could be named parties in additional legal actions to recover remediation costs. In recent years, government and other plaintiffs have often sought redress for environmental liabilities from the party most capable of payment without regard to responsibility or fault. Whether or not the Company is ultimately held liable in such a circumstance, should litigation involving the Company and/or IRLP occur, the Company would probably incur substantial legal fees and experience a diversion of management resources from other operations.

     Although the Company does not believe it is liable for any of its subsidiaries' clean-up costs and intends to vigorously defend itself in such regard, the Company cannot predict the ultimate outcome of these matters due to inherent uncertainties.

     Litigation

          Long Trusts Lawsuit

          In November 2000, the Company and three of its subsidiaries were defendants in a jury trial in Rusk County, Texas. The plaintiffs in the case, the Long Trusts, are non-operating working interest owners in wells previously operated by Castle Texas Production Limited Partnership ("CTPLP"), an inactive exploration and production subsidiary of the Company. The wells were among those sold to Union Pacific Resources Corporation ("PRC") in May 1997. The Long Trusts claimed that CTPLP did not allow them to sell gas from March 1, 1996 to January 31, 1997 as required by applicable joint operating agreements, and they sued CTPLP and the other defendants, claiming (among other things) breach of contract, breach of fiduciary duty, conversion and conspiracy. The plaintiffs sought actual damages, exemplary damages, pre-judgment and post-judgment interest, attorney's fees and court costs. CTPLP counterclaimed for approximately $150 of unpaid joint interests billings plus interest, attorneys' fees and court costs.

          After a three-week trial, the District Court in Rusk County submitted 36 questions to the jury which covered all of the claims and counterclaims in the lawsuit. Based upon the jury's answers, the District

                  Castle Energy Corporation and Subsidiaries
                  Notes to Consolidated Financial Statements
                    ("$000's" Omitted Except Share Amounts)
                                 (Unaudited)


Court entered judgement granting plaintiffs' claims against the Company and its subsidiaries, as well as CTPLP's counterclaim against the plaintiffs. The District Court issued an amended judgement on September 5, 2001 which became final December 19, 2001. The net amount awarded to the plaintiffs was approximately $2,700. The Company and its subsidiaries have filed a notice of appeal with the Tyler Court of Appeals and will continue to vigorously contest this matter.

          Special counsel to the Company does not consider an unfavorable outcome to this lawsuit probable. The Company's management and special counsel believe that several of the plaintiffs' primary legal theories are contrary to established Texas law and that the Court's charge to the jury was fatally defective. They further believe that any judgment for plaintiffs based on those theories or on the jury's answers to certain questions in the charge cannot stand and will be reversed on appeal. As a result, the Company has not accrued any liability for this litigation. Nevertheless, to pursue the appeal, the Company and its subsidiaries were required to post a bond to cover the gross amount of damages awarded to the plaintiffs and to maintain that bond until the resolution of the appeal which may take several years. Originally, the Company and its subsidiaries anticipated posting a bond of approximately $3,000 based upon the net amount of damages but the Company and its subsidiaries later decided to post a bond of $3,886 based upon the gross damages in order to avoid on-going legal expenses and to expeditiously move the case to the Tyler Court of Appeals. The letter of credit supporting this bond was provided by the Company's lender pursuant to the Company's $40,000 line of credit with that lender.

          Pilgreen Litigation

          As part of the oil and gas properties acquired from AmBrit Energy Corp. ("AmBrit") in June 1999, Castle Exploration Company, Inc., a wholly-owned subsidiary of the Company ("CECI") acquired a 10.65% overriding royalty interest ("ORRI") in the Pilgreen #2ST gas well. Because of title disputes, AmBrit and other interest owners had previously filed claims against the operator of the Pilgreen well, and CECI acquired post January 1, 1999 rights in that litigation. Although revenue attributed to the ORRI has been suspended by the operator since first production, because of recent related appellate decisions and settlement negotiations, the Company believes that revenue attributable to CECI's ORRI should be released to CECI in the near future, although another working interest owner has recently raised a question as to the manner in which the ORRI should be calculated. As of December 31, 2001, approximately $466 attributable to CECI's share of the ORRI revenue in the Pilgreen #25T well and related leasehold was suspended, including revenue attributable to an additional well drilled on the lease. The Company's policy is to recognize the suspended revenue only when and if it is received.

                  Castle Energy Corporation and Subsidiaries
                  Notes to Consolidated Financial Statements
                    ("$000's" Omitted Except Share Amounts)
                                 (Unaudited)


Note 5 - New Accounting Pronouncements
--------------------------------------

     Statement of Financial Accounting Standards No. 133, as amended, "Accounting for Derivative Instruments and Hedging Activities" (ASFAS No. 133"), was issued by the Financial Accounting Standards Board in June 1998. Subsequently, SFAS No. 138 "Accounting for Certain Derivative Instruments" (ASFAS No. 138"), an amendment of SFAS No. 133, was issued. SFAS 133 and SFAS 138 standardize the accounting for derivative instruments, including certain derivative instruments embedded in other contracts. Under the standard, entities are required to carry all derivative instruments in the statement of financial position at fair value. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether such instrument has been designated and qualifies as part of a hedging relationship and, if so, depends on the reason for holding it. If certain conditions are met, entities may elect to designate a derivative instrument as a hedge of exposures to changes in fair values, cash flows, or foreign currencies. If the hedged exposure is a fair value exposure, the gain or loss on the derivative instrument is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item attributable to the risk being hedged. If the hedged exposure is a cash flow exposure, the effective portion of the gain or loss on the derivative instrument is reported initially as a component of other comprehensive income (not included in earnings) and subsequently reclassified into earnings when the forecasted transaction affects earnings. Any amounts excluded from the assessment of hedge effectiveness, as well as the ineffective portion of the gain or loss, is reported in earnings immediately. Accounting for foreign currency hedges is similar to the accounting for fair value and cash flow hedges. If the derivative instrument is not designated as a hedge, the gain or loss is recognized in earnings in the period of change. The Company adopted SFAS No. 133 and SFAS No. 138 effective October 1, 2000. The Company ceased hedging its oil and gas production in July 2000. At December 31, 2001 and September 30, 2001, the Company had no freestanding derivative instruments in place and had no embedded derivative instruments. As a result, the Company's adoption of SFAS No. 133 and SFAS No. 138 had no impact on its results of operations or financial condition.

     Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS No. 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (ASFAS No. 142") were issued in July 2001. SFAS No. 141 requires that all business combinations entered into subsequent to June 30, 2001 be accounted for under the purchase method of accounting and that certain acquired intangible assets in a business combination be recognized and reported as assets apart from goodwill. SFAS No. 142 requires that amortization of goodwill be replaced with periodic tests of the goodwill's impairment at least annually in accordance with the provisions of SFAS No. 142 and that intangible assets other than goodwill be amortized over their useful lives. The Company adopted SFAS No. 141 in July 2001 and will adopt SFAS No. 142 in the first quarter of fiscal 2003. The Company does not believe that its future adoption of SFAS No. 142 will have a material effect on its results of operations.

                  Castle Energy Corporation and Subsidiaries
                  Notes to Consolidated Financial Statements
                    ("$000's" Omitted Except Share Amounts)
                                 (Unaudited)


     In June 2001, the FASB issued Statement No. 143, "Accounting for Asset Retirement Obligations" ("SFAS No. 143"), which provides accounting requirements for retirement obligations associated with tangible long-lived assets, including: 1) the timing of liability recognition; 2) initial measurement of the liability; 3) allocation of asset retirement cost to expense; 4) subsequent measurement of the liability; and 5) financial statement disclosures. SFAS No. 143 requires that asset retirement cost be capitalized as part of the cost of the related long-lived asset and subsequently allocated to expense using a systematic and rational method. Any transition adjustment resulting from the adoption of SFAS No. 143 would be reported as a cumulative effect of a change in accounting principle. The Company will adopt SFAS 143 effective October 1, 2002. At this time, the Company cannot reasonably estimate the effect of the adoption of this statement on either its financial position or results of operations.

     In August 2001, the FASB issued Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), which will be effective for financial statements issued for fiscal years beginning after December 15, 2001 and interim periods within those fiscal years. SFAS No. 144 requires that long-lived assets to be disposed of by sale be measured at the lower of the carrying amount or fair value less cost to sell, whether reported in continuing operations or in discontinued operations. SFAS No. 144 broadens the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. After its effective date, SFAS No. 144 will be applied to those transactions where appropriate. The Company will adopt SFAS No. 144 effective October 1, 2002. At this time the Company is unable to determine what the future impact of adopting this statement will have on its financial position or results of operations.

Note 6 - Information Concerning Reportable Segments
---------------------------------------------------

     For the periods ended December 31, 2001 and 2000, the Company operated in only one segment of the energy industry, oil and gas exploration and production. Until May 31, 1999, the Company also operated in the natural gas marketing segment of the energy industry.

Note 7 - Sale of Domestic Exploration and Production Assets
-----------------------------------------------------------

     On January 15, 2002, the Company entered into an agreement to sell its domestic oil and gas properties to Delta Petroleum Company, a public exploration and production company headquartered in Denver, Colorado ("Delta"). The purchase price is $20,000 plus 9,566,000 shares of Delta's common stock, which would result in the Company owning approximately 43% of Delta. The effective date of the sale is October 1, 2001 and closing is expected by April 30, 2002. It is possible that closing could be postponed

                  Castle Energy Corporation and Subsidiaries
                  Notes to Consolidated Financial Statements
                    ("$000's" Omitted Except Share Amounts)
                                 (Unaudited)


because closing is subject to approval of Delta's shareholders, a process requiring regulatory approval. Pursuant to the terms of the purchase and sale agreement, the cash portion of the purchase price will be reduced by the cash flow from the properties between the effective date and the closing date.
Each party is subject to penalties for failure to close the transaction. In addition, Delta may repurchase up to 3,188,667 of its shares from Castle for $4.50 per share for a period of one year after closing and Delta agreed to nominate three directors selected by the Company to Delta's Board of Directors which is currently comprised of four directors. The agreement also includes a provision whereby Delta may pay a portion of the cash purchase price with a 270 day note bearing interest of 8% if Delta is unable to fund the entire cash portion of the purchase price. The note plus accrued interest is payable in cash or Delta's common stock (at $3.00/share) at Delta's option. Although the Company anticipates that Delta will be deemed the acquirer for accounting purposes, there is a remote possibility that the Company could be construed as the acquirer if sufficient additional shares of Delta's common stock were issued to the Company. If this occurs, the Company will account for the transaction as an acquisition of Delta using the purchase method and will include the financial results of Delta in its consolidated financial statements.

     The Company currently expects that the proceeds on the sale will exceed the current carrying value of the oil and gas properties to be sold. Any resultant gain recorded by the Company upon sale will be dependent to a large extent upon the market price of Delta's common stock at the time the transaction closes and the nature of the proceeds received. Given the volatility of oil and gas prices and other factors, there can be no assurance that the transaction will close as planned or that the Company will recognize a gain on the transaction in its financial statements. Portions of any gain recorded will be deferred due to the Company's indirect retention of interest in the properties sold as a result of its ownership interest in Delta after the sale. After the sale the Company expects to hold 43% of Delta's outstanding stock which will be recorded on the equity method. Under this method the Company records its share of Delta's income or loss with an offsetting entry to the carrying value of the Company's investment. Cash distributions, if any, are recorded as a reduction in the carrying value of the Company's investment. If at any time prior to the completion of the sale the Company estimates that it would record a loss on disposition, the loss would be recorded when estimated in accordance with SFAS No. 121.

Information Concerning Castle Litigation
----------------------------------------

AmBrit Energy Corp. and Castle Exploration Company, Inc. vs. United Oil & Minerals, Inc., Cause No. 99-04-18405-CV; pending in the 25th Judicial District Court of Lavaca County, Texas.

          The amount of money attributable to Castle's interest in the Pilgreen well, as paid into the registry of the District Court of Lavaca County pending resolution of this case, has increased by several months of additional production revenue. The operator, United Oil & Minerals, Inc. ("United"), has agreed that Castle Texas Oil and Gas Limited Partnership ("CTOGLP"), a subsidiary of Castle, is entitled to an overriding royalty interest in production from the Pilgreen well. Because of a claim by Dominion Oklahoma Texas Exploration and Production, Inc. ("Dominion"), a working interest owner, that the overriding royalty interest held by CTOGLP in the lease in question should be deemed to be burdened by certain other overriding royalty interests, United now contends that there is a title dispute as to approximately 33% of the Pilgreen production proceeds paid into the registry of the court attributable to the 3.55% of CTOGLP interest that is disputed. United has agreed to release funds attributable to CTOGLP's 7.10% interest in Pilgreen production from the registry of the Court. Castle has instructed its trial counsel in this matter to amend its petition to add Dominion as a defendant and to seek a declaratory judgement that Castle is entitled to a 10.65% overriding royalty interest in the Pilgreen. Castle believes that Dominion's title exception to CTOGLP's overriding royalty interest is erroneous and notes that several previous title opinions have confirmed the validity of CTOGLP's interest. Castle intends to contest this matter vigorously.

          Castle has also been informed that production proceeds from an additional well on this lease in which CTOGLP has a 5.325% overriding royalty interest may also have been paid into the registry of the court because of the assertion of a title dispute as to the CTOGLP interest.

Dominion Oklahoma Texas Exploration and Production, Inc. Vs. Castle Texas Oil and Gas Limited Partnership, Cause No. 02-03-19170-CV; pending in the 25th Judicial District Court of Lavaca County, Texas

          On March 18, 2002, Dominion, operator of the Mitchell and Migl-Mitchell wells in the Southwest Speaks field, filed suit in Texas against CTOGLP, a subsidiary of Castle, seeking declaratory judgement in a title action that the overriding royalty interest held by CTOGLP in these wells should be deemed to be burdened by certain other overriding royalty interests and therefore be reduced from 10.65% to 7.10%.
     Dominion is also seeking an accounting and refund of payments for overriding royalty to CTOGLP in excess of the 7.10% since April 2000. Dominion has threatened to suspend all revenue payable to Castle from the Mitchell and Migl-Mitchell to offset their claim. Castle believes that Dominion's title exception to CTOGLP's overriding royalty interest is erroneous and notes that several previous title opinions have confirmed the validity of CTOGLP's interest. Castle intends to contest this matter vigorously.

          Castle preliminarily estimates that the amount in controversy with respect to both of the matters discussed above is approximately $1,180,000, but believes that both of Dominion's claims are without merit.

Information Concerning Delta
----------------------------

     Delta is a Colorado corporation organized on December 21, 1984. Delta maintains its principal executive offices at Suite 3310, 555 Seventeenth Street, Denver, Colorado 80202, and its telephone number is (303) 293-9133. Delta is engaged in the acquisition, exploration, development and production of oil and gas properties.

     As of June 30, 2001, Delta had varying interests in 138 gross (22.86 net) productive wells located in seven states. Delta has undeveloped properties in five states, and interests in five federal units and one lease offshore California near Santa Barbara. Delta operates 25 of the wells and the remaining wells are operated by independent operators.

     Enclosed with this Proxy Statement is a copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2001, and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2001.

Recent Material Changes in Delta's Business
-------------------------------------------

     On February 19, 2002, Delta completed the acquisition of Piper Petroleum Company ("Piper"), a privately owned oil and gas company headquartered in Fort Worth, Texas. Delta issued 1,374,240 shares of restricted common stock for 100% of the shares of Piper. The 1,374,240 shares of restricted common stock was valued at approximately $5,244,000 based on the five-day average closing price surrounding the announcement of the merger. In addition, Delta issued 51,000 shares for the cancellation of certain debt of Piper. As a result of the acquisition, we acquired Piper's working and royalty interests in over 300 properties which are primarily located in Texas, Oklahoma and Louisiana along with a 5% working interest in the Comet Ridge coal bed methane gas project in Queensland, Australia.

     On December 27, 2001, Delta also announced that on November 15, 2001, it purchased certain producing properties from three unaffiliated parties in exchange for $412,427 in cash and 137,476 restricted shares of Common Stock. The properties are located in six fields in the Edwards Reef Trend in Lavaca, DeWitt, Karnee, Live Oak and McMullen counties in the State of Texas and consist of non-operated minority interests in 34 gas wells and associated undeveloped acreage. This transaction has been previously disclosed in a Form 8-K filing with the Securities and Exchange Commission dated December 20, 2001.

     Delta and several other companies owning interests in forty undeveloped federal Outer Continental Shelf leases located several miles off the coast of California filed a lawsuit on January 9, 2002 alleging that the U.S. Government has materially breached their leases. The Complaint, filed in the U.S. Court of Federal Claims in Washington, D.C., is based on the premise that post-leasing amendments to a federal statute governing offshore activities have now been interpreted to alter significantly the companies' rights and ability to move forward with further exploration and development activities. In addition, the suit alleges that the Government has failed to carry out its own obligations under the leases, resulting in substantial delays and interference in the companies' exploration and development efforts. The forty undeveloped leases are located in the Offshore Santa Maria Basin off the coast of Santa Barbara and San Luis Obispo counties, and in the Santa Barbara Channel off Santa Barbara and Ventura counties.

     The suit seeks compensation for the lease bonuses and rentals paid to the Federal Government, exploration costs and related expenses. The total amount claimed by all lessees for bonuses and rentals exceeds $1.2 billion, with additional amounts for exploration costs and related expenses. Delta's claim (including the claim of its subsidiary Amber Resources Company) for lease bonuses and rentals paid by Delta and its predecessors is in excess of $152,000,000. In addition, its claim for exploration costs and related expenses will also be substantial.


     On March 1, 2002, Delta completed the sale of 21 producing wells and acreage located primarily in the Eland and Stadium fields of Stark County, North Dakota, to Sovereign Holdings, LLC, a privately-held Colorado limited liability company, for cash consideration of $2,750,000 pursuant to a purchase and sale agreement February 1, 2002 and effective January 1, 2002. These properties accounted for approximately 9.45% of our total assets as of June 30, 2001 and also accounted for approximately 22.6% of our total revenues and approximately 11.9% of our total operating expenses during our past fiscal year.

Information Incorporated by Reference
-------------------------------------

     The following documents that Delta has filed with the Securities and Exchange Commission are incorporated herein:

1. Annual Report on Form 10-KSB (for fiscal year ended June 30, 2001) filed October 15, 2001, Exchange Act reporting number 0-16203.

2. Amendment No. 1 to Annual Report on Form 10-KSB/A (for fiscal year ended June 30, 2001) filed October 26, 2001, Exchange Act reporting number 0-16203.

3. Amendment No. 2 to Annual Report on Form 10-K/A (for fiscal year ended June 30, 2001) filed December 31, 2001, Exchange Act reporting number 0-16203.

4. Quarterly Report on Form 10-Q (for quarter ended September 30, 2001) filed November 13, 2001, Exchange Act reporting number 0-16203.

5. Quarterly Report on Form 10-Q (for quarter ended December 31, 2001) filed February 14, 2002, Exchange Act reporting number 0-16203.


6. Current Report on Form 8-K dated October 25, 2001, filed December 20, 2001, Exchange Act reporting number 0-16203.

7. Current Report on Form 8-K dated January 15, 2002, filed January 22, 2002, Exchange Act reporting number 0-16203.

8. Current Report on Form 8-K dated March 1, 2002, filed March 18, 2002, Exchange Act reporting number 0-16203.

Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for all purposes to the extent that a statement contained in this document or in any other subsequently filed document which is also incorporated herein by reference modifies or replaces such statement.

     Shareholders and investors may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, prox and information statements and other information concerning Delta at www.sec.gov.

                          SHAREHOLDER PROPOSALS

     Any shareholder proposals to be included in the Board of Directors' solicitation of proxies for the 2002 Annual Meeting of Shareholders must be received by Aleron H. Larson, Jr., Secretary, at 475 17th Street, Suite 1400, Denver, Colorado 80202, a reasonable amount of time prior to the mailing of the proxy materials for that meeting.

                         GENERAL AND OTHER MATTERS

     The Board of Directors knows of no matter, other than those referred to in this Proxy Statement, which will be represented at the Annual Meeting. However, if any other matters are properly brought before the Meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment on such matters.

     The cost of preparing, assembling, and mailing this Proxy Statement, the enclosed proxy card and the Notice of the Annual Meeting will be paid by us. Additional solicitation by mail, telephone, telegraph or personal solicitation may be done by our directors, officers and regular employees. Such persons will receive no additional compensation for such services. Brokerage houses, banks and other nominees, fiduciaries and custodians nominally holding shares of Common Stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by us for their reasonable expenses.

     AVAILABLE INFORMATION. Upon request of any shareholder, our Annual Report for the year ended June 30, 2001 filed with the SEC on Form 10-KSB, including financial statements, will be sent to the shareholder without charge by first class mail within one business day of receipt of such request. All requests should be addressed to our Secretary at 475 17th Street, Suite 1400, Denver, Colorado 80202 or by telephone (303) 293-9133.

     You are urged to complete, sign, date and return your proxy promptly. You may revoke your proxy at any time before it is voted. If you attend the Annual Meeting, as we hope you will, you may vote your shares in person.

                                     By Order of the Board of Directors



                                     Aleron H. Larson, Jr.
                                     Chairman/Secretary


_______ __, 2002

                                 EXHIBIT A

                        DELTA PETROLEUM CORPORATION

                            2002 INCENTIVE PLAN


1.    Purpose of the Plan

     The purpose of this Delta Petroleum Corporation 2002 Incentive Plan ("Plan") is to create shareholder value. To do so, the Plan provides incentives to selected employees and directors of the Company and its Subsidiaries, and selected non-employee consultants and advisors to the Company and its Subsidiaries, who contribute, and are expected to contribute, materially to its success. The Plan also provides a means of rewarding outstanding performance and enhances the interest of such persons in the Company's success and development by providing them a proprietary interest in the Company. Further, the Plan is designed to enhance the Company's ability to maintain a competitive position in attracting and retaining qualified personnel necessary for the success and development of the Company.

2.    Definitions

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Board of Directors" shall mean the Board of Directors of Delta Petroleum Corporation.

     (b) "Cause," when used in connection with the termination of a Participant's employment with the Company, for purposes of the Plan, shall mean the termination of the Participant's employment by the Company on account of (i) the willful and continued failure by the Participant substantially to perform his duties and obligations (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in an act or acts which could reasonably be expected to cause injury to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his action or omission was in the best interests of the Company.

     (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 13 hereof.

     (d)     "Change in Control" shall mean:

            (i) the acquisition at any time by a"person" or "group" (as that term is used in Sections 13(d)and 14(d)(2) of the Exchange
                  Act) (excluding, for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 20% or more of the combined voting power in the election of directors of the then-outstanding securities of the Company or any successor of the Company;

            (ii) the termination of service as directors, for any reason other than death, disability or retirement from the Board of

                  Directors, during any period of two consecutive years or less, of individuals who at the beginning of such period constituted a majority of the Board of Directors, unless the election of or nomination for election of each new director during such period was approved by a vote of at least two-thirds of the directors still in office who were directors at the beginning of the period;

           (iii) approval by the shareholders of the Company of any merger or consolidation or statutory share exchange as a result of which the Common Shares shall be changed, converted or exchanged (other than a merger or share exchange with a wholly-owned Subsidiary of the Company), or liquidation of the Company, or any sale or disposition of 50% or more of the assets or earning power of the Company;

            (iv) approval by the shareholders of the Company of any merger, consolidation or statutory share exchange to which the Company is a party as a result of which the persons who were shareholders of the Company immediately prior to the effective date of the merger, consolidation or statutory share exchange shall have beneficial ownership of less than 50% of the combined voting power in the election of directors of the surviving corporation following the effective date of such merger, consolidation or statutory share exchange; or

             (v) a determination by the Board of Directors, in its sole and absolute discretion, that a change in control has occurred.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" shall mean the committee appointed by the Board of Directors from time to time to administer the Plan.

     (g) "Common Shares" shall mean Delta Petroleum Corporation common shares, no par value per share.

     (h) "Company" shall mean Delta Petroleum Corporation, a Colorado corporation, and each of its Subsidiaries.

     (i) "Disability" shall mean a Participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) The "Fair Market Value" of Common Shares with respect to any day shall be (i) the closing sales price on the immediately preceding business day of Common Shares as reported on the principal securities exchange on which Common Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System, or (iii) if not so reported, as furnished by any member of the National Association of

          Securities Dealers, Inc. selected by the Committee. In the event that the price of Common Shares shall not be so reported, the Fair Market Value of Common Shares shall be determined by the Committee in its absolute discretion.

     (l) "Incentive Award" shall mean an Option, LSAR, Tandem SAR, Stand-Alone SAR, share of Phantom Stock, Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

     (m) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

     (n) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by Delta Petroleum Corporation pursuant to the terms of Section 10(d) hereof.

     (o) "LSAR" shall mean a limited stock appreciation right which is granted pursuant to the provisions of Section 7 hereof and which relates to an Option. Each LSAR shall be exercisable only upon the occurrence of a Change in Control and only in the alternative to the exercise of its related Option.

     (p) "Non-Employee Participant" shall mean a Participant who is not an employee of the Company.

     (q) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (r) "Option" shall mean an option to purchase Common Shares of Delta Petroleum Corporation granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

     (s) "Participant" shall mean a person who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan, and, upon his death, his successors, heirs, executors and administrators, as the case may be.

     (t) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act.

     (u) "Phantom Stock" shall mean the right to receive in cash the Fair Market Value of Common Shares of Delta Petroleum Corporation, which right is granted pursuant to Section 11 hereof and subject to the terms and conditions contained therein.

     (v) "Plan" shall mean the Delta Petroleum Corporation 2002 Incentive Plan, as it may be amended from time to time.

     (w) "Restricted Stock" shall mean a Common Share which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c) hereof for so long as such restrictions continue to apply to such share.

     (x) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (y) "Stand-Alone SAR" shall mean a stock appreciation right granted pursuant to Section 9 hereof which is not related to any Option.

     (z) "Stock Bonus" shall mean a grant of a bonus payable in Common Shares pursuant to Section 12 hereof.

     (aa) "Subsidiary" shall mean any corporation in which at the time of reference Delta Petroleum Corporation owns, directly or indirectly, stock comprising more than fifty percent of the total combined voting power of all classes of stock of such corporation.

     (bb) "Tandem SAR" shall mean a stock appreciation right granted pursuant to Section 8 hereof which is related to an Option. Each Tandem SAR shall be exercisable only to the extent its related Option is exercisable and only in the alternative to the exercise of its related Option.

     (cc) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

     (dd) "Delta Petroleum Corporation" shall mean Delta Petroleum Corporation, a Colorado corporation, and its successors.

3.    Stock Subject to the Plan

     Under the Plan, the Committee may grant to Participants (i) Options, (ii) LSARs, (iii) Tandem SARs, (iv) Stand-Alone SARs, (v) shares of Restricted Stock, (vi) shares of Phantom Stock, (vii) Stock Bonuses and (viii) Cash Bonuses; provided, however, that grants under the Plan to non-employee directors of the Company shall be made by the Board of Directors. When referring to grants under the Plan to non-employee directors of the Company, any reference in this Plan to the Committee shall be deemed to refer to the Board of Directors.

     Subject to adjustment as provided in Section 14 hereof, the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of Common Shares that in the aggregate does not exceed 2,000,000 shares. The grant of an LSAR, Tandem SAR or Cash Bonus shall not reduce the number of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

     In the event that any outstanding Option or Stand-Alone SAR expires, terminates or is canceled for any reason (other than pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof), the Common Shares subject to the unexercised portion of such Option or Stand-Alone SAR shall again be available for grants under the Plan. In the event that an outstanding Option is canceled pursuant to Paragraphs 7(b)(2) or 8(b)(3) hereof by reason of the exercise of an LSAR or a Tandem SAR, the Common Shares subject to the canceled portion of such Option shall not again be available for grants under the Plan. In the event that any shares of Restricted Stock or Phantom Stock, or any Common Shares granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grants under the Plan.

     Common Shares issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee, and Delta Petroleum Corporation hereby reserves 2,000,000 Common Shares for issuance pursuant to the Plan.

4.    Administration of the Plan

     The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under Section 16 of the Exchange Act. The Committee shall from time to time designate the persons who shall be granted Incentive Awards and the amount and type of such Incentive Awards, provided, however that any Incentive Awards granted to non-employee directors of the Company shall be granted by the Board and not by the Committee. When referring to grants under the Plan to non-employee directors of the Company, any reference in this Plan to the Committee shall be deemed to refer to the Board of Directors.

      The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

     The Committee may, in its absolute discretion (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, (ii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 10(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iii) accelerate the Vesting Date or waive any condition imposed pursuant to Section 11 hereof, with respect to any share of Phantom Stock granted under the Plan.

     In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 herein, prior to the surrender of such other Incentive Awards, Incentive Awards granted pursuant to the preceding sentence of this Section 4 shall not count against the limits set forth in such Section 3.

     Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee.

     No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Delta Petroleum Corporation shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.    Eligibility

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such persons, including employees, officers, and directors of the Company and non-employee consultants and advisors to the Company, as the Committee shall select from time to time. Non-employee Directors of the Company may only participate in the Plan pursuant to Paragraph 25 hereof.

6.    Options

     Subject to the provisions of the Plan, the Committee may grant Options, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

     (a)     Identification of Options

          All Options granted under the Plan that are Incentive Stock Options shall be clearly identified in the agreement evidencing such Options as Incentive Stock Options. Any Options not so identified shall be deemed to be Non-Qualified Stock Options.

     (b)     Exercise Price

          The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by applicable law. The exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of Common Shares on the date on which such Incentive Stock Option is granted.

     (c)     Term and Exercise of Option

          (1) Each Option shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Committee on the day on which such Option is granted and set forth in the Option agreement with respect to such Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

          (2) Each Option shall be exercisable in whole or in part; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Option. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreements evidencing such Option and any related LSARs and Tandem SARs shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

          (3) An Option shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreements evidencing the Option and any related LSARs and Tandem SARs, shall specify the number of Common Shares with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The

          Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him. Payment for Common Shares purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in Common Shares owned by the Participant and valued at their Fair Market Value on the effective date of such exercise, or partly in Common Shares with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in Common Shares shall be effected by the delivery of such shares to the Secretary of Delta Petroleum Corporation, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of Delta Petroleum Corporation shall require from time to time. In addition, at the time of grant the Committee may provide that an Option may be exercised in a "cashless" transaction in which the holder may surrender all or a portion of the Option and receive the number of shares of Common Shares equal in value to the Fair Market Value per share at the date of surrender less the exercise price per share of the Option, multiplied by the number of shares which may be purchased under the Option, or portion thereof, being surrendered.

          (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully-and-duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting Delta Petroleum Corporation to deliver the Common Shares subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

          (5) Certificates for Common Shares purchased upon the exercise of an Option shall be issued in the name of the Participant, or such Participant's written designee, and delivered to the Participant or designee as soon as practicable following the effective date on which the Option is exercised.

          (6) Except as specifically set forth in the agreement evidencing Options granted under the Plan, Options shall be assignable and transferable provided, however, that the Company shall not be under an obligation as provided in Paragraph 6(c)(7) below to include the shares underlying such transferred or assigned options in any registration statement except upon death or pursuant to a qualified domestic relations order.

           (7) The Company, at the Company's expense, shall file and maintain a registration statement on the appropriate form with the Securities and Exchange Commission covering shares underlying all options granted hereunder except as set forth in Paragraph 6(c)(6) above. The expiration date of any option expiring prior to 90 days before the effective date of a registration statement covering said option shall be extended until a date ninety (90) days following the effective date of said registration statement.

     (d)     Limitations on Grant of Incentive Stock Options

          (1) The aggregate Fair Market Value of Common Shares with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any "subsidiary" of Delta Petroleum Corporation as such term is defined in Section 425 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such incentive stock option is granted. In the event that the aggregate Fair Market Value of Common Shares with respect to such incentive stock options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or in the event such Regulations (or authority) require or permit a designation of the options which shall cease to constitute incentive stock options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined voting power of all classes of stock of Delta Petroleum Corporation or any of its "subsidiaries" (within the meaning of Section 425 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent of the Fair Market Value of a Common Share at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)     Effect of Termination of Employment

          (1) Except as may be specifically set forth in the agreement evidencing an Option, in the event that the employment of a Participant with the Company shall terminate for any reason Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable in accordance with their terms.

          (2) In the event that a Non-Employee Participant ceases to provide services to the Company, all Options granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

     (f)     Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.    Limited Stock Appreciation Rights

     The Committee may grant in connection with any Option granted hereunder one or more LSARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. An LSAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each LSAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each LSAR granted hereunder shall be subject to the following terms and conditions:

     (a)     Benefit Upon Exercise

          (1) The exercise of an LSAR relating to a Non-Qualified Stock Option with respect to any number of Common Shares shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in the Change in Control in connection with which such LSAR became exercisable and (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

          (2) The exercise of an LSAR relating to an Incentive Stock Option with respect to any number of Common Shares shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b)     Term and Exercise of LSARs

          (1) An LSAR shall be exercisable only during the period commencing on the first day following the occurrence of a Change in Control and terminating on the expiration of sixty days after such date. Notwithstanding the preceding sentence of this Section 7(b), in the event that an LSAR held by any Participant who is or may be subject to the provisions of
Section 16(b) of the Exchange Act becomes exercisable prior to the expiration of six months following the date on which it is granted, then the LSAR shall also be exercisable during the period commencing on the first day immediately following the expiration of such six month period and terminating on the expiration of sixty days following such date. Notwithstanding anything else herein, an LSAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share. Notwithstanding anything else herein, an LSAR may be exercised only if and to the extent that the Option to which it relates is exercisable.

          (2) The exercise of an LSAR with respect to a number of Common Shares shall cause the immediate and automatic cancellation of the Option to which it relates with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (2)), with respect to a number of Common Shares, shall cause the cancellation of the LSAR related to it with respect to an equal number of shares.

          (3) Each LSAR shall be exercisable in whole or in part; provided, that no partial exercise of an LSAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such LSAR. The partial exercise of an LSAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an LSAR, the agreements evidencing the LSAR, the related Option and any Tandem SARs related to such Option shall be returned to the Participant exercising such LSAR together with the payment described in Paragraph 7(a)(1) or (2) hereof, as applicable.

          (4) Except as specifically set forth in the agreements relating thereto, each LSAR and any related Options shall be assignable and transferable.

          (5) An LSAR shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the LSAR, the related Option and any Tandem SARs relating to such Option, shall specify the number of Common Shares with respect to which the LSAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

8.    Tandem Stock Appreciation Rights

     The Committee may grant in connection with any Option granted hereunder one or more Tandem SARs relating to a number of Common Shares equal to or less than the number of Common Shares subject to the related Option. A Tandem SAR may be granted at the same time as, or subsequent to the time that, its related Option is granted. Each Tandem SAR shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Tandem SARs shall comply with and be subject to the following terms and conditions:

     (a)     Benefit Upon Exercise

          The exercise of a Tandem SAR with respect to any number of Common Shares shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the effective date of such exercise over (ii) the exercise price of the related Option. Such payment shall be paid as soon as practical, but in no event later than the expiration of five business days, after the effective date of such exercise.

     (b)     Term and Exercise of Tandem SAR

          (1) A Tandem SAR shall be exercisable at the same time and to the same extent (on a proportional basis, with any fractional amount being rounded down to the immediately preceding whole number) as its related Option. Notwithstanding the first sentence of this Paragraph 8(b)(1), (i) a Tandem SAR shall not be exercisable at any time that an LSAR related to the Option to which the Tandem SAR is related is exercisable and (ii) a Tandem SAR relating to an Incentive Stock Option may be exercised with respect to a Common Share only if the Fair Market Value of such share on the effective date of such exercise exceeds the exercise price relating to such share.

          (2) Notwithstanding the first sentence of Paragraph 8(b)(1) hereof, the Committee may, in its absolute discretion, grant one or more Tandem SARs which shall not become exercisable unless and until the Participant to whom such Tandem SAR is granted is, in the determination of the Committee, subject to Section 16(b) of the Exchange Act and which shall cease to be exercisable if and at the time that the Participant ceases, in the determination of the Committee, to be subject to such Section 16(b).

          (3) The exercise of a Tandem SAR with respect to a number of Common Shares shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Paragraph (3)), with respect to a number of Common Shares shall cause the automatic and immediate cancellation of its related Tandem SARs to the extent that the number of Common Shares subject to such Option after such exercise, cancellation, termination or expiration is less than the number of shares subject to such Tandem SARs. Such Tandem SARs shall be canceled in the order in which they became exercisable.

          (4) Each Tandem SAR shall be exercisable in whole or in part; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of less than $1,000, unless such partial exercise is for the last remaining unexercised portion of such Tandem SAR. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Tandem SAR, the agreements evidencing such Tandem SAR, its related Option and LSARs relating to such Option shall be returned to the Participant exercising such Tandem SAR together with the payment described in Section 8(a) hereof.

          (5) Except as specifically set forth in the agreements relating thereto, each Tandem SAR and the related Option shall be assignable and transferable.

          (6) A Tandem SAR shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreements evidencing the Tandem SAR, its related Option and any LSARs related to such Option, shall specify the number of Common Shares with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreements shall be returned to him.

9.    Stand-Alone Stock Appreciation Rights

     Subject to the provisions of the Plan, the Committee may grant Stand-Alone SARs, which Stand-Alone SARs shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stand-Alone SARs shall comply with and be subject to the following terms and conditions:

     (a)     Exercise Price

          The exercise price of any Stand-Alone SAR granted under the Plan shall be determined by the Committee at the time of the grant of such Stand-Alone SAR.

     (b)     Benefit Upon Exercise

          The exercise of a Stand-Alone SAR with respect to any number of Common Shares prior to the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a Common Share on the exercise date over (ii) the exercise price of the Stand-Alone SAR. The exercise of a Stand-Alone SAR with respect to any number of Common Shares upon or after the occurrence of a Change in Control shall entitle a Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per Common Share paid in connection with such Change in Control and (B) the Fair Market Value of a Common Share on the date of such Change in Control over (ii) the exercise price of the Stand-Alone SAR. Such payments shall be paid as soon as practical, but in no event later than five business days, after the effective date of the exercise.

     (c)     Term and Exercise of Stand-Alone SARs

          (1) Each Stand-Alone SAR shall be exercisable on such date or dates, during such period and for such number of Common Shares as shall be determined by the Committee and set forth in the Stand-Alone SAR agreement with respect to such Stand-Alone SAR; provided, however, that no Stand-Alone SAR shall be exercisable after the expiration of ten years from the date such Stand-Alone SAR was granted; and, provided, further, that each Stand-Alone SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

           (2) Each Stand-Alone SAR may be exercised in whole or in part; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than

               $1,000, unless such partial exercise is for the last remaining unexercised portion of such Stand-Alone SAR. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of a Stand-Alone SAR, the agreement evidencing such Stand-Alone SAR shall be returned to the Participant exercising such Stand-Alone SAR together with the payment described in Section 9(b) hereof.

          (3) A Stand-Alone SAR shall be exercised by delivering notice to Delta Petroleum Corporation's principal office, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable agreement evidencing the Stand-Alone SAR, shall specify the number of Common Shares with respect to which the Stand-Alone SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case the agreement evidencing the Stand-Alone SAR shall be returned to him.

          (4) Except as specifically set forth in the agreements relating thereto, each Stand-Alone SAR shall be assignable and transferable.

     (d)     Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason Stand-Alone SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable in accordance with their terms.

          (2) In the event that a Non-Employee Participant ceases to provide services to the Company, all Stand-Alone SARs granted to such Non-Employee Participant shall remain exercisable in accordance with their terms.

     (e)     Acceleration of Exercise Date Upon Change in Control

          Upon the occurrence of a Change in Control, each Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.   Restricted Stock

     Subject to the provisions of the Plan, the Committee may grant shares of Restricted Stock. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

     (a)     Issue Date and Vesting Date

          At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a

          Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of Section 10(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
Section 10(b) hereof are satisfied, and except as provided in Sections 10(c) and 10(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of
Section 10(c) hereof shall cease to apply to such share.

     (b)     Conditions to Vesting

          At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (c)     Restrictions on Transfer Prior to Vesting

          Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

     (d)     Issuance of Certificates

          (1) Except as provided in Sections 10(c) or 10(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, Delta Petroleum Corporation shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that Delta Petroleum Corporation shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

               "The transferability of this certificate and the shares of stock represented hereby is subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Delta Petroleum Corporation 2002 Incentive Plan and an Agreement entered into between the registered owner of such shares and Delta Petroleum Corporation. A copy of the Plan and Agreement is on file in the office of the Secretary of Delta Petroleum Corporation Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof."

          (2) Each certificate issued pursuant to Paragraph 10(d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

     (e)     Consequences Upon Vesting

          Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 10(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, Delta Petroleum Corporation shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 10(d)(1) hereof, together with any other property of the Participant held by the custodian pursuant to Section 14(b) hereof.

     (f)     Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a proportion of such shares (up to 100%), to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 10(b). Such proportion may be equal to zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

          (3) In the event that a Non-Employee Participant ceases to provide services to the Company, all shares of Restricted Stock granted to such Non-Employee Participant shall vest in accordance with the terms of the grant.

     (g)     Effect of Change in Control

          Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred), or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

     (h)     Registration of Restricted Stock

          The Company, at the Company's expense, shall file and maintain a registration statement on the appropriate form with the Securities and Exchange Commission covering the restricted stock granted hereunder after it has vested.

11.   Phantom Stock

     Subject to the provisions of the Plan, the Committee may grant shares of Phantom Stock. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

     (a)     Vesting Date

          At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) hereof are satisfied, and except as provided in Section 11(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b)     Benefit Upon Vesting

          Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a Common Share of the Company on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a Common Share of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c)     Conditions to Vesting

          At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

     (d)     Effect of Termination of Employment

          (1) In the event that the employment of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant, a proportion of such shares (up to 100%), to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The proportion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 11(c). Such proportion may be equal to zero.

          (2) In the event of the termination of a Participant's employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

          (3) In the event that a Non-Employee Participant ceases to provide services to the Company, all shares of Phantom Stock granted to such Non-Employee Participant shall vest in accordance with the terms of the grant.

     (e)     Effect of Change in Control

          Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested, or been canceled or forfeited pursuant to any provision hereof, shall immediately vest.

12.   Stock Bonuses

     Subject to the provisions of the Plan, the Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for Common Shares granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

13.   Cash Bonuses

     Subject to the provisions of the Plan, the Committee may grant, in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided however, that in no event shall the amount of a Cash Bonus exceed 50% of the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

14.   Adjustment Upon Changes in Common Shares

     (a)     Shares Available for Grants

          In the event of any change in the number of Common Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Common Shares with respect to which the Committee may grant Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses shall be appropriately adjusted by the Committee. In the event of any change in the number of Common Shares outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of Common Shares with respect to which Options, Stand-Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses may be granted as the Committee may deem appropriate.

     (b)     Outstanding Restricted Stock and Phantom Stock

          Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as the result of any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of Restricted Stock vests, and shall be promptly deposited with the custodian designated pursuant to Paragraph 10(d)(2) hereof.

          The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

     (c) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Certain Increases or Decreases in Issued Shares Without Consideration

          Subject to any required action by the shareholders of Delta Petroleum Corporation, in the event of any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of Common Shares or the payment of a stock dividend (but only on the Common Shares), the Committee shall proportionally adjust the number of Common Shares subject to each outstanding Option, LSAR, Tandem SAR and Stand-Alone SAR, and the exercise price per Common Share of each such Option, LSAR, Tandem SAR and Stand-Alone SAR.

     (d) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Certain Mergers

          Subject to any required action by the shareholders of Delta Petroleum Corporation, in the event that Delta Petroleum Corporation shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of Common Shares receive securities of another corporation), each Option, LSAR, Tandem SAR and Stand-Alone SAR outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Common Shares subject to such Option, LSAR, Tandem SAR or Stand-Alone SAR would have received in such merger or consolidation.

     (e) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Certain Other Transactions

          Delta Petroleum Corporation shall not, at any time while there are issued and outstanding pursuant to this Plan any unexpired options (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights to acquire securities of Delta Petroleum Corporation (whether or not then exercisable), effect a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of Delta Petroleum Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of Delta Petroleum Corporation or another entity, or enter into any agreement to effect a sale of all or substantially all of Delta Petroleum Corporation's assets (a "Corporate Change"), unless the resulting successor or acquiring entity (the "Resulting Entity") assumes by written instrument all of Delta Petroleum Corporation's obligations pursuant to any options then outstanding under this Plan (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights under this Plan to acquire securities of Delta Petroleum Corporation (whether or not then exercisable), which shall include, but not limited be to, an agreement in such written instrument that any and all options then outstanding under this Plan (including any related LSARs or Tandem SARs), Stand-Alone SARs or other rights to acquire securities of Delta Petroleum Corporation (whether or not then exercisable) or other rights shall be exercisable into such class, amount and type of securities or other assets (or stock appreciation rights with respect to, as appropriate) of the Resulting Entity as the holder would have received had the holder exercised its options (including any related LSARs or Tandem
SARs), Stand-Alone SARs or other rights to acquire securities of Delta Petroleum Corporation (whether or not then exercisable) issued pursuant to this Plan immediately prior to such Corporate Change, and the Exercise Price of such options or other rights shall be proportionately increased (if such options or other rights shall be changed into or become exchangeable for an option, warrant or other right to purchase a smaller number of shares of Common Stock of the Resulting Entity) or shall be proportionately decreased (if such options or other rights shall be changed or become exchangeable for an option, warrant or other right to purchase a larger number of shares of Common Stock of the Resulting Entity); provided, however, that Delta Petroleum Corporation shall not affect any Corporate Change unless it first shall have given thirty (30) days notice of any Corporate Change to each holder of issued and outstanding unexpired options or other rights to acquire securities of Delta Petroleum Corporation pursuant to this Plan at such holder's last known address as reflected on the books and records of Delta Petroleum Corporation.

     (f) Outstanding Options, LSARs, Tandem SARs and Stand-Alone SARs--Other Changes

          In the event of any change in the capitalization of Delta Petroleum Corporation or corporate change other than those specifically referred to in
Section 14(c), (d) or (e) hereof, the Committee shall make such adjustments in the number and class of shares subject to Options, LSARs, Tandem SARs or Stand-Alone SARs outstanding on the date on which such change occurs and in the per share exercise price of each such Option, LSAR, Tandem SAR and Stand-Alone SAR to prevent dilution or enlargement of rights.

     (g)     No Other Rights

          Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Delta Petroleum Corporation or any other corporation. Except as expressly provided in the Plan, no issuance by Delta Petroleum Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to the number of Common Shares subject to an Incentive Award or the exercise price of any Option, LSAR, Tandem SAR or Stand-Alone SAR.

15.   Rights as a Shareholder

     No person shall have any rights as a shareholder with respect to any Common Shares covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 14 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

16.   No Special Employment Rights; No Right to Incentive Award

     Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

17.   Securities Matters

     (a) Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Common Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Common Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from the registration or other methods for compliance available under federal or state securities laws. The Company shall inform the

Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     (c) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan, the grant of an Incentive Award, or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

18.   Withholding Taxes

     (a)     Cash Remittance

          Whenever Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the exercise of an LSAR, Tandem SAR or Stand-Alone SAR, the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements.

     (b)     Stock Remittance

          At the election of the Participant, subject to the approval of the Committee, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Participant may tender to the Company a number of Common Shares determined by such Participant, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

     (c)     Stock Withholding

          At the election of the Participant, subject to the approval of the Committee, when Common Shares are to be issued upon the exercise of an Option, the occurrence of the Issue Date or the Vesting Date with respect to a share of Restricted Stock or the grant of a Stock Bonus, in lieu of the remittance required by Section 18(a) hereof, the Company shall withhold a number of such shares determined by such Participant, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or grant and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise, occurrence or grant.

19.   Amendment of the Plan

     The Plan will have no fixed termination date, but may be terminated at any time by the Board of Directors. Incentive Awards outstanding as of the date of any such termination will not be affected or impaired by the termination of the Plan. The Board of Directors may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of a Participant without the Participant's consent, except such an amendment which is necessary to cause any Incentive Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (ii) disqualify any Incentive Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment may be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement.

20.   No Obligation to Exercise

     The grant to a Participant of an Option, LSAR, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, LSAR, Tandem SAR or Stand-Alone SAR.

21.   Expenses and Receipts

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

22.   Suspension or Termination of Incentive Award

      In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee may determine.

23.  Code Section 162(m).

     The Committee, in its sole discretion, may require that one or more Incentive Awards contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company for all or part of any Incentive Award under the Plan, a Participant's receipt of the portion of such Incentive Award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Participant's remuneration does not exceed the limit set forth in such provision of the Code.

24.  Effective Date of Plan

     The Plan shall be effective as of November 1, 2001, subject to approval by the Company's Shareholders at their next Annual or Special Meeting.

25.  Participation in the Plan by Nonemployee Directors

     (a) The Plan will be administered as to Nonemployee Directors by the Board of Directors.

     (b) All Nonemployee Directors shall participate in the Plan, subject to the conditions and limitations of the Plan, so long as they remain eligible to participate in the Plan.

     (c) No Nonemployee Director shall be eligible for an Incentive Award if, at the time said Incentive Award would otherwise be granted, such Nonemployee Director (i) is directly or indirectly the beneficial owner of five percent or more of any class of equity security of the Company which is registered pursuant to Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security (excluding shares covered by the Plan); or
          (ii) is an officer, director, 10% or greater shareholder, employee or agent of a person or entity which is directly or indirectly the beneficial owner of more than five percent of any class of equity security of the Company which is registered pursuant to Section 12 of the Exchange Act or of any security convertible into or exercisable for such class of equity security (excluding shares covered by the Plan). Incentive Award grants, if any, to any such non-eligible Nonemployee Directors shall be determined by the Board.

     (d) Unless the Board of Directors shall otherwise direct, Options or Restricted Common Stock shall automatically be granted to Nonemployee Directors according to the following formula:

            (i) Stock and Options shall be determined for all eligible Nonemployee Directors of the Company in each calendar year during the term of the Plan as of December 31. No Stock or Option may be changed after it has been so determined, except pursuant to the Plan. No Nonemployee Director shall be entitled to receive more than one grant of Stock or Options per year pursuant to the Plan even if such Nonemployee Director serves as a director for more than one Participating Company. The Stock or Options shall be granted to each Participant by the Company or, if the Participant is not a Nonemployee Director of the Company, by the Participating Company for which a Nonemployee Director serves as a director.

          (ii) Stock or Options shall be granted pursuant to the Plan to eligible Participant as follows:

               Annually each Participant who has served for any position of the year shall be granted either: (1) an option for 20,000 shares of Common Stock, or (2) at the election of the participating Nonemployee Director, shall be granted, in lieu of an option, 10,000 shares of Restricted Common Stock.

               The exercise price of the Stock Options to be granted to Nonemployee Directors pursuant to the Plan shall be 50% of the Market Price as determined at the date of grant. The "Market Price" of a share of Common Stock under the Plan shall be the average of the "Fair Market Value" of the Common Stock for all trading days during the twelve months preceding the date on which the stock option is determined. The "Fair Market Value" of a share of Common Stock with respect to any day shall be (i) the closing sales price of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading; or (ii) if not so reported, the last sales price as reported by the NASDAQ Stock Market; or (iii) if not so reported, the average of the closing bid and ask prices as reported on the NASDAQ Stock Market; or (iv) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. Each Stock Option shall be exercisable for a ten year period commencing on the date of grant and shall expire ten years after the date of grant. Certificates evidencing the Stock Options shall be registered in the respective names of the Participants and shall be issued to each Participant as soon as practicable following the date of grant.

                                                            PRELIMINARY COPY

                        DELTA PETROLEUM CORPORATION
                                    PROXY
           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Aleron H. Larson, Jr. and Roger A. Parker, or each of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of Delta Petroleum Corporation, to be held at Delta's corporate offices at 555 17th Street, Suite 3310, Denver, Colorado 80202 on _______ ______ __, 2002, at
10:00 a.m. (local time), and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present.

                                                          (Check One)
                                                  For     Against     Abstain
Proposal 1: To approve the four nominees to the
            Board of Directors:

            Aleron H. Larson, Jr.                 [   ]      [   ]      [   ]
            Roger A. Parker                       [   ]      [   ]      [   ]
            Jerrie F. Eckelberger                 [   ]      [   ]      [   ]
            James B. Wallace                      [   ]      [   ]      [   ]

Proposal 2: To approve Delta's 2002               [   ]      [   ]      [   ]
            Incentive Plan

Proposal 3: To approve the proposed
            issuance of shares and warrants
            pursuant to an Investment Agreement
            with Swartz Private Equity, LLC       [   ]      [   ]      [   ]


Proposal 4: To ratify the appointment of          [   ]      [   ]      [   ]
            KPMG LLP as independent auditors

Proposal 5: To approve an amendment to Delta's
            Articles of Incorporation to reduce
            the quorum and voting requirements
            for meetings of shareholders          [   ]      [   ]      [   ]

Proposal 6: To approve the proposed issuance
            of shares pursuant to a Purchase
            and Sale Agreement with Castle
            Energy Corporation                    [   ]      [   ]      [   ]

In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof. Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2,3, 4, 5 and 6. All prior proxies are revoked. This proxy will also be voted in accordance with the discretion of the proxy or proxies on any other business. Receipt is hereby acknowledged of the Notice of Annual Meeting and Proxy Statement.


__________________________________________________________________________
Signature                             Signature (if jointly held)

_________________________________     ____________________________________
Print Name                            Print Name

_________________________________     ____________________________________
Dated                                 Dated

     (Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)

     PLEASE MARK, DATE, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.